AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 17, 2020

File No. 333-192858

File No. 811-22920

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 241	/X/
AND
REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 245	/X/

THE ADVISORS’ INNER CIRCLE FUND III

(Exact Name of Registrant as Specified in Charter)

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Address of Principal Executive Offices, Zip Code)

(800) 932-7781

(Registrant’s Telephone Number, including Area Code)

Michael Beattie

c/o SEI Investments

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(Name and Address of Agent for Service)

Copies to:

Sean Graber, Esquire	James Bernstein, Esquire
Morgan, Lewis & Bockius LLP	c/o SEI Investments
1701 Market Street	One Freedom Valley Drive
Philadelphia, Pennsylvania 19103	Oaks, Pennsylvania 19456

It is proposed that this filing become effective (check appropriate box)

/ /	Immediately upon filing pursuant to paragraph (b)
/ /	On [date] pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/X /	75 days after filing pursuant to paragraph (a)(2)
/ /	On [date] pursuant to paragraph (a)(1) of Rule 485

SUBJECT TO COMPLETION

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED

Preliminary Prospectus Dated July 17, 2020

THE ADVISORS’ INNER CIRCLE FUND III

PROSPECTUS

[Date]

CCT THEMATIC EQUITY FUND

Institutional Shares: [XXXXX]

INVESTMENT ADVISER:

CHEVY CHASE TRUST COMPANY

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus.
Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling [XX]. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Fund, please see:

Page
CCT Thematic Equity Fund	[XX]
INVESTMENT OBJECTIVE	[XX]
FUND FEES AND EXPENSES	[XX]
PRINCIPAL INVESTMENT STRATEGIES	[XX]
PRINCIPAL RISKS	[XX]
PERFORMANCE INFORMATION	[XX]
INVESTMENT ADVISER	[XX]
PORTFOLIO MANAGERS	[XX]
PURCHASE AND SALE OF FUND SHARES	[XX]
TAX INFORMATION	[XX]
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES	[XX]
MORE INFORMATION ABOUT THE FUND'S INVESTMENT OBJECTIVE AND STRATEGIES	[XX]
MORE INFORMATION ABOUT RISKS	[XX]
INFORMATION ABOUT PORTFOLIO HOLDINGS	[XX]
INVESTMENT ADVISER	[XX]
PORTFOLIO MANAGERS	[XX]
PURCHASING AND SELLING FUND SHARES	[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[XX]
OTHER POLICIES	[XX]
DIVIDENDS AND DISTRIBUTIONS	[XX]
TAXES	[XX]
ADDITIONAL INFORMATION	[XX]
FINANCIAL HIGHLIGHTS	[XX]
HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	Back Cover

CCT THEMATIC EQUITY FUND

Investment Objective

The CCT Thematic Equity Fund (the “Fund”) seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.50%
Other Expenses[1]	1.02%
Total Annual Fund Operating Expenses	1.52%
Less Fee Reductions and/or Expense Reimbursements[2]	(0.87)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.65%

[1]	Other Operating Expenses are based on estimated amounts for the current fiscal year.
[2]	Chevy Chase Trust Company (the “Adviser” or “CCT”) has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, 12b-1 Fees, Shareholder Servicing Fees, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the average daily net assets of the Fund’s Institutional Shares until November 30, 2021 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of The Advisors’ Inner Circle Fund III (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2021.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses [(including capped expenses for the period described in the footnote to the fee table)] remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Shares	$66	$395

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. Because the Fund has not commenced operations as of the date of this prospectus, it does not have portfolio turnover information to report.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. This policy can be changed by the Fund upon sixty (60) days’ prior written notice to shareholders. For purposes of this policy, equity securities include common stock, real estate investment trusts (“REITs”) and American Depository Receipts (“ADRs”). The Fund may invest in the securities of U.S. and non-U.S. issuers of any market capitalization.

The Adviser uses a thematic investing approach to manage the Fund’s assets. Thematic investing involves capitalizing on powerful secular trends, disruptive ideas, innovations and economic forces that are reshaping the world. The Adviser’s process combines top-down secular and cyclical views with fundamental, bottom-up research. The Adviser seeks to build a focused, high-conviction portfolio of companies positioned to exploit transformational shifts, and as importantly, avoid companies potentially disrupted by creative destruction.

Four core investment tenets drive the Adviser’s strategy. Adherence to these tenets is designed to allow the Adviser to identify companies exposed to long-term, secular tailwinds with positive expected return potential, and in doing so, generate alpha (i.e., outperformance) in a variety of different market regimes with some degree of reliability.

•	The economic or technical change must be big enough to influence the bottom line of companies in multiple industries. The Adviser may intentionally look for secular themes and disruptive changes that span multiple industries, as the Adviser believes this is where the market can miss opportunity. The Adviser’s investment analysts are organized by theme, not industry or region, which is designed to allow the Adviser’s analysts to think about themes holistically and cover all related stocks.

•	The secular change should create meaningful profits that industry leaders can defend over time. The Adviser’s focus on the impact to corporate performance is designed to distinguish between a trend and a potentially profitable investment theme. There are many profound changes occurring around the world, but the Adviser believes that most of those changes are trends that may not qualify as investment themes.

•	The potential theme must be investable. There must be enough publicly traded stocks with sufficient liquidity that the Adviser may invest at least 5% of the Fund’s net assets in the theme. The Adviser also seeks scenarios where the market will begin to discount the profitability of the change or disruption within a three to five year time horizon.

•	Multi-theme portfolio construction. The Adviser believes that a single-theme focused strategy either would not achieve appropriate diversification, or would end up holding companies tangentially related to the theme, which brings unintended risk and dilution of the research process. Therefore, the Adviser integrates five to seven uncorrelated, multi-sector themes into a multi-theme portfolio (with attention paid to appropriately sized positions and thematic weights given the broader macroeconomic environment).

The Adviser’s strategy is designed to not use quantitative screens, or geographic or style limitations to narrow the universe of potential investments. The Fund’s potential investment universe is largely defined by the Adviser’s themes. The Adviser seeks to identify stocks likely to benefit from disruptive changes. An analyst researching a theme may consider who will benefit, who will lose, which business models will have to change and how they would do so.

Fundamental, bottom-up research is a cornerstone of the Adviser’s process. Once an analyst identifies a prospective holding, the analysist assesses thematic exposure (and the sustainability of it), the management team, quality of the balance sheet and cash flows, current and future valuation (both on traditional metrics and based off proprietary quantitative thematic models), and whether other investors may begin to discount the change or disruption into their valuation models within a reasonable (three to five year) timeframe.

The Fund’s portfolio is expected to consist of approximately forty (40) stocks across five to seven themes. Some stocks may fall in more than one theme, which tend to be in the Adviser’s largest positions. The Fund’s investment team sizes positions in each theme by taking into account factors such as industries and geographies. Themes may be classic growth, value, large-cap and or small-cap tilted. Most themes include companies in more than one country.

Sell decisions are both qualitative and quantitative and are not rules based. The Fund’s investment team may exit a position when the team believes the position’s valuation no longer reflects the long-term opportunity, when the investment no longer fits the thematic strategy (either because of fundamental changes to the company, or fundamental shifts in the secular theme), and may reduce a position based on market appreciation and other factors.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any other government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Large Capitalization Risk — The risk that larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Sector Risk – The risk that from time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Foreign Investment Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

American Depositary Receipts Risk — ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market. ADRs are subject to many of the risks associated with investing directly in foreign securities, including, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory and tax environments.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund’s investments in REITs are subject to the risks associated with the direct ownership of real estate, which are discussed elsewhere in this section. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Common Stock Risk — The prices of common stock may fall over short or extended periods of time. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Management Risk — The value of the Fund may decline if the Adviser’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Performance Information

The Fund is new, and therefore has no performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s returns and comparing the Fund’s performance to a broad measure of market performance. Of course, the Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Current performance information is available by calling toll-free to [XX].

Investment Adviser

Chevy Chase Trust Company

Portfolio Managers

Amy Raskin, Chief Investment Officer, has managed the Fund since its inception in 2020.

Spencer Smith, Managing Director and Portfolio Manager, has managed the Fund since its inception in 2020.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase shares of the Fund for the first time, you must invest at least $20,000,000. Subsequent investments must be made in amounts of at least $[XX].

The Fund may accept investments of smaller amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: CCT Thematic Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: CCT Thematic Equity Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at [XX].

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Fund’s Investment Objective and Strategies

The investment objective of the Fund is to seek long-term capital appreciation. The investment objective of the Fund is not a fundamental policy and may be changed by the Board without shareholder approval.

The investments and strategies described in this prospectus are those that the Fund uses under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If the Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. The Fund will only do so if the Adviser believes that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Fund’s principal investment strategies, and the Fund will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Fund will achieve its investment goals.

More Information about Risk

Investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goals. The Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good of a job the Adviser does, you could lose money on your investment in the Fund, just as you could with similar investments.

The value of your investment in the Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which they trade. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Equity Market Risk — Because the Fund may invest in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. The market as a whole may not favor the types of investments the Fund makes. Many factors can adversely affect a security’s performance, including both general financial market conditions and factors related to a specific company, industry or geographic region. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The impact of the COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected. In the case of foreign stocks, these fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

New Fund Risk – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Large Capitalization Risk — If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small or medium capitalization companies, investors may migrate to the stocks of small and medium-sized companies. Additionally, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Sector Risk – The risk that from time to time, based on market or economic conditions, the Fund may have significant positions in one or more sectors of the market. To the extent the Fund invests more heavily in one sector, industry, or sub-sector of the market, its performance will be especially sensitive to developments that significantly affect those sectors, industries, or sub-sectors. An individual sector, industry, or sub-sector of the market may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. The Fund’s performance could also be affected if the sectors, industries, or sub-sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors or industries may adversely affect performance.

Small and Medium Capitalization Issuers Risk — Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Foreign Investment Risk — The Fund may invest in foreign issuers. Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of the Fund's investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer's home country.

Foreign Currency Risk — As a result of the Fund's investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected. Currency exchange rates may fluctuate in response to, among other things, changes in interest rates, intervention (or failure to intervene) by U.S. or foreign governments, central banks or supranational entities, or by the imposition of currency controls or other political developments in the United States or abroad.

American Depositary Receipts Risk — ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs are subject to many of the risks associated with investing directly in foreign securities, which are further described below.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. By investing in REITs indirectly through the Fund, shareholders will not only bear the proportionate share of the expenses of the Fund, but will also, indirectly, bear the expenses of the REITs. The Fund may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.

Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or its failure to maintain exemption from registration under the Investment Company Act of 1940, as amended.

Common Stock Risk — The price of common stocks may fall over short or extended periods of time. Common stock prices are sensitive to general movements in the equity markets, and a drop in the equity markets may cause the price of common stocks held by the Fund to decrease in value. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of common stock issued by such companies may suffer a decline in response. Common stock generally is subordinate to preferred stock and debt upon the liquidation or bankruptcy of the issuing company.

Management Risk — The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. The portfolio securities selected by the Adviser may decline in value or not increase in value when the stock market in general is rising. In addition, the prices of common stocks move up and down in response to corporate earnings and developments, economic and market conditions and anticipated events. Individual issuers may report poor results or be negatively affected by industry and/or economic trends and developments. The Fund’s investment success depends on the skill of the Adviser in evaluating, selecting and monitoring the portfolio assets. If the Adviser’s conclusions about growth rates or securities values are incorrect, the Fund may not perform as anticipated.

Information about Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the circumstances under which the Fund discloses its portfolio holdings is available in the SAI.

Investment Adviser

Chevy Chase Trust Company, a Maryland corporation organized in 1997, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 7501 Wisconsin Avenue, 1500W, Bethesda MD 20814. The Adviser is wholly owned by the B. F. Saul Family. As of [XX], 2020, the Adviser had approximately $[XX] billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

For its services to the Fund, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the average daily net assets of each of the Fund’s share classes until November 30, 2021 (the “contractual expense limit”).

The Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Fund’s investment advisory agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2021.

A discussion regarding the basis for the Board’s approval of the Fund’s investment advisory agreement will be available in the Fund’s first Annual or Semi-Annual Report to Shareholders.

Portfolio Managers

Amy Raskin has served as Chief Investment Officer at the Adviser since 2014. Prior to that, she served as Senior Vice President at AllianceBernstein from 2000 to 2013. Ms. Raskin has over 25 years of industry experience. Ms. Raskin earned a BS from the University of Pennsylvania’s School of Engineering and Applied Science with a major in Engineering and a minor in Management from the Wharton School.

Spencer Smith has served as Managing Director and Portfolio Manager at the Adviser since 2010. Prior to that, he served as Managing Director, Portfolio Manager and co-head of the Washington D.C. Office of the Fiduciary Trust Company International. Before that, Mr. Smith was an investment professional at Morgan Stanley, Emerging Markets Management LLC, and Riggs Investment Management Corporation. Mr. Smith earned a BA from the University of Oregon and an MBA from the Yale School of Management.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

Purchasing and Selling Fund Shares

This section tells you how to purchase and sell (sometimes called “redeem”) shares of the Fund.

For information regarding the federal income tax consequences of transactions in shares of the Fund, including information about cost basis reporting, see “Taxes.”

How to Purchase Fund Shares

To purchase shares directly from the Fund through its transfer agent, complete and send in the application. If you need an application or have questions, please call [XX].

All investments must be made by check, wire or Automated Clearing House (“ACH”). All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

The Fund reserves the right to reject any specific purchase order, for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Fund’s policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Fund does not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Fund subject to the satisfaction of enhanced due diligence. Please contact the Fund for more information.

By Mail

You can open an account with the Fund by sending a check and your account application to the address below. You can add to an existing account by sending the Fund a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class. Make your check payable to “CCT Thematic Equity Fund.”

Regular Mail Address

CCT Thematic Equity Fund

P.O. Box 588

Portland, ME 04112

Express Mail Address

CCT Thematic Equity Fund

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza,

Ground Floor

Portland, ME 04101

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the purchase order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call [XX] for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class, and your account number).

Wiring Instructions

[UMB Bank, N.A.]

ABA # [101000695]

CCT Thematic Equity Fund

DDA # [9872013085]

Ref: Fund name/share class/account number/account name

Purchases In-Kind

Subject to the approval of the Fund, an investor may purchase shares of the Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the Fund’s valuation policies. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by the Fund in such transactions will be valued in accordance with procedures adopted by the Fund. The Fund reserves the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase shares of the Fund for the first time, you must invest at least $20,000,000. Subsequent investments must be made in amounts of at least $[XX].

The Fund may accept investments of smaller amounts in its sole discretion.

Fund Codes

The Fund’s reference information, which is listed below, will be helpful to you when you contact the Fund to purchase shares, check daily net asset value (“NAV”), or obtain additional information.

Share Class	Ticker Symbol	CUSIP	Fund Code
Institutional Shares	[XXXXX]	[XX]	[XX]

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

The Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (defined below) receives your purchase order in proper form. “Proper form” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number, and other identification required by law or regulation, as well as sufficient purchase proceeds.

The Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, the Fund or an authorized institution must receive your purchase order in proper form before the close of normal trading on the NYSE. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, the Fund reserves the right to calculate NAV as of the earlier closing time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities may trade on days that are not Business Days, the value of the Fund may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

When you purchase or sell Fund shares through a financial intermediary (rather than directly from the Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to the Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by the Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Fund with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at the Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of the Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with the Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Fund Calculates NAV

The NAV of a class of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board. Pursuant to the policies adopted by, and under the ultimate supervision of, the Board, these methods are implemented through the Trust’s Fair Value Pricing Committee, members of which are appointed by the Board. The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

With respect to non-U.S. securities held by the Fund, the Fund may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by the Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which the Fund prices its shares, the value the Fund assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Fund may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

There may be limited circumstances in which the Fund would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

Other assets for which market quotations are not readily available or reasonably believed to be unreliable will be valued at their fair value as determined in good faith by or under the direction of the Board.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at [XX].

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Fund in writing.

Certain redemption requests will require a signature guarantee by an eligible guarantor institution. Eligible guarantors include commercial banks, savings and loans, savings banks, trust companies, credit unions, member firms of a national stock exchange, or any other member or participant of an approved signature guarantor program. For example, signature guarantees may be required if your address of record has changed in the last 30 days, if you want the proceeds sent to a bank other than the bank of record on your account, or if you ask that the proceeds be sent to a different person or address. Please note that a notary public is not an acceptable provider of a signature guarantee and that the Fund must be provided with the original guarantee. Signature guarantees are for the protection of Fund shareholders. Before granting a redemption request, the Fund may require a shareholder to furnish additional legal documents to ensure proper authorization.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Fund participates in the Paperless Legal Program (the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at [XX] for more information.

The sale price of each share will be the NAV next determined after the Fund (or an authorized institution) receives your request in proper form.

By Mail

To redeem shares by mail, please send a letter to the Fund signed by all registered parties on the account specifying:

•	The Fund name;

•	The share class;

•	The account number;

•	The dollar amount or number of shares you wish to redeem;

•	The account name(s); and

•	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

CCT Thematic Equity Fund

P.O. Box 588

Portland, ME 04112

Express Mail Address

CCT Thematic Equity Fund

c/o Atlantic Shareholder Services, LLC

Three Canal Plaza,

Ground Floor,

Portland, ME 04101

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Fund’s transfer agent. The share price used to fill the sell order is the next price calculated by the Fund after the Fund’s transfer agent receives the order in proper form at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call [XX] to redeem your shares. Based on your instructions, the Fund will mail your proceeds to you, or send them to your bank via wire or ACH.

Receiving Your Money

Normally, the Fund will send your sale proceeds within one Business Day after it receives your redemption request. The Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with the Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

The Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, the Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Fund’s remaining shareholders, the Fund might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $[XX], because of redemptions, you may be required to sell your shares. The Fund generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. The Fund reserves the right to waive the minimum account value requirement in its sole discretion.

Suspension of Your Right to Sell Your Shares

The Fund may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

Telephone Transactions

Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions it reasonably believes to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Fund and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Fund and/or its shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Fund. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Fund. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Fund available to their customers or registered representatives, including providing the Fund with “shelf space,” placing it on a preferred or recommended fund list, or promoting the Fund in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the NAV or price of the Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Fund, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Fund is intended for long-term investment purposes only and discourages shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of the Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Fund to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

In addition, because the Fund may invest in foreign securities traded primarily on markets that close prior to the time the Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by the Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage). Shareholders who attempt this type of arbitrage may dilute the value of the Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Fund has procedures designed to determine the fair value of foreign securities for purposes of calculating its NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

Because the Fund may invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, the Fund may be more susceptible to the risks posed by frequent trading because frequent transactions in the Fund’s shares may have a greater impact on the market prices of these types of securities.

The Fund’s service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Fund’s policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Fund’s service providers may consider the trading history of accounts under common ownership or control. The Fund’s policies and procedures include:

•	Shareholders are restricted from making more than [XX] “round trips” into or out of the Fund within any [XX] month period. The Fund defines a “round trip” as a purchase into the Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

•	The Fund reserves the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Fund and/or its service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Fund’s long-term shareholders. The Fund does not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in the Fund will occur.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Fund for their customers through which transactions are placed. The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund or its service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Fund, the Fund or its service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Fund or its service providers determine that the trading activity of any customer may be detrimental to the Fund, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. If the Fund is not satisfied that the intermediary has taken appropriate action, the Fund may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Fund’s shares is requested by the Fund and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Fund has an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Fund, to restrict or prohibit the indirect intermediary from purchasing shares of the Fund on behalf of other persons.

The Fund and its service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Fund. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Fund to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: when you open an account, the Fund will ask your name, address, date of birth, and other information that will allow the Fund to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Fund is required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Fund is required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Fund, your application will be rejected.

Subject to the Fund’s right to reject purchases as described in this prospectus, upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Fund reserves the right to close or liquidate your account at the NAV next-determined and remit proceeds to you via check if it is unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Fund. Further, the Fund reserves the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Fund’s overall obligation to deter money laundering under federal law. The Fund has adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or the financing of illegal activities. In this regard, the Fund reserves the right to: (i) refuse, cancel or rescind any purchase order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Fund or in cases when the Fund is requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Fund is required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund).

More information on unclaimed property and how to maintain an active account is available through your state or by calling [XX].

Dividends and Distributions

The Fund distributes its net investment income, if any, at least semi-annually and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund’s record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

[Taxes]

Please consult your tax advisor regarding your specific questions about U.S. federal, state and local income taxes. Below is a summary of some important U.S. federal income tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company, such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Distributions you receive from the Fund may be taxable whether you receive them in cash or you reinvest them in additional shares of the Fund. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions reported by the Fund as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains and currently set at a maximum tax rate for individuals of 20% (lower rates apply to individuals in lower tax brackets). Once a year the Fund (or its administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year.

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or as long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, the Fund will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as the default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

The Fund may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of the Fund consist of foreign securities, the Fund will be eligible to elect to treat some of those taxes as a distribution to shareholders, which would allow shareholders to offset some of their U.S. federal income tax. The Fund (or its administrative agent) will notify you if it makes such an election and provide you with the information necessary to reflect foreign taxes paid on your income tax return.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Fund.

More information about taxes is in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Fund’s investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Fund. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Fund that you should consider in determining whether to purchase shares of the Fund. The Fund may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Fund and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Financial Highlights

Because the Fund has not commenced operations as of the date of this prospectus, financial highlights are not available.

THE ADVISORS’ INNER CIRCLE FUND III

CCT THEMATIC EQUITY FUND

Investment Adviser

Chevy Chase Trust Company

7501 Wisconsin Avenue, 1500W,

Bethesda, MD 20814

Distributor

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, Pennsylvania 19103

More information about the Fund is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated [XX], 2020, as it may be amended from time to time, includes detailed information about the CCT Thematic Equity Fund and The Advisors’ Inner Circle Fund III. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: These reports list the Fund’s holdings and contain information from the Adviser about investment strategies, and recent market conditions and trends and their impact on Fund performance. The reports also will contain detailed financial information about the Fund.

To Obtain an SAI, Annual or Semi-Annual Report, or More Information:

By Telephone:	[XX]

By Mail:	CCT Thematic Equity Fund

P.O. Box 588

Portland, ME 04112

By Internet:	The Fund does not have a website, but you can obtain the SAI, Annual or Semi-Annual Report by mail or telephone.

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about The Advisors’ Inner Circle Fund III, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-22920.

[Inventory Code]

SUBJECT TO COMPLETION

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JULY 17, 2020

STATEMENT OF ADDITIONAL INFORMATION

CCT THEMATIC EQUITY FUND

Institutional Shares: [XXXXX]

a series of

THE ADVISORS’ INNER CIRCLE FUND III

[Date]

Investment Adviser:

CHEVY CHASE TRUST COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of The Advisors’ Inner Circle Fund III (the “Trust”) and the CCT Thematic Equity Fund (the “Fund”). This SAI is incorporated by reference into and should be read in conjunction with the Fund’s prospectus dated [Date], as it may be amended from time to time (the “Prospectus”). Capitalized terms not defined herein are defined in the Prospectus. Shareholders may obtain copies of the Prospectus or the Fund’s annual or semi-annual report free of charge by writing to the Fund at CCT Thematic Equity Fund, P.O. Box 588, Portland, ME 04112 (Express Mail Address: CCT Thematic Equity Fund, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or calling the Fund at [XX].

TABLE OF CONTENTS

THE TRUST	S-[XX]
DESCRIPTION OF PERMITTED INVESTMENTS	S-[XX]
INVESTMENT LIMITATIONS	S-[XX]
THE ADVISER	S-[XX]
THE PORTFOLIO MANAGERS	S-[XX]
THE ADMINISTRATOR	S-[XX]
THE DISTRIBUTOR	S-[XX]
PAYMENTS TO FINANCIAL INTERMEDIARIES	S-[XX]
THE TRANSFER AGENT	S-[XX]
THE CUSTODIAN	S-[XX]
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	S-[XX]
LEGAL COUNSEL	S-[XX]
SECURITIES LENDING	S-[XX]
TRUSTEES AND OFFICERS OF THE TRUST	S-[XX]
PURCHASING AND REDEEMING SHARES	S-[XX]
DETERMINATION OF NET ASSET VALUE	S-[XX]
TAXES	S-[XX]
FUND TRANSACTIONS	S-[XX]
PORTFOLIO HOLDINGS	S-[XX]
DESCRIPTION OF SHARES	S-[XX]
LIMITATION OF TRUSTEES’ LIABILITY	S-[XX]
PROXY VOTING	S-[XX]
CODES OF ETHICS	S-[XX]
PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS	S-[XX]
APPENDIX A – DESCRIPTION OF RATINGS	A-1
APPENDIX B – PROXY VOTING POLICIES AND PROCEDURES	B-1

[Date]	[Inventory Code]

THE TRUST

General. The Fund is a separate series of the Trust. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013 (the “Declaration of Trust”). The Declaration of Trust permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”). The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund, and all assets of such fund, belong solely to that fund and would be subject to any liabilities related thereto. Each fund of the Trust pays its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) pro rata share of the fund’s other expenses, including audit and legal expenses. Expenses attributable to a specific fund shall be payable solely out of the assets of that fund. Expenses not attributable to a specific fund are allocated across all of the funds on the basis of relative net assets. The other funds of the Trust are described in one or more separate statements of additional information.

Voting Rights. Each shareholder of record is entitled to one vote for each share held on the record date for the meeting. The Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Approval of shareholders will be sought, however, for certain changes in the operation of the Trust and for the election of members of the Board of Trustees of the Trust (each, a “Trustee” and collectively, the “Trustees” or the “Board”) under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate the Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if the Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

Any series of the Trust may reorganize or merge with one or more other series of the Trust or of another investment company. Any such reorganization or merger shall be pursuant to the terms and conditions specified in an agreement and plan of reorganization authorized and approved by the Trustees and entered into by the relevant series in connection therewith. In addition, such reorganization or merger may be authorized by vote of a majority of the Trustees then in office and, to the extent permitted by applicable law and the Declaration of Trust, without the approval of shareholders of any series.

DESCRIPTION OF PERMITTED INVESTMENTS

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The Fund is diversified, as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”). The following information supplements, and should be read in conjunction with, the Prospectus. The following are descriptions of the permitted investments and investment practices of the Fund and the associated risk factors. The Fund may invest in any of the following instruments or engage in any of the following investment practices unless such investment or activity is inconsistent with or is not permitted by the Fund’s stated investment policies, including those stated below.

American Depositary Receipts (“ADRs”)

ADRs, as well as other “hybrid” forms of ADRs, including European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”), are certificates evidencing ownership of shares of a foreign issuer. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository” and may be sponsored or unsponsored. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. While the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services.

Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts agree to distribute notices of shareholders meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Investments in the securities of foreign issuers may subject the Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

Convertible Securities

Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Equity Securities

Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants and rights to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate. The Fund may purchase equity securities traded on global securities exchanges or the over-the-counter market. Equity securities are described in more detail below:

Types of Equity Securities:

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

Alternative Entity Securities. Alternative entity securities are the securities of entities that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities that are similar to common or preferred stock of corporations.

Exchange-Traded Funds (“ETFs”). An ETF is a fund whose shares are bought and sold on a securities exchange as if it were a single security. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQsSM”), and iShares®. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. Similarly, the Fund may establish a short position in an ETF to gain inverse exposure to a portion of the U.S. or foreign markets. The risks of owning an ETF generally reflect the risks of owning the securities comprising the index which an index ETF is designed to track or the other holdings of an active or index ETF, although lack of liquidity in an ETF could result in it being more volatile than the tracked index or underlying holdings, and ETFs have management fees that increase their costs versus the costs of owning the underlying holdings directly. See also “Securities of Other Investment Companies” below.

Rights and Warrants. A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.

Micro, Small and Medium Capitalization Issuers. Investing in equity securities of micro, small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of micro and smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of micro and smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Initial Public Offerings (“IPOs”). The Fund may invest a portion of its assets in securities of companies offering shares in IPOs. IPOs may have a magnified performance impact on a fund with a small asset base. The Fund may hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses for the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited product lines.

General Risks of Investing in Stocks:

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Real Estate Investment Trusts (“REITs”)

A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 90% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent. The above factors may adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act.

Master Limited Partnerships

MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources. To the extent that an MLP’s interests are concentrated in a particular industry or sector, such as the energy sector, the MLP will be negatively impacted by economic events adversely impacting that industry or sector.

MLPs that are formed as limited partnerships generally have two classes of owners, the general partner and limited partners, while MLPs that are formed as limited liability companies generally have two analogous classes of owners, the managing member and the members. For purposes of this section, references to general partners also apply to managing members and references to limited partners also apply to members.

The general partner is typically owned by a major energy company, an investment fund, the direct management of the MLP or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an equity interest of as much as 2% in the MLP plus, in many cases, ownership of common units and subordinated units. A holder of general partner interests can be liable under certain circumstances for amounts greater than the amount of the holder’s investment in the general partner interest. General partner interests are not publicly traded and generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unitholders choose to remove the general partner, typically with a supermajority vote by limited partner unitholders.

Limited partners own the remainder of the MLP through ownership of common units and have a limited role in the MLP’s operations and management. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not over debt or preferred units, to the remaining assets of the MLP.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership’s cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

Exchange-Traded Notes (“ETNs”)

ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN’s returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected. ETNs are not registered or regulated as investment companies under the 1940 Act.

The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.

Because the return on the ETN is dependent on the issuer’s ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer’s credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track.

There may be restrictions on the Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. The Fund could lose some or all of the amount invested in an ETN.

Foreign Securities

Foreign securities include equity securities of foreign entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers’ Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in Emerging Markets. Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Such risks may include (i) increased risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater social, economic and political uncertainty, including war; (iii) higher dependence on exports and the corresponding importance of international trade; (iv) greater volatility, less liquidity and smaller capitalization of markets; (v) greater volatility in currency exchange rates; (vi) greater risk of inflation; (vii) greater controls on foreign investment and limitations on realization of investments, repatriation of invested capital and on the ability to exchange local currencies for U.S. dollars; (viii) increased likelihood of governmental involvement in and control over the economy; (ix) governmental decisions to cease support of economic reform programs or to impose centrally planned economies; (x) differences in auditing and financial reporting standards which may result in the unavailability of material information about issuers; (xi) less extensive regulation of the markets; (xii) longer settlement periods for transactions and less reliable clearance and custody arrangements; (xiii) less developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; (xiv) certain considerations regarding the maintenance of the Fund’s securities with local brokers and securities depositories and (xv) the imposition of withholding or other taxes on dividends, interest, capital gains, other income or gross sale or disposition proceeds. The Fund defines the term “emerging market” to include those countries included or announced to be included in the MSCI Emerging Markets Index.

Repatriation of investment income, assets and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging market countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for such repatriation or by withholding taxes imposed by emerging market countries on interest or dividends paid on securities held by the Fund or gains from the disposition of such securities.

In emerging markets, there is often less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers, dealers, counterparties and issuers than in other more established markets. Any regulatory supervision that is in place may be subject to manipulation or control. Some emerging market countries do not have mature legal systems comparable to those of more developed countries. Moreover, the process of legal and regulatory reform may not be proceeding at the same pace as market developments, which could result in investment risk. Legislation to safeguard the rights of private ownership may not yet be in place in certain areas, and there may be the risk of conflict among local, regional and national requirements. In certain cases, the laws and regulations governing investments in securities may not exist or may be subject to inconsistent or arbitrary appreciation or interpretation. Both the independence of judicial systems and their immunity from economic, political or nationalistic influences remain largely untested in many countries. The Fund may also encounter difficulties in pursuing legal remedies or in obtaining and enforcing judgments in local courts.

Sovereign Debt Obligations. Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or reschedule of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

Foreign Agency Debt Obligations. The Fund may invest in uncollateralized bonds issued by agencies, subdivisions or instrumentalities of foreign governments. Bonds issued by these foreign government agencies, subdivisions or instrumentalities are generally backed only by the creditworthiness and reputation of the entities issuing the bonds and may not be backed by the full faith and credit of the foreign government. Moreover, a foreign government that explicitly provides its full faith and credit to a particular entity may be, due to changed circumstances, unable or unwilling to provide that support. A foreign agency’s operations and financial condition are influenced by the foreign government’s economic and other policies. Changes to the financial condition or credit rating of a foreign government may cause the value of debt issued by that particular foreign government’s agencies, subdivisions or instrumentalities to decline. During periods of economic uncertainty, the trading of foreign agency bonds may be less liquid while market prices may be more volatile than prices of other bonds. Additional risks associated with foreign agency investing include differences in accounting, auditing and financial reporting standards; adverse changes in investment or exchange control regulations; political instability; and potential restrictions on the flow of international capital.

Obligations of Supranational Entities. Supranational entities are entities established through the joint participation of several governments, and include the Asian Development Bank, World Bank, African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or “stockholders,” usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings. There is no guarantee that one or more stockholders of a supranational entity will continue to make any necessary additional capital contributions. If such contributions are not made, the entity may be unable to pay interest or repay principal on its debt securities, and the Fund may lose money on such investments.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies. Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, shareholders will bear not only their proportionate share of the expenses (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment funds. In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities:

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

•	Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments. Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

▪	The economies of foreign countries may differ from the economy of the United States in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits and national debt;

▪	Foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies. Actions by these governments could significantly influence the market prices of securities and payment of dividends;

▪	The economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

▪	The internal policies of a particular foreign country may be less stable than in the United States. Other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

▪	A foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation and other restrictions on U.S. investment. A country may restrict or control foreign investments in its securities markets. These restrictions could limit the Fund’s ability to invest in a particular country or make it very expensive for the Fund to invest in that country. Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest. Other countries may restrict the ability of foreign investors to repatriate their investment income and capital gains.

On June 23, 2016, the United Kingdom (the “UK”) voted in a referendum to leave the European Union (the “EU”) (commonly known as “Brexit”), which led to significant global market volatility, as well as political, economic, and legal uncertainty. On January 31, 2020, the UK left the EU and entered into a transition period scheduled to last until December 31, 2020. There is still considerable uncertainty regarding the potential consequences of Brexit, including with respect to the negotiations of new trade agreements during the transition period and whether Brexit will have a negative impact on the UK, the broader global economy or the value of the British pound sterling. UK businesses are increasingly preparing for a disorderly Brexit because of the risks that trade negotiations between the UK and the EU may not be completed by the end of the transition period or the outcomes of such negotiations may be undesirable. Brexit may cause both the British pound sterling and the Euro to depreciate in relation to the U.S. dollar, which could adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged, irrespective of the performance of the underlying issuer. As a result of Brexit, the UK may be less stable than it has been in recent years, and investments in the UK may be difficult to value or subject to greater or more frequent volatility. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while a new relationship between the UK and the EU is defined and the UK determines which EU laws to replace or replicate. Further, Brexit may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets. The UK and European economies and the broader global economy could be significantly impacted during this period of uncertainty, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the UK, Europe and globally that could potentially have an adverse effect on the value of the Fund’s investments.

•	Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States. For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies. Foreign companies are typically not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than those concerning domestic companies.

•	Stock Exchange and Market Risk. The Adviser anticipates that in most cases an exchange or over-the-counter market located outside of the United States will be the best available market for foreign securities. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States. Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

▪	Are generally more volatile than, and not as developed or efficient as, those in the United States;

▪	Have substantially less volume;

▪	Trade securities that tend to be less liquid and experience rapid and erratic price movements;

▪	Have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

▪	Employ trading, settlement and custodial practices less developed than those in U.S. markets; and

▪	May have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

▪	Foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

▪	Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

▪	In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

▪	Over-the-counter markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

▪	Economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

▪	Restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

•	Foreign Currency Risk. While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency. Some of the factors that may impair the investments denominated in a foreign currency are:

▪	It may be expensive to convert foreign currencies into U.S. dollars and vice versa;

▪	Complex political and economic factors may significantly affect the values of various currencies, including the U.S. dollar, and their exchange rates;

▪	Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

▪	There may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

▪	Available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

▪	The inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

•	Taxes. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.

Investment in the People’s Republic of China (“China”)

Investing in China is subject to the risks of investing in emerging markets and additional risks which are specific to the Chinese market.

The economy of China is in a state of transition from a planned economy to a more market oriented economy and investments may be sensitive to changes in law and regulation together with political, social or economic policy which includes possible government intervention.

The Fund may incur losses due to limited investment capabilities, or may not be able to fully implement or pursue its investment objective or strategy, due to local investment restrictions, illiquidity of the Chinese domestic securities market, and/or delay or disruption in execution and settlement of trades.

Investments in China A Shares. The Fund may invest in A Shares of companies based in China through the Shanghai-Hong Kong Stock Connect program or Shenzhen-Hong Kong Stock Connect program (collectively, “Stock Connect”) subject to any applicable regulatory limits. Stock Connect is a securities trading and clearing linked program developed by Hong Kong Exchanges and Clearing Limited (“HKEx”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), Shanghai Stock Exchange (“SSE”), Shenzhen Stock Exchange (“SZSE”) and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) with the aim of achieving mutual stock market access between China and Hong Kong. This program allows foreign investors to trade certain SSE-listed or SZSE-listed China A Shares through their Hong Kong based brokers. All Hong Kong and overseas investors in Stock Connect will trade and settle SSE or SZSE securities in the offshore Renminbi (“CNH”) only. The Fund will be exposed to any fluctuation in the exchange rate between the U.S. Dollar and CNH in respect of such investments.

By seeking to invest in the domestic securities markets of China via Stock Connect the Fund is subject to the following additional risks:

•	General Risks. The relevant regulations are relatively untested and subject to change. There is no certainty as to how they will be applied, which could adversely affect the Fund. The program requires use of new information technology systems which may be subject to operational risk due to the program’s cross-border nature. If the relevant systems fail to function properly, trading in both Hong Kong and Chinese markets through the program could be disrupted.

Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when it is a normal trading day for the Chinese market but Stock Connect is not trading. As a result, the Fund may be subject to the risk of price fluctuations in China A Shares when the Fund cannot carry out any China A Shares trading.

•	Foreign Shareholding Restrictions. The trading, acquisition, disposal and holding of securities under Stock Connect are subject at all times to applicable law, which imposes purchasing and holding limits. These limitations and restrictions may have the effect of restricting an investor’s ability to purchase, subscribe for or hold any China A Shares or to take up any entitlements in respect of such shares, or requiring an investor to reduce its holding in any securities, whether generally or at a particular point of time, and whether by way of forced sale or otherwise. As such, investors may incur loss arising from such limitations, restrictions and/or forced sale.

•	Clearing and Settlement Risk. HKSCC and ChinaClear have established the clearing links and each will become a participant of each other to facilitate clearing and settlement of cross-boundary trades. For cross-boundary trades initiated in a market, the clearing house of that market will on one hand clear and settle with its own clearing participants and on the other hand undertake to fulfill the clearing and settlement obligations of its clearing participants with the counterparty clearing house.

In the event ChinaClear defaults, HKSCC’s liabilities under its market contracts with clearing participants may be limited to assisting clearing participants with claims. It is anticipated that HKSCC will act in good faith to seek recovery of the outstanding stocks and monies from ChinaClear through available legal channels or the liquidation of ChinaClear. Regardless, the process of recovery could be delayed and the Fund may not fully recover its losses or its Stock Connect securities.

•	Legal/Beneficial Ownership. Where securities are held in custody on a cross-border basis there are specific legal and beneficial ownership risks linked to the compulsory requirements of the local central securities depositaries, HKSCC and ChinaClear.

As in other emerging markets, the legislative framework is only beginning to develop the concept of legal/formal ownership and of beneficial ownership or interest in securities. In addition, HKSCC, as nominee holder, does not guarantee the title to Stock Connect securities held through it and is under no obligation to enforce title or other rights associated with ownership on behalf of beneficial owners. Consequently, the courts may consider that any nominee or custodian as registered holder of Stock Connect securities would have full ownership thereof, and that those Stock Connect securities would form part of the pool of assets of such entity available for distribution to creditors of such entities and/or that a beneficial owner may have no rights whatsoever in respect thereof. Consequently, neither the Fund nor its custodian can ensure that the Fund’s ownership of these securities or title thereto is assured.

To the extent that HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, it should be noted that the Fund and its custodian will have no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC.

•	Operational Risk. The HKSCC provides clearing, settlement, nominee functions and other related services in respect of trades executed by Hong Kong market participants. Chinese regulations which include certain restrictions on selling and buying will apply to all market participants. In the case of a sale, pre-delivery of shares to the broker is required, increasing counterparty risk. As a result, the Fund may not be able to purchase and/or dispose of holdings of China A Shares in a timely manner.

•	Day Trading Restrictions. Day (turnaround) trading is not permitted through Stock Connect. Investors buying A Shares on day T can only sell the shares on and after day T+1 subject to any Stock Connect rules.

•	Quota Limitations. The Stock Connect program is subject to daily quota limitations which may restrict the Fund’s ability to invest in China A Shares through the program on a timely basis.

•	Investor Compensation. The Fund will not benefit from Chinese local investor compensation schemes.

Tax within China. Uncertainties in Chinese tax rules governing taxation of income and gains from investments in A Shares via Stock Connect could result in unexpected tax liabilities for the Fund. The Fund’s investments in securities, including A Shares, issued by Chinese companies may cause the Fund to become subject to withholding and other taxes imposed by China.

If the Fund were considered to be a tax resident of China, it would be subject to Chinese corporate income tax at the rate of 25% on its worldwide taxable income. If the Fund were considered to be a non-resident enterprise with a “permanent establishment” in China, it would be subject to Chinese corporate income tax of 25% on the profits attributable to the permanent establishment. The Adviser intends to operate the Fund in a manner that will prevent it from being treated as a tax resident of China and from having a permanent establishment in China. It is possible, however, that China could disagree with that conclusion, or that changes in Chinese tax law could affect the Chinese corporate income tax status of the Fund.

China generally imposes withholding income tax at a rate of 10% on dividends, premiums, interest and capital gains originating in China and paid to a company that is not a resident of China for tax purposes and that has no permanent establishment in China. The withholding is in general made by the relevant Chinese tax resident company making such payments. In the event the relevant Chinese tax resident company fails to withhold the relevant Chinese withholding income tax or otherwise fails to pay the relevant withholding income tax to Chinese tax authorities, the competent tax authorities may, at their sole discretion, impose tax obligations on the Fund.

The Ministry of Finance of China, the State Administration of Taxation of China and the China Securities Regulatory Commission issued Caishui No. 81 on October 31, 2014 (“Notice 81”), which states that the capital gain from disposal of China A Shares by foreign investors enterprises via Stock Connect will be temporarily exempt from withholding income tax. Notice 81 also states that the dividends derived from A Shares by foreign investors enterprises is subject to a 10% withholding income tax.

There is no indication of how long the temporary exemption will remain in effect and the Fund may be subject to such withholding income tax in the future. If, in the future, China begins applying tax rules regarding the taxation of income from investments through Stock Connect and/or begins collecting capital gains taxes on such investments, the Fund could be subject to withholding income tax liability if the Fund determines that such liability cannot be reduced or eliminated by applicable tax treaties. The Chinese tax authorities may in the future issue further guidance in this regard and with potential retrospective effect. The negative impact of any such tax liability on the Fund’s return could be substantial.

In light of the uncertainty as to how gains or income that may be derived from the Fund’s investments in China will be taxed, the Fund reserves the right to provide for withholding tax on such gains or income and withhold tax for the account of the Fund. Withholding tax may already be withheld at a broker/custodian level.

Any tax provision, if made, will be reflected in the net asset value of the Fund at the time the provision is used to satisfy tax liabilities. If the actual applicable tax levied by the Chinese tax authorities is greater than that provided for by the Fund so that there is a shortfall in the tax provision amount, the net asset value of the Fund may suffer as the Fund will have to bear additional tax liabilities. In this case, then existing and new shareholders in the Fund will be disadvantaged. If the actual applicable tax levied by Chinese tax authorities is less than that provided for by the Fund so that there is an excess in the tax provision amount, shareholders who redeemed Fund shares before the Chinese tax authorities’ ruling, decision or guidance may have been disadvantaged as they would have borne any loss from the Fund’s overprovision. In this case, the then existing and new shareholders in the Fund may benefit if the difference between the tax provision and the actual taxation liability can be returned to the account of the Fund as assets thereof. Any excess in the tax provision amount shall be treated as property of the Fund, and shareholders who previously transferred or redeemed their Fund shares will not be entitled or have any right to claim any part of the amount representing the excess.

Stamp duty under the Chinese laws generally applies to the execution and receipt of taxable documents, which include contracts for the sale of A Shares traded on Chinese stock exchanges. In the case of such contracts, the stamp duty is currently imposed on the seller but not on the purchaser, at the rate of 0.1%. The sale or other transfer by the Adviser of A Shares will accordingly be subject to Chinese stamp duty, but the Fund will not be subject to Chinese stamp duty when it acquires A Shares.

The Fund may also potentially be subject to Chinese value added tax at the rate of 6% on capital gains derived from trading of A Shares and interest income (if any). Existing guidance provides a temporary value added tax exemption for Hong Kong and overseas investors in respect of their gains derived from the trading of Chinese securities through Stock Connect. Because there is no indication how long the temporary exemption will remain in effect, the Fund may be subject to such value added tax in the future. In addition, urban maintenance and construction tax (currently at rates ranging from 1% to 7%), educational surcharge (currently at the rate of 3%) and local educational surcharge (currently at the rate of 2%) (collectively, the “surtaxes”) are imposed based on value added tax liabilities, so if the Fund were liable for value added tax it would also be required to pay the applicable surtaxes.

The Chinese rules for taxation of Stock Connect are evolving, and certain of the tax regulations to be issued by the State Administration of Taxation of China and/or Ministry of Finance of China to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Fund and its shareholders. The imposition of taxes, particularly on a retrospective basis, could have a material adverse effect on the Fund’s returns. Before further guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes relevant to the Fund may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any further guidance that may be issued. The value of the Fund’s investment in China and the amount of its income and gains could be adversely affected by an increase in tax rates or change in the taxation basis.

The above information is only a general summary of the potential Chinese tax consequences that may be imposed on the Fund and its shareholders either directly or indirectly and should not be taken as a definitive, authoritative or comprehensive statement of the relevant matter. Shareholders should seek their own tax advice on their tax position with regard to their investment in the Fund.

The Chinese government has implemented a number of tax reform policies in recent years. The current tax laws and regulations may be revised or amended in the future. Any revision or amendment in tax laws and regulations may affect the after-taxation profit of Chinese companies and foreign investors in such companies, such as the Fund.

Money Market Securities

Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization (“NRSRO”), such as Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Services, Inc. (“Moody’s”), or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers’ acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described below. For a description of ratings, see “Appendix A – Description of Ratings” to this SAI.

U.S. Government Securities

The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one-year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as the Federal National Mortgage Association (“Fannie Mae”), the Government National Mortgage Association (“Ginnie Mae”), the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (“Farmer Mac”).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency. Additionally, some obligations are issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, which are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. Guarantees of principal by U.S. government agencies or instrumentalities may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

On September 7, 2008, the U.S. Treasury announced a federal takeover of Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”), placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire $1 billion of senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality (the “Senior Preferred Stock Purchase Agreement” or “Agreement”). Under the Agreement, the U.S. Treasury pledged to provide up to $200 billion per instrumentality as needed, including the contribution of cash capital to the instrumentalities in the event their liabilities exceed their assets. This was intended to ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. On December 24, 2009, the U.S. Treasury announced that it was amending the Agreement to allow the $200 billion cap on the U.S. Treasury’s funding commitment to increase as necessary to accommodate any cumulative reduction in net worth through the end of 2012. The unlimited support the U.S. Treasury extended to the two companies expired at the beginning of 2013 – Fannie Mae’s support is now capped at $125 billion and Freddie Mac has a limit of $149 billion.

On August 17, 2012, the U.S. Treasury announced that it was again amending the Agreement to terminate the requirement that Fannie Mae and Freddie Mac each pay a 10% annual dividend. Instead, the companies will transfer to the U.S. Treasury on a quarterly basis all profits earned during a quarter that exceed a capital reserve amount. The capital reserve amount was $3 billion in 2013, and decreased by $600 million in each subsequent year through 2017. It is believed that the new amendment puts Fannie Mae and Freddie Mac in a better position to service their debt because the companies no longer have to borrow from the U.S. Treasury to make fixed dividend payments. As part of the new terms, Fannie Mae and Freddie Mac also will be required to reduce their investment portfolios over time. On December 21, 2017, the U.S. Treasury announced that it was again amending the Agreement to reinstate the $3 billion capital reserve amount.

Fannie Mae and Freddie Mac are the subject of several continuing class action lawsuits and investigations by federal regulators over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government reportedly is considering multiple options, ranging from nationalization, privatization, consolidation, or abolishment of the entities.

•	U.S. Treasury Obligations. U.S. Treasury obligations consist of direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, and separately traded interest and principal component parts of such obligations, including those transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”). The STRIPS program lets investors hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately.

Municipal Securities

Municipal securities, including municipal bonds and municipal notes, consist of: (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated facilities.

Municipal bonds are debt obligations issued to obtain funds for various public purposes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, moral obligation bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue or special obligation bonds are backed by the revenues of a project or facility, such as tolls from a toll bridge. Private activity or industrial development bonds are issued by or on behalf of public authorities to raise money to finance various privately-owned or -operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking or sewage or solid waste disposal facilities and certain other facilities. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property financed as security for such payment. Moral obligation bonds are normally issued by special purpose authorities. Moral obligation bonds are not backed by the full faith and credit of the issuing municipality, but are generally backed by the agreement of the issuing authority to request appropriations from the municipality’s legislative body. Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, tax and revenue anticipation notes, certificates of indebtedness, demand notes and construction loan notes. The maturities of the instruments at the time of issue will generally range from three months to one year.

Commercial Paper

Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks

The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•	Time Deposits. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid investments.

•	Unsecured Bank Promissory Notes. Promissory notes are generally debt obligations of the issuing entity and are subject to the risks of investing in the banking industry.

Investment Grade Fixed Income Securities

Fixed income securities are considered investment grade if they are rated in one of the four highest rating categories by an NRSRO, or, if not rated, are determined to be of comparable quality by the Adviser. See “Appendix A – Description of Ratings” for a description of the bond rating categories of several NRSROs. Ratings of each NRSRO represent its opinion of the safety of principal and interest payments (and not the market risk) of bonds and other fixed income securities it undertakes to rate at the time of issuance. Ratings are not absolute standards of quality and may not reflect changes in an issuer’s creditworthiness. Fixed income securities rated BBB- or Baa3 lack outstanding investment characteristics, and have speculative characteristics as well. Securities rated Baa3 by Moody’s or BBB- by S&P or higher are considered by those rating agencies to be “investment grade” securities, although Moody’s considers securities rated in the Baa category to have speculative characteristics. While issuers of bonds rated BBB by S&P are considered to have adequate capacity to meet their financial commitments, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and principal for debt in this category than debt in higher rated categories. In the event a security owned by the Fund is downgraded below investment grade, the Adviser will review the situation and take appropriate action with regard to the security, including the actions discussed below.

Debt Securities

Corporations and governments use debt securities to borrow money from investors. Most debt securities promise a variable or fixed rate of return and repayment of the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest and are purchased at a discount from their face value.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Mortgage-Backed Securities. Mortgage-backed securities are interests in pools of mortgage loans that various governmental, government-related and private organizations assemble as securities for sale to investors. Unlike most debt securities, which pay interest periodically and repay principal at maturity or on specified call dates, mortgage-backed securities make monthly payments that consist of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Since homeowners usually have the option of paying either part or all of the loan balance before maturity, the effective maturity of a mortgage-backed security is often shorter than is stated.

Governmental entities, private insurers and mortgage poolers may insure or guarantee the timely payment of interest and principal of these pools through various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The Adviser will consider such insurance and guarantees and the creditworthiness of the issuers thereof in determining whether a mortgage-related security meets its investment quality standards. It is possible that the private insurers or guarantors will not meet their obligations under the insurance policies or guarantee arrangements.

Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Risks of Mortgage-Backed Securities. Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways. The most significant differences of mortgage-backed securities are: 1) payments of interest and principal are more frequent (usually monthly) and 2) falling interest rates generally cause individual borrowers to pay off their mortgage earlier than expected, which results in prepayments of principal on the securities, thus forcing the Fund to reinvest the money at a lower interest rate. In addition to risks associated with changes in interest rates, a variety of economic, geographic, social and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause investors to repay the loans underlying a mortgage-backed security sooner than expected. When prepayment occurs, the Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers and other Secondary Market Issuers. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional mortgage loans. In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans. Pools created by these issuers generally offer a higher rate of interest than pools created by Ginnie Mae, Fannie Mae and Freddie Mac because they are not guaranteed by a government agency.

Other Asset-Backed Securities. These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases and credit card receivables. Like mortgage-backed securities, these securities are pass-through. In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations, but may still be subject to prepayment risk.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities. Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards. Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities. Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure that the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”). In addition, asset-backed securities may obtain insurance, such as guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”). Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

The Fund may also invest in residual interests in asset-backed securities, which consist of the excess cash flow remaining after making required payments on the securities and paying related administrative expenses. The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.

Bank Loans. Bank loans typically are arranged through private negotiations between a borrower and several financial institutions or a group of lenders which are represented by one or more lenders acting as agent. The agent is often a commercial bank that originates the loan and invites other parties to join the lending syndicate. The agent will be primarily responsible for negotiating the loan agreement and will have responsibility for the documentation and ongoing administration of the loan on behalf of the lenders after completion of the loan transaction. The Fund can invest in a bank loan either as a direct lender or through an assignment or participation.

When the Fund acts as a direct lender, it will have a direct contractual relationship with the borrower and may participate in structuring the loan, may enforce compliance by the borrower with the terms of the loan agreement and may have voting, consent and set-off rights under the loan agreement.

Loan assignments are investments in all or a portion of certain bank loans purchased from the lenders or from other third parties. The purchaser of an assignment typically will acquire direct rights against the borrower under the loan. While the purchaser of an assignment typically succeeds to all the rights and obligations of the assigning lender under the loan agreement, because assignments are arranged through private negotiations between potential assignees and assignors, or other third parties whose interests are being assigned, the rights and obligations acquired by the Fund may differ from and be more limited than those held by the assigning lender.

A holder of a loan participation typically has only a contractual right with the seller of the participation and not with the borrower or any other entities interpositioned between the seller of the participation and the borrower. As such, the purchaser of a loan participation assumes the credit risk of the seller of the participation, and any intermediary entities between the seller and the borrower, in addition to the credit risk of the borrower. When the Fund holds a loan participation, it will have the right to receive payments of principal, interest and fees to which it may be entitled only from the seller of the participation and only upon receipt of the seller of such payments from the borrower or from any intermediary parties between the seller and the borrower. Additionally, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, will have no voting, consent or set-off rights under the loan agreement and may not directly benefit from the collateral supporting the loan although lenders that sell participations generally are required to distribute liquidation proceeds received by them pro rata among the holders of such participations. In the event of the bankruptcy or insolvency of the borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the seller or intermediary. If the borrower fails to pay principal and interest when due, the Fund may be subject to greater delays, expenses and risks than those that would have been involved if the Fund had purchased a direct obligation of such borrower.

Direct loans, assignments and loan participations may be considered liquid, as determined by the Adviser based on criteria approved by the Board.

The Fund may have difficulty disposing of bank loans because, in certain cases, the market for such instruments is not highly liquid. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund’s ability to dispose of the bank loan in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Furthermore, transactions in many loans settle on a delayed basis, and the Fund may not receive the proceeds from the sale of a loan for a substantial period of time after the sale. As a result, those proceeds will not be available to make additional investments or to meet the Fund’s redemption obligations. To the extent that extended settlement creates short-term liquidity needs, the Fund may satisfy these needs by holding additional cash or selling other investments (potentially at an inopportune time, which could result in losses to the Fund).

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

The Adviser may from time to time have the opportunity to receive material, non-public information (“Confidential Information”) about the borrower, including financial information and related documentation regarding the borrower that is not publicly available. Pursuant to applicable policies and procedures, the Adviser may (but is not required to) seek to avoid receipt of Confidential Information from the borrower so as to avoid possible restrictions on its ability to purchase and sell investments on behalf of the Fund and other clients to which such Confidential Information relates (e.g., publicly traded securities issued by the borrower). In such circumstances, the Fund (and other clients of the Adviser) may be disadvantaged in comparison to other investors, including with respect to the price the Fund pays or receives when it buys or sells a bank loan. Further, the Adviser’s abilities to assess the desirability of proposed consents, waivers or amendments with respect to certain bank loans may be compromised if it is not privy to available Confidential Information. The Adviser may also determine to receive such Confidential Information in certain circumstances under its applicable policies and procedures. If the Adviser intentionally or unintentionally comes into possession of Confidential Information, it may be unable, potentially for a substantial period of time, to purchase or sell publicly traded securities to which such Confidential Information relates.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions. A repurchase agreement is an agreement under which the Fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The acquisition of a repurchase agreement may be deemed to be an acquisition of the underlying securities as long as the obligation of the seller to repurchase the securities is collateralized fully. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by the Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement and consist only of securities permissible under Section 101(47)(A)(i) of the Bankruptcy Code (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by the Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. The Fund may also enter into “tri-party” repurchase agreements. In “tri-party” repurchase agreements, an unaffiliated third party custodian maintains accounts to hold collateral for the Fund and its counterparties and, therefore, the Fund may be subject to the credit risk of those custodians. The investments of the Fund in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

Reverse repurchase agreements are transactions in which the Fund sells portfolio securities to financial institutions, such as banks and broker-dealers, and agrees to repurchase them at a mutually agreed-upon date and price that is higher than the original sale price. Reverse repurchase agreements are similar to a fully collateralized borrowing by the Fund. At the time the Fund enters into a reverse repurchase agreement, it will earmark on the books of the Fund or place in a segregated account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.

Reverse repurchase agreements involve risks. Reverse repurchase agreements are a form of leverage, and the use of reverse repurchase agreements by the Fund may increase the Fund’s volatility. Reverse repurchase agreements are also subject to the risk that the other party to the reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. In addition, when the Fund invests the proceeds it receives in a reverse repurchase transaction, there is a risk that those investments may decline in value. In this circumstance, the Fund could be required to sell other investments in order to meet its obligations to repurchase the securities.

Securities of Other Investment Companies

The Fund may invest in shares of other investment companies, to the extent permitted by applicable law and any applicable exemptive relief, subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. (See “Exchange-Traded Funds” above). The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the U.S. Securities and Exchange Commission (the “SEC”) to certain ETFs and procedures approved by the Board, the Fund may invest in such ETFs in excess of the 3% limitation prescribed by Section 12(d)(1)(A) described above, provided that the Fund otherwise complies with the conditions of the applicable SEC order, as it may be amended, and any other applicable investment limitations. Neither such ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

The Fund may invest in investment companies that are not registered with the SEC or in privately placed securities of investment companies (which may or may not be registered), such as hedge funds and offshore funds. Unregistered funds are largely exempt from the regulatory requirements that apply to registered investment companies. As a result, unregistered funds may have a greater ability to make investments, or use investment techniques, that offer a higher potential investment return (for example, leveraging), but which may carry high risk. Unregistered funds, while not regulated by the SEC like registered funds, may be indirectly supervised by the financial institutions (e.g., commercial and investment banks) that may provide them with loans or other sources of capital. Investments in unregistered funds may be difficult to sell, which could cause the Fund to lose money when selling an interest in an unregistered fund. For example, many hedge funds require their investors to hold their investments for at least one year.

Derivatives

Derivatives are financial instruments whose value is based on an underlying asset (such as a stock or a bond), an underlying economic factor (such as an interest rate) or a market benchmark. Unless otherwise stated in the Prospectus, the Fund may use derivatives for a number of purposes including managing risk, gaining exposure to various markets in a cost-efficient manner, reducing transaction costs, remaining fully invested and speculating. The Fund may also invest in derivatives with the goal of protecting itself from broad fluctuations in market prices, interest rates or foreign currency exchange rates (a practice known as “hedging”). When hedging is successful, the Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position. Although techniques other than the sale and purchase of derivatives could be used to control the exposure of the Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure. In the future, to the extent such use is consistent with the Fund’s investment objective and is legally permissible, the Fund may use instruments and techniques that are not presently contemplated, but that may be subsequently developed.

There can be no assurance that a derivative strategy, if employed, will be successful. Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Accordingly, certain derivative transactions may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund covers the transaction or segregates sufficient liquid assets (or such assets are “earmarked” on the Fund’s books) in accordance with the requirements and interpretations of the SEC and its staff. Futures contracts, forward contracts and other applicable securities and instruments that settle physically, and written options on such contracts, will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty.

Pursuant to rules adopted under the Commodity Exchange Act (“CEA”) by the Commodity Futures Trading Commission (“CFTC”), the Fund must either operate within certain guidelines and restrictions with respect to the Fund’s use of futures, options on such futures, commodity options and certain swaps, or the Adviser will be subject to registration with the CFTC as a “commodity pool operator” (“CPO”).

Consistent with the CFTC’s regulations, the Trust, on behalf of the Fund, has filed a notice of exclusion from the definition of the term CPO under the CEA pursuant to CFTC Rule 4.5 and, therefore, the Fund is not subject to registration or regulation as a CPO under the CEA. As a result, the Fund will be limited in its ability to use futures, options on such futures, commodity options and certain swaps. Complying with the limitations may restrict the Adviser’s ability to implement the Fund’s investment strategies and may adversely affect the Fund’s performance.

Types of Derivatives:

Futures. A futures contract is an agreement between two parties whereby one party agrees to sell and the other party agrees to buy a specified amount of a financial instrument at an agreed upon price and time. The financial instrument underlying the contract may be a stock, stock index, bond, bond index, interest rate, foreign exchange rate or other similar instrument. Agreeing to buy the underlying financial instrument is called buying a futures contract or taking a long position in the contract. Likewise, agreeing to sell the underlying financial instrument is called selling a futures contract or taking a short position in the contract.

Futures contracts are traded in the United States on commodity exchanges or boards of trade (known as “contract markets”) approved for such trading and regulated by the CFTC. These contract markets standardize the terms, including the maturity date and underlying financial instrument, of all futures contracts.

Unlike other securities, the parties to a futures contract do not have to pay for or deliver the underlying financial instrument until some future date (the “delivery date”). Contract markets require both the purchaser and seller to deposit “initial margin” with a futures broker, known as a futures commission merchant or custodian bank, when they enter into the contract. Initial margin deposits are typically equal to a percentage of the contract’s value. Initial margin is similar to a performance bond or good faith deposit on a contract and is returned to the depositing party upon termination of the futures contract if all contractual obligations have been satisfied. After they open a futures contract, the parties to the transaction must compare the purchase price of the contract to its daily market value. If the value of the futures contract changes in such a way that a party’s position declines, that party must make additional “variation margin” payments so that the margin payment is adequate. On the other hand, the value of the contract may change in such a way that there is excess margin on deposit, possibly entitling the party that has a gain to receive all or a portion of this amount. This process is known as “marking to the market.” Variation margin does not represent a borrowing or loan by a party but is instead a settlement between the party and the futures broker of the amount one party would owe the other if the futures contract terminated. In computing daily net asset value, each party marks to market its open futures positions.

Although the terms of a futures contract call for the actual delivery of and payment for the underlying security, in many cases the parties may close the contract early by taking an opposite position in an identical contract. If the sale price upon closing out the contract is less than the original purchase price, the party closing out the contract will realize a loss. If the sale price upon closing out the contract is more than the original purchase price, the party closing out the contract will realize a gain. Conversely, if the purchase price upon closing out the contract is more than the original sale price, the party closing out the contract will realize a loss. If the purchase price upon closing out the contract is less than the original sale price, the party closing out the contract will realize a gain.

The Fund may incur commission expenses when it opens or closes a futures position.

Options. An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price (known as the “strike price” or “exercise price”) at any time during the option period. Unlike a futures contract, an option grants a right (not an obligation) to buy or sell a financial instrument. Generally, a seller of an option can grant a buyer two kinds of rights: a “call” (the right to buy the security) or a “put” (the right to sell the security). Options have various types of underlying instruments, including specific securities, indices of securities prices, foreign currencies, interest rates and futures contracts. Options may be traded on an exchange (exchange-traded options) or may be customized agreements between the parties (over-the-counter or “OTC” options). Like futures, a financial intermediary, known as a clearing corporation, financially backs exchange-traded options. However, OTC options have no such intermediary and are subject to the risk that the counterparty will not fulfill its obligations under the contract. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market value of the underlying instrument relative to the exercise price of the option, the volatility of the underlying instrument, and the time remaining until the option expires.

▪	Purchasing Put and Call Options

When the Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the “option premium”). The Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

▪	Allowing it to expire and losing its entire premium;

▪	Exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

▪	Closing it out in the secondary market at its current price.

▪	Selling (Writing) Put and Call Options

When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a fixed strike price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a fixed strike price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, the Fund may cancel an OTC option by entering into an offsetting transaction with the counterparty to the option.

The Fund could try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If security prices rise, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If security prices remain the same over time, the Fund would hope to profit by closing out the put option at a lower price. If security prices fall, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market price of the securities it would like to acquire.

The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option to expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.

The Fund is permitted to write only “covered” options. At the time of selling a call option, the Fund may cover the option by owning, among other things:

▪	The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate, foreign currency or futures contract;

▪	A call option on the same security or index with the same or lesser exercise price;

▪	A call option on the same security or index with a greater exercise price, provided that the Fund also segregates cash or liquid securities in an amount equal to the difference between the exercise prices;

▪	Cash or liquid securities equal to at least the market value of the optioned securities, interest rate, foreign currency or futures contract; or

▪	In the case of an index, the portfolio of securities that corresponds to the index.

At the time of selling a put option, the Fund may cover the option by, among other things:

▪	Entering into a short position in the underlying security;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with the same or greater exercise price;

▪	Purchasing a put option on the same security, index, interest rate, foreign currency or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or

▪	Maintaining the entire exercise price in liquid securities.

▪	Options on Securities Indices

Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

•	Options on Credit Default Swaps

An option on a credit default swap (“CDS”) gives the holder the right to enter into a CDS at a specified future date and under specified terms in exchange for a purchase price or premium. The writer of the option bears the risk of any unfavorable move in the value of the CDS relative to the market value on the exercise date, while the purchaser may allow the option to expire unexercised.

▪	Options on Futures

An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract. It also may purchase such a put option in order to hedge a long position in the underlying futures contract. The Fund may buy a call option on a futures contract for the same purpose as the actual purchase of a futures contract, such as in anticipation of favorable market conditions.

The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.

▪	Options on Foreign Currencies

A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. The Fund may purchase or write put and call options on foreign currencies for the purpose of hedging against changes in future currency exchange rates.

The Fund may use foreign currency options given the same circumstances under which it could use forward foreign currency exchange contracts. For example, a decline in the U.S. dollar value of a foreign currency in which the Fund’s securities are denominated would reduce the U.S. dollar value of the securities, even if their value in the foreign currency remained constant. In order to hedge against such a risk, the Fund may purchase a put option on the foreign currency. If the value of the currency then declined, the Fund could sell the currency for a fixed amount in U.S. dollars and thereby offset, at least partially, the negative effect on its securities that otherwise would have resulted. Conversely, if the Fund anticipates a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated, the Fund may purchase call options on the currency in order to offset, at least partially, the effects of negative movements in exchange rates. If currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options.

▪	Combined Positions

The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts or swap agreements, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts. A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

▪	Do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);

▪	Are typically traded directly between currency traders (usually large commercial banks) and their customers in the inter-bank markets, as opposed to on exchanges regulated by the CFTC (note, however, that under new definitions adopted by the CFTC and SEC, many non-deliverable foreign currency forwards will be considered swaps for certain purposes, including determination of whether such instruments must be traded on exchanges and centrally cleared);

▪	Do not require an initial margin deposit; and

▪	May be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to with a commodities exchange.

▪	Foreign Currency Hedging Strategies

A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that the Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross-hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot (cash) market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver. Conversely, the Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Participation Notes (“P-Notes”). P-Notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate.

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a P-Note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the-counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a P-Note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investment in P-Notes.

Swap Agreements. A swap agreement is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swap agreements are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties. The agreement can be terminated before the maturity date under certain circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the swap agreement. The Fund will not enter into any swap agreement unless the Adviser believes that the counterparty to the transaction is creditworthy.

A swap agreement can be a form of leverage, which can magnify the Fund’s gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the SEC. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the swap agreement.

▪	Equity Swaps

In a typical equity swap, one party agrees to pay another party the return on a stock, stock index or basket of stocks in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that the Fund will be committed to pay.

▪	Total Return Swaps

Total return swaps are contracts in which one party agrees to make payments of the total return from a reference instrument—which may be a single asset, a pool of assets or an index of assets—during a specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying reference instrument. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but, since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation or depreciation related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total return swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the swap or unfavorable changes occur to the underlying reference instrument).

▪	Interest Rate Swaps

Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for-floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for-floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for-floating rate swaps where the notional amount changes if certain conditions are met.

As with a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

▪	Currency Swaps

A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the agreement and returned at the end of the agreement. Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

▪	Inflation Swaps

Inflation swaps are fixed-maturity, over-the-counter derivatives where one party pays a fixed rate in exchange for payments tied to an inflation index, such as the Consumer Price Index. The fixed rate, which is set by the parties at the initiation of the swap, is often referred to as the “breakeven inflation” rate and generally represents the current difference between treasury yields and Treasury Inflation Protected Securities yields of similar maturities at the initiation of the swap agreement. Inflation swaps are typically designated as “zero coupon,” where all cash flows are exchanged at maturity. The value of an inflation swap is expected to fluctuate in response to changes in the relationship between nominal interest rates and the rate of inflation. An inflation swap can lose value if the realized rate of inflation over the life of the swap is less than the fixed market implied inflation rate (the breakeven inflation rate) the investor agreed to pay at the initiation of the swap.

▪	Credit Default Swaps

A credit default swap is an agreement between a “buyer” and a “seller” for credit protection. The credit default swap agreement may have as reference obligations one or more securities that are not then held by the Fund. The protection buyer is generally obligated to pay the protection seller an upfront payment and/or a periodic stream of payments over the term of the agreement until a credit event on a reference obligation has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. If a credit event occurs, the seller generally must pay the buyer the full notional amount (the “par value”) of the swap.

▪	Caps, Collars and Floors

Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Risks of Derivatives:

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities the Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

Use of derivatives involves transaction costs, which may be significant, and may also increase the amount of taxable income to shareholders.

Correlation of Prices. The Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing in only those contracts whose behavior it expects to correlate with the behavior of the portfolio securities it is trying to hedge. However, if the Adviser’s prediction of interest and currency rates, market value, volatility or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

▪	Current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

▪	A difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or discontinued trading of an instrument; and

▪	Differences between the derivatives, such as different margin requirements, different liquidity of such markets and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out its position. In an illiquid market, the Fund may:

▪	Have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

▪	Have to purchase or sell the instrument underlying the contract;

▪	Not be able to hedge its investments; and/or

▪	Not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

▪	An exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

▪	Unusual or unforeseen circumstances may interrupt normal operations of an exchange;

▪	The facilities of the exchange may not be adequate to handle current trading volume;

▪	Equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other occurrences may disrupt normal trading activity; or

▪	Investors may lose interest in a particular derivative or category of derivatives.

Management Risk. Successful use of derivatives by the Fund is subject to the ability of the Adviser to forecast stock market and interest rate trends. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Pricing Risk. At times, market conditions might make it hard to value some investments. For example, if the Fund has valued its securities too high, shareholders may end up paying too much for Fund shares when they buy into the Fund. If the Fund underestimates its price, shareholders may not receive the full market value for their Fund shares when they sell.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The Fund’s use of derivatives may have a leveraging effect. Leverage generally magnifies the effect of any increase or decrease in value of an underlying asset and results in increased volatility, which means the Fund will have the potential for greater gains, as well as the potential for greater losses, than if the Fund does not use derivative instruments that have a leveraging effect. The prices of derivatives are volatile (i.e., they may change rapidly, substantially and unpredictably) and are influenced by a variety of factors, including:

▪	Actual and anticipated changes in interest rates;

▪	Fiscal and monetary policies; and

▪	National and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches that value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation. The regulation of derivatives markets in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act, signed into law in 2010, grants significant new authority to the SEC and the CFTC to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. The new law and regulations may negatively impact the Fund by increasing transaction and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of the derivatives the Fund trades. In addition, in November 2019, the SEC published a proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies that would, if adopted, for the most part rescind the guidance of the SEC and its staff regarding asset segregation and cover transactions. Instead of complying with current guidance, the Fund would need to trade derivatives and other instruments that create future payment or delivery obligations (other than reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit, certain other derivatives risk management program and testing requirements, and requirements related to board and SEC reporting. These new requirements would apply unless the Fund qualifies as a “limited derivatives user,” as defined in the SEC’s proposal. If the Fund trades reverse repurchase agreements or similar financing transactions, it would need to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio. Reverse repurchase agreements or similar financing transactions would not be included in the calculation of whether the Fund is a limited derivatives user, but if the Fund is subject to the VaR testing, reverse repurchase agreements and similar financing transactions would be included for purposes of such testing. Any new requirements, if adopted, may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors. Other potentially adverse regulatory obligations can develop suddenly and without notice.

Illiquid Investments

Illiquid investments are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Because of their illiquid nature, illiquid investments must be priced at fair value as determined in good faith pursuant to procedures approved by the Board. Despite such good faith efforts to determine fair value prices, the Fund’s illiquid investments are subject to the risk that the investment’s fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Adviser determines the liquidity of the Fund’s investments. The Fund may not acquire an illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

Securities Lending

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent, but will bear all of any losses from the investment of collateral.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Investing cash collateral subjects the Fund to market risk. The Fund remains obligated to return all collateral to the borrower under the terms of its securities lending arrangements, even if the value of investments made with the collateral decline. Accordingly, if the value of a security in which the cash collateral has been invested declines, the loss would be borne by the Fund, and the Fund may be required to liquidate other investments in order to return collateral to the borrower at the end of the loan. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed above from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. In such instances, the Adviser will vote the securities in accordance with its proxy voting policies and procedures. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Restricted Securities

The Fund may purchase restricted securities. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the “1933 Act”) or an exemption from registration. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act or securities that are exempt from registration under the 1933 Act, such as commercial paper. Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, the Fund may make such investments whether or not such investments are “illiquid” depending on the market that exists for the particular security. The Board has delegated the responsibility for determining the liquidity of Rule 144A restricted securities that the Fund may invest in to the Adviser.

Short Sales

The Fund may engage in short sales that are either “uncovered” or “against the box.” A short sale is “against the box” if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund may: (a) segregate cash or liquid securities at such a level that the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position.

When-Issued, Delayed–Delivery and Forward-Delivery Transactions

A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. In a forward-delivery transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. “Delayed-delivery” refers to securities transactions on the secondary market where settlement occurs in the future. In each of these transactions, the parties fix the payment obligation and the interest rate that they will receive on the securities at the time the parties enter the commitment; however, they do not pay money or deliver securities until a later date. Typically, no income accrues on securities the Fund has committed to purchase before the securities are delivered, although the Fund may earn income on securities it has in a segregated account to cover its position. The Fund will only enter into these types of transactions with the intention of actually acquiring the securities, but may sell them before the settlement date.

The Fund may use when-issued, delayed-delivery and forward-delivery transactions to secure what it considers an advantageous price and yield at the time of purchase. When the Fund engages in when-issued, delayed-delivery or forward-delivery transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued, delayed-delivery, or forward-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued, delayed-delivery or forward-delivery transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Special Risks of Cyber-attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, unauthorized access to relevant systems, compromises to networks or devices that the Fund and its service providers use to service the Fund’s operations, ransomware, operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or the Adviser, the Fund’s distributor, custodian, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber-attacks. Such costs may be ongoing because threats of cyber-attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. There can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber-attacks or other information security breaches in the future.

LIBOR Replacement Risk

The London Inter-Bank Offered Rate (“LIBOR”), which is used extensively in the U.S. and globally as a benchmark or reference rate for various commercial and financial contracts, is expected to be discontinued. The elimination of LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit LIBOR rates after 2021. However, it remains unclear if LIBOR will continue to exist in its current, or a modified, form. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (“SOFR”), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Fund. The effect of any changes to, or discontinuation of, LIBOR on the Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, other investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

General Market Risk

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 was first detected in China in December 2019 and subsequently spread internationally. The transmission of COVID-19 and efforts to contain its spread have resulted in international, national and local border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and quarantines, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts also have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of this COVID-19 pandemic may be short term or may last for an extended period of time, and in either case could result in a substantial economic downturn or recession. Health crises caused by viral or bacterial outbreaks, such as the COVID-19 outbreak, may exacerbate other pre-existing political, social, economic, market and financial risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

INVESTMENT LIMITATIONS

Fundamental Policies

The following investment limitations are fundamental, which means that the Fund cannot change them without approval by the vote of a majority of the outstanding shares of the Fund. The phrase “majority of the outstanding shares” means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund’s outstanding shares, whichever is less.

1.	The Fund may purchase securities of an issuer, except if such purchase would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

2.	The Fund may not concentrate investments in a particular industry or group of industries, as concentration is defined under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time, except that the Fund may invest without limitation in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities or tax-exempt obligations of state or municipal governments and their political subdivisions.

3.	The Fund may borrow money or issue senior securities (as defined under the 1940 Act), except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	The Fund may make loans, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	The Fund may purchase or sell commodities or real estate, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	The Fund may underwrite securities issued by other persons, except as prohibited under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

Non-Fundamental Policies

The Fund’s investment objective as well as the following investment limitations of the Fund are non-fundamental and may be changed by the Board without shareholder approval.

1.	The Fund may not invest in unmarketable interests in real estate limited partnerships or invest directly in real estate. For the avoidance of doubt, the foregoing policy does not prevent the Fund from, among other things, purchasing marketable securities of companies that deal in real estate or interests therein (including REITs).

2.	The Fund may purchase or sell financial and physical commodities, commodity contracts based on (or relating to) physical commodities or financial commodities and securities and derivative instruments whose values are derived from (in whole or in part) physical commodities or financial commodities.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

Diversification. Under the 1940 Act and the rules, regulations and interpretations thereunder, a “diversified company,” as to 75% of its total assets, may not purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government or its agencies, or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s voting securities would be held by the fund.

Concentration. The 1940 Act requires that every investment company have a fundamental investment policy regarding concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in any particular industry or group of industries, with certain exceptions. For purposes of the Fund’s concentration policy, the Fund may classify and re-classify companies in a particular industry and define and re-define industries in any reasonable manner, consistent with SEC and SEC staff guidance.

Borrowing. The 1940 Act presently allows an investment company to borrow from any bank in an amount up to 33 1/3% of its total assets (including the amount borrowed) and to borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets.

Lending. Under the 1940 Act, an investment company may only make loans if expressly permitted by its investment policies.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain derivatives, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Real Estate and Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or commodities, but does require that every investment company have a fundamental investment policy governing such investments.

Underwriting. Under the 1940 Act, underwriting securities involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Except with respect to the Fund’s policy concerning borrowing, if a percentage restriction is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. With respect to the limitation on borrowing, in the event that a subsequent change in net assets or other circumstances cause the Fund to exceed its limitation, the Fund will take steps to bring the aggregate amount of borrowing back within the limitations within three days thereafter (not including Sundays and holidays).

THE ADVISER

General. Chevy Chase Trust Company, a Maryland corporation organized in 1997, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 7501 Wisconsin Avenue, 1500W, Bethesda MD 20814. The Adviser is wholly owned by the B. F. Saul Family. As of [XX], 2020, the Adviser had approximately $[XX] billion in assets under management.

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The Board supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Advisory Agreement. The Trust and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser and makes investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees or by a majority of the outstanding voting securities of the Fund on at least 30 days’ written notice to the Adviser, or, by the Adviser, on not more than 60 days’ nor less than 30 days’ written notice to the Trust. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Advisory Fees Paid to the Adviser. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or to reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, 12b-1 fees, shareholder servicing fees, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services and non-routine expenses (collectively, “excluded expenses”)) from exceeding 0.65% of the average daily net assets of each of the Fund’s share classes until November 30, 2021 (the “contractual expense limit”).

The Adviser may receive from the Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the three year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement will terminate automatically upon the termination of the Advisory Agreement and may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on November 30, 2021.

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Compensation. CCT employees are compensated through a combination of incentives, in the form of a fixed base amount, a share of the Adviser’s operating earnings, and a performance bonus. About 40% of the Adviser’s operating earnings are allocated among approximately ten senior level employees. The profit sharing award is deferred for four years when it cliff vests (with interest), conditioned on continued employment. The performance bonus that rewards one and three year excess performance relative to the MSCI ACWI for institutionally modeled portfolios (including the Fund) and one and three excess performance of the firm’s high net worth equity composite relative to a 50% S&P 500 / 50% MSCI ACWI blend. To the extent that the award for any year exceeds 50% of base salary, the excess is deferred exactly the same as the profit sharing deferral. There is no cap on the award and no negative awards or claw backs.

Fund Shares Owned by the Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”). Because the Fund is new, as of the date of this SAI, the portfolio manager did not beneficially own shares of the Fund.

Other Accounts. In addition to the Fund, the portfolio managers may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of [Date].

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ([in millions])	Number of Accounts	Total Assets ([in millions])	Number of Accounts	Total Assets ([in millions])
Amy Raskin	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]
Spencer Smith	[XX]	$[XX]	[XX]	$[XX]	[XX]	$[XX]

[1 Includes [XX] account[s] with assets under management of $[XX] that are subject to a performance-based advisory fee.]

[Conflicts of Interest. The Adviser’s portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts might have similar investment objectives as the Fund or hold, purchase or sell securities that are eligible to be held, purchased or sold by the Fund. While the portfolio managers’ management of other accounts may give rise to the following potential conflicts of interest, the Adviser does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures to manage those conflicts in an appropriate way.

A potential conflict of interest may arise as a result of the Adviser’s portfolio managers’ day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund. However, the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

A potential conflict of interest may arise as a result of the Adviser’s portfolio managers’ management of the Fund and other accounts, which, in theory, may allow them to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that its portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions, and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account's investment objectives and related restrictions. For example, while the portfolio managers may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objectives and related restrictions.]

THE ADMINISTRATOR

General. SEI Investments Global Funds Services (the “Administrator”), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation (“SIMC”), a wholly-owned subsidiary of SEI Investments Company (“SEI Investments”), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

Administration Agreement with the Trust. The Trust and the Administrator have entered into an administration agreement, dated February 12, 2014, as amended (the “Administration Agreement”). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

Administration Fees Paid to the Administrator. For its services under the Administration Agreement, the Administrator is paid a fee, which varies based on the average daily net assets of the Fund, subject to certain minimums.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments, and an affiliate of the Administrator, are parties to a distribution agreement dated February 12, 2014, as amended (the “Distribution Agreement”), whereby the Distributor acts as a principal underwriter for the Trust’s shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Trust and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Board or by a majority of the outstanding voting securities of the Trust, or by the Distributor, upon not less than 60 days’ written notice to the other party.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Payments by the Adviser. The Adviser and/or its affiliates, in their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets. Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Adviser and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Adviser and/or its affiliates. A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Adviser through increased fees as Fund assets grow.

Investors should understand that some financial intermediaries may also charge their clients fees in connection with purchases of shares or the provision of shareholder services.

THE TRANSFER AGENT

Atlantic Shareholder Services, LLC (the “Transfer Agent”), Three Canal Plaza, Ground Floor, Portland, Maine 04101, serves as the Funds’ transfer agent.

THE CUSTODIAN

Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the “Custodian”), acts as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[Auditor], [Address], serves as the independent registered public accounting firm for the Fund.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania 19103-2921, serves as legal counsel to the Trust.

SECURITIES LENDING

Because the Fund is new, as of the date of this SAI, the Fund has not engaged in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

Board Responsibilities. The management and affairs of the Trust and its series, including the Fund described in this SAI, are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Trust.

Like most mutual funds, the day-to-day business of the Trust, including the management of risk, is performed by third party service providers, such as the Adviser, the Distributor and the Administrator. The Trustees are responsible for overseeing the Trust’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the funds. The funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a fund, at which time certain of the fund’s service providers present the Board with information concerning the investment objectives, strategies and risks of the fund as well as proposed investment limitations for the fund. Additionally, the fund’s adviser provides the Board with an overview of, among other things, its investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Trust’s Chief Compliance Officer, as well as personnel of the adviser and other service providers, such as the fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the funds by the adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the adviser, the Board meets with the adviser to review such services. Among other things, the Board regularly considers the adviser’s adherence to the funds’ investment restrictions and compliance with various fund policies and procedures and with applicable securities regulations. The Board also reviews information about the funds’ investments, including, for example, reports on the adviser’s use of derivatives in managing the funds, if any, as well as reports on the funds’ investments in other investment companies, if any.

The Trust’s Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and fund and adviser risk assessments. At least annually, the Trust’s Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the adviser. The report addresses the operation of the policies and procedures of the Trust and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Trust’s Fair Value Pricing Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the funds’ financial statements, focusing on major areas of risk encountered by the funds and noting any significant deficiencies or material weaknesses in the funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Trust in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Trust’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Trust’s financial reporting and the preparation of the Trust’s financial statements.

From their review of these reports and discussions with the adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the funds, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the funds can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the funds’ investment management and business affairs are carried out by or through the funds’ advisers and other service providers, each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Members of the Board. There are five members of the Board, four of whom are not interested persons of the Trust, as that term is defined in the 1940 Act (“independent Trustees”). Mr. Doran, an interested person of the Trust, serves as Chairman of the Board. Mr. Hunt, an independent Trustee, serves as the lead independent Trustee. The Trust has determined its leadership structure is appropriate given the specific characteristics and circumstances of the Trust. The Trust made this determination in consideration of, among other things, the fact that the independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an independent Trustee, the amount of assets under management in the Trust, and the number of funds (and classes of shares) overseen by the Board. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the independent Trustees from fund management.

The Board has two standing committees: the Audit Committee and the Governance Committee. The Audit Committee and the Governance Committee are chaired by an independent Trustee and composed of all of the independent Trustees. In addition, the Board has a lead independent Trustee.

In his role as lead independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the independent Trustees and management, and among the independent Trustees; (v) serves as a key point person for dealings between the independent Trustees and management; and (vi) has such other responsibilities as the Board or independent Trustees determine from time to time.

Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations and other directorships held during at least the last five years of each of the persons currently serving as a Trustee. There is no stated term of office for the Trustees. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Trust; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Interested Trustee
William M. Doran (Born: 1940)	Chairman of the Board of Trustees[1] (since 2014)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor. Secretary of SEI Investments since 1978.	Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments, SEI Investments (Europe), Limited, SEI Investments-Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd., SEI Investments - Unit Trust Management (UK) Limited and SEI Investments Co. Director of the Distributor.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds and Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Independent Trustees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee (since 2014)	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Member of Independent Committee of Nuveen Commodities Asset Management to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in the Past 5 Years	Other Directorships Held in the Past 5 Years
Thomas P. Lemke (Born: 1954)	Trustee (since 2014)	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	Current Directorships: Trustee of Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, JP Morgan Active Exchange-Traded Funds (33 Portfolios) and Symmetry Panoramic Trust (8 Portfolios).

Former Directorships: Trustee of Munder Funds to 2014. Trustee of Victory Funds to 2015. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust and AXA Premier VIP Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Jay C. Nadel (Born: 1958)	Trustee (since 2016)	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	Current Directorships: Trustee of City National Rochdale Funds, Gallery Trust, Schroder Series Trust and Schroder Global Series Trust.

Former Directorships: Trustee of Winton Series Trust to 2017. Director of Lapolla Industries, Inc. to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Randall S. Yanker (Born: 1960)	Trustee (since 2014)	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	Current Directorships: Trustee of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust. Independent Non-Executive Director of HFA Holdings Limited.

Former Directorships: Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of Winton Series Trust to 2017. Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.

1	Mr. Doran may be deemed to be an “interested” person of the Fund as that term is defined in the 1940 Act by virtue of his affiliation with the Distributor and/or its affiliates.

Individual Trustee Qualifications

The Trust has concluded that each of the Trustees should serve on the Board because of their ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders. The Trust has concluded that each of the Trustees should serve as a Trustee based on their own experience, qualifications, attributes and skills as described below.

The Trust has concluded that Mr. Doran should serve as Trustee because of the experience he gained serving as a Partner in the Investment Management and Securities Industry Practice of a large law firm, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund boards.

The Trust has concluded that Mr. Hunt should serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Trust has concluded that Mr. Lemke should serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Trust has concluded that Mr. Nadel should serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Trust has concluded that Mr. Yanker should serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

In its periodic assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the funds.

Board Committees. The Board has established the following standing committees:

•	Audit Committee. The Board has a standing Audit Committee that is composed of each of the independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each fund’s independent registered public accounting firm to the Trust and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports; (vi) reviewing each fund’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Trust’s internal financial controls; (viii) reviewing, in consultation with each fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each fund’s financial statements; and (ix) other audit related matters. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as the Chairman of the Audit Committee. The Audit Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

•	Governance Committee. The Board has a standing Governance Committee that is composed of each of the independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust’s office. Mr. Hunt, Mr. Lemke, Mr. Nadel and Mr. Yanker currently serve as members of the Governance Committee. Mr. Lemke serves as the Chairman of the Governance Committee. The Governance Committee meets periodically, as necessary, and met [XX] ([XX]) times during the most recently completed fiscal year.

Fair Value Pricing Committee. The Board has also established a standing Fair Value Pricing Committee that is composed of various representatives of the Trust’s service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee’s determinations are reviewed by the Board.

Fund Shares Owned by Board Members. The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Dollar Range of Fund Shares (Fund)[1]	Aggregate Dollar Range of Shares (All Funds in the Family of Investment Companies)[1,2]
Interested Trustee
William M. Doran	None	None
Independent Trustees
Jon C. Hunt	None	None
Thomas P. Lemke	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

1	Valuation date is July 31, 2020.
2	The Fund is the only fund in the family of investment companies.

Board Compensation. The Trust paid the following fees to the Trustees during the Fund’s most recently completed fiscal year ended July 31, 2020.

Name	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex[1]
Interested Trustee
William M. Doran	$0	N/A	N/A	$0 for service on one (1) board
Independent Trustees
Jon C. Hunt	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Thomas P. Lemke	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Jay C. Nadel	$[XX]	N/A	N/A	$[XX] for service on one (1) board
Randall S. Yanker	$[XX]	N/A	N/A	$[XX]for service on one (1) board

1	All funds in the Fund Complex are series of the Trust.

Trust Officers. Set forth below are the names, years of birth, position with the Trust and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trust. There is no stated term of office for the officers of the Trust. Unless otherwise noted, the business address of each officer is SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Chief Compliance Officer is the only officer who receives compensation from the Trust for his services.

Certain officers of the Trust also serve as officers of one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Michael Beattie (Born: 1965)	President (since 2014)	Director of Client Service, SEI Investments, since 2004.
James Bernstein (Born: 1962)	Vice President (since 2017) Secretary (since 2020)	Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017. Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.
John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Fund Accounting Manager, SEI Investments, since 2000.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (since 2015)	Director, SEI Investments, Fund Accounting, since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014.

Name and Year of Birth	Position with Trust and Length of Time Served	Principal Occupations in Past 5 Years
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2014)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, The KP Funds, Frost Family of Funds, The Advisors’ Inner Circle Fund III, Gallery Trust, Schroder Series Trust, Schroder Global Series Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016. Chief Compliance Officer of Winton Series Trust to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund (closed-end investment company) to 2018.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)	Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.
Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.
Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Privacy Officer (since 2015) Anti-Money Laundering Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, from 2011 to 2015. Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, from 2007 to 2011.

PURCHASING AND REDEEMING SHARES

Shares of the Fund are offered and redeemed on a continuous basis. Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange (the “NYSE”) is open for business. Currently, the NYSE is closed for business when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust’s policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, for any period on which trading on the NYSE is restricted (as determined by the SEC by rule or regulation), or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of the Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of the Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

DETERMINATION OF NET ASSET VALUE

General Policy. The Fund adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value in accordance with procedures adopted by the Board. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

Equity Securities. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 p.m. Eastern Time if such exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Money Market Securities and other Debt Securities. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of the Fund’s pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Foreign Securities. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Exchange rates are provided daily by recognized independent pricing agents.

Derivatives and Other Complex Securities. Exchange traded options on securities and indices purchased by the Fund generally are valued at their last trade price or, if there is no last trade price, the last bid price. Exchange traded options on securities and indices written by the Fund generally are valued at their last trade price or, if there is no last trade price, the last asked price. In the case of options traded in the over-the-counter market, if the OTC option is also an exchange traded option, the Fund will follow the rules regarding the valuation of exchange traded options. If the OTC option is not also an exchange traded option, the Fund will value the option at fair value in accordance with procedures adopted by the Board.

Futures and swaps cleared through a central clearing house (“centrally cleared swaps”) are valued at the settlement price established each day by the board of the exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. On days when there is excessive volume or market volatility, or the future or centrally cleared swap does not end trading by the time the Fund calculates net asset value, the settlement price may not be available at the time at which the Fund calculates its net asset value. On such days, the best available price (which is typically the last sales price) may be used to value the Fund’s futures or centrally cleared swaps position.

Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the thirty, sixty, ninety and one-hundred eighty day forward rates provided by an independent source.

If available, non-centrally cleared swaps, collateralized debt obligations, collateralized loan obligations and bank loans are priced based on valuations provided by an independent third party pricing agent. If a price is not available from an independent third party pricing agent, the security will be valued at fair value as determined in good faith using methods approved by the Board.

Use of Third-Party Independent Pricing Agents and Independent Brokers. Pursuant to contracts with the Administrator, prices for most securities held by the Fund are provided daily by third-party independent pricing agents that are approved by the Board. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

If a security price cannot be obtained from an independent, third-party pricing agent, the Administrator shall seek to obtain a bid price from at least one independent broker.

Fair Value Procedures. Securities for which market prices are not “readily available” or which cannot be valued using the methodologies described above are valued in accordance with Fair Value Procedures established by the Board and implemented through the Fair Value Pricing Committee. The members of the Fair Value Pricing Committee report, as necessary, to the Board regarding portfolio valuation determinations. The Board, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Fund are valued at fair value.

Some of the more common reasons that may necessitate a security being valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; trading of the security is subject to local government-imposed restrictions; or a significant event with respect to a security has occurred after the close of the market or exchange on which the security principally trades and before the time the Fund calculates net asset value. When a security is valued in accordance with the Fair Value Procedures, the Fair Value Pricing Committee will determine the value after taking into consideration relevant information reasonably available to the Fair Value Pricing Committee.

[Fair Valuation of Foreign Securities Based on U.S. Market Movements. A third party fair valuation vendor provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each foreign security) applied by the fair valuation vendor in the event that there are movements in the U.S. market that exceed a specific threshold that has been established by the Fair Value Pricing Committee. The Fair Value Pricing Committee has also established a “confidence interval” that is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market that is required for a particular security to be fair valued when the threshold is exceeded. In the event that the threshold established by the Fair Value Pricing Committee is exceeded on a specific day, the Fund values the foreign securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by the fair valuation vendor. In such event, it is not necessary to hold a Fair Value Pricing Committee meeting. In the event that the Adviser believes that the fair values provided by the fair valuation vendor are not reliable, the Adviser can contact the Administrator and request that a meeting of the Fair Value Pricing Committee be held.]

[TAXES]

The following is only a summary of certain additional U.S. federal income tax considerations generally affecting the Fund and its shareholders that is intended to supplement the discussion contained in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state, local, and foreign tax liabilities.

The following general discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and only apply to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, made numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Qualification as a Regulated Investment Company. The Fund intends to qualify and elect to be treated as a RIC. By following such a policy, the Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. If the Fund qualifies as a RIC, it will generally not be subject to federal income taxes on the net investment income and net realized capital gains that it timely distributes to its shareholders. The Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to shareholders.

In order to qualify as a RIC under the Code, the Fund must distribute annually to its shareholders at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any (the “Distribution Requirement”) and also must meet certain additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (the “Qualifying Income Test”); and (ii) at the close of each quarter of the Fund’s taxable year: (A) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, including the equity securities of a qualified publicly traded partnership, and (B) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of another RIC) of two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

Although the Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, the Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If the Fund fails to satisfy the Qualifying Income or Asset Tests in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to maintain qualification as a RIC for a tax year, and the relief provisions are not available, the Fund will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, its shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction (subject to certain limitations) and individuals may be able to benefit from the lower tax rates available to qualified dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a RIC.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (commonly referred to as “post-October losses”) and certain other late-year losses.

The treatment of capital loss carryovers for the Fund is similar to the rules that apply to capital loss carryovers of individuals, which provide that such losses are carried over indefinitely. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. The carryover of capital losses may be limited under the general loss limitation rules if the Fund experiences an ownership change as defined in the Code.

Federal Excise Tax. Notwithstanding the Distribution Requirement described above, which generally requires the Fund to distribute at least 90% of its annual investment company taxable income and the excess of its exempt interest income (but does not require any minimum distribution of net capital gain), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute, by the end of the calendar year at least 98% of its ordinary income and 98.2% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of such year (including any retained amount from the prior calendar year on which the Fund paid no federal income tax). The Fund intends to make sufficient distributions to avoid liability for federal excise tax, but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when the Adviser might not otherwise have chosen to do so, and liquidation of investments in such circumstances may affect the ability of the Fund to satisfy the requirement for qualification as a RIC.

Distributions to Shareholders. The Fund receives income generally in the form of dividends and interest on investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. Any distributions by the Fund from such income will be taxable to you as ordinary income or at the lower capital gains rates that apply to individuals receiving qualified dividend income, whether you take them in cash or in additional shares.

Distributions by the Fund are currently eligible for the reduced maximum tax rate to individuals of 20% (lower rates apply to individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income on the securities it holds and the Fund reports the distributions as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions (dividends or capital gains) are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend, (ii) the Fund has not satisfied similar holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder), (iii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iv) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Therefore, if you lend your shares in the Fund, such as pursuant to a securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. Distributions that the Fund receives from an ETF or an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such ETF, underlying fund or REIT.

Distributions by the Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of the Fund’s net capital gains will be taxable as long-term capital gains for individual shareholders currently set at a maximum rate of 20% regardless of how long you have held your shares in the Fund. Distributions from capital gains are generally made after applying any available capital loss carryforwards.

In the case of corporate shareholders, Fund distributions (other than capital gain distributions) generally qualify for the dividends-received deduction to the extent such distributions are so reported and do not exceed the gross amount of qualifying dividends received by the Fund for the year. Generally, and subject to certain limitations (including certain holding period limitations), a dividend will be treated as a qualifying dividend if it has been received from a domestic corporation. Certain investments, including investments in equity of certain non-U.S. corporations, will limit the Fund's ability to make distributions eligible for the dividends received deduction for corporate shareholders.

To the extent that the Fund makes a distribution of income received by the Fund in lieu of dividends (a “substitute payment”) with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends received deduction for corporate shareholders.

If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

The Fund (or its administrative agent) will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions, if any, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may report and distribute to you, as ordinary income, qualified dividend income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

Sales or Redemptions. Any gain or loss recognized on a sale or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, if shares on which a shareholder has received a net capital gain distribution are subsequently sold or redeemed and such shares have been held for six months or less, any loss recognized will be treated as a long-term capital loss to the extent of the net capital gain distribution. In addition, the loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including any capital gains realized on the sale of shares of the Fund).

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders the cost basis information for purchases of Fund shares. In addition to the requirement to report the gross proceeds from the sale of Fund shares, the Fund is also required to report the cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. For each sale of Fund shares, the Fund (or its administrative agent) will permit shareholders to elect from among several IRS-accepted cost basis methods, including the average cost basis method. In the absence of an election, the Fund will use the average cost basis method as its default cost basis method. The cost basis method elected by the Fund shareholder (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Tax Treatment of Complex Securities. The Fund may invest in complex securities and these investments may be subject to numerous special and complex tax rules. These rules could affect the Fund’s ability to qualify as a RIC, affect whether gains and losses recognized by the Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by the Fund.

If the Fund owns shares in certain foreign investment entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualified electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the PFIC, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above. The Fund intends to make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules. Pursuant to recently issued Treasury regulations, amounts included in income each year by the Fund arising from a QEF election, will be “qualifying income” under the Qualifying Income Test (as described above) even if not distributed to the Fund, if the Fund derives such income from its business of investing in stock, securities or currencies.

Certain Foreign Currency Tax Issues. The Fund’s transactions in foreign currencies and forward foreign currency contracts will generally be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the Distribution Requirements and for avoiding the excise tax described above. The Fund intends to monitor its transactions, intends to make the appropriate tax elections, and intends to make the appropriate entries in its books and records when it acquires any foreign currency or forward foreign currency contract in order to mitigate the effect of these rules so as to prevent disqualification of the Fund as a RIC and minimize the imposition of income and excise taxes.

The U.S. Treasury Department has authority to issue regulations that would exclude foreign currency gains from the Qualifying Income Test described above if such gains are not directly related to the Fund’s business of investing in stock or securities (or options and futures with respect to stock or securities). Accordingly, regulations may be issued in the future that could treat some or all of the Fund’s non-U.S. currency gains as non-qualifying income, thereby potentially jeopardizing the Fund’s status as a RIC for all years to which the regulations are applicable.

Foreign Taxes. Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund’s stocks or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible to and intends to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions income taxes paid by the Fund, subject to certain limitations. Pursuant to the election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit they may be entitled to use against the shareholder's federal income tax. If the Fund makes the election, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions. If the Fund does not hold sufficient foreign securities to meet the above threshold, then shareholders will not be entitled to claim a credit or further deduction with respect to foreign taxes paid by the Fund.

A shareholder’s ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, which may result in a shareholder not receiving a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes. Even if the Fund were eligible to make such an election for a given year, it may determine not to do so. Shareholders that are not subject to U.S. federal income tax, and those who invest in the Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by its tax-exempt shareholders. However, notwithstanding the foregoing, the tax-exempt shareholder could realize UBTI by virtue of an investment in the Fund where, for example: (i) the Fund invests in residual interests of Real Estate Mortgage Investment Conduits (“REMICs”), (ii) the Fund invests in a REIT that is a taxable mortgage pool (“TMP”) or that has a subsidiary that is a TMP or that invests in the residual interest of a REMIC, or (iii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisor. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult their tax advisors regarding these issues.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

Backup Withholding. The Fund will be required in certain cases to withhold at a 24% withholding rate and remit to the U.S. Treasury the amount withheld on amounts payable to any shareholder who: (i) has provided the Fund either an incorrect tax identification number or no number at all; (ii) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends; (iii) has failed to certify to the Fund that such shareholder is not subject to backup withholding; or (iv) has failed to certify to the Fund that the shareholder is a U.S. person (including a resident alien).

Non-U.S. Investors. Any non-U.S. investors in the Fund may be subject to U.S. withholding and estate tax and are encouraged to consult their tax advisors prior to investing in the Fund. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from taxable ordinary income. The Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met. Short-term capital gain dividends received by a nonresident alien individual who is present in the U.S. for a period or periods aggregating 183 days or more during the taxable year are not exempt from this 30% withholding tax. Gains realized by foreign shareholders from the sale or other disposition of shares of the Fund generally are not subject to U.S. taxation, unless the recipient is an individual who is physically present in the U.S. for 183 days or more per year. Foreign shareholders who fail to provide an applicable IRS form may be subject to backup withholding on certain payments from the Fund. Backup withholding will not be applied to payments that are subject to the 30% (or lower applicable treaty rate) withholding tax described above. Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. person that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, generally, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC such as the Fund are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

State Taxes. Depending upon state and local law, distributions by the Fund to its shareholders and the ownership of such shares may be subject to state and local taxes. Rules of state and local taxation of dividend and capital gains distributions from RICs often differ from the rules for federal income taxation described above. It is expected that the Fund will not be liable for any corporate tax in Delaware if it qualifies as a RIC for federal income tax purposes.

Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in the Fund.

FUND TRANSACTIONS

Brokerage Transactions. Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser may place a combined order for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser that the advantages of combined orders outweigh the possible disadvantages of combined orders.

Brokerage Selection. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to the Fund.

To the extent that research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used by the Adviser in connection with the Fund or any other specific client account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Adviser may purchase new issues of securities for clients, including the Fund, in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund or the Adviser for a commission in conformity with the 1940 Act and rules promulgated by the SEC. The 1940 Act requires that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Trustees, including those who are not “interested persons” of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

Securities of “Regular Broker-Dealers.” The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that the Fund held during its most recent fiscal year. Because the Fund is new, as of the date of this SAI, the Fund did not hold any securities of its “regular brokers or dealers.”

Portfolio Turnover Rate. Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the fiscal year by the monthly average value of portfolio securities owned during the fiscal year. Excluded from both the numerator and denominator are amounts relating to securities whose maturities at the time of acquisition were one year or less. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one year. The Fund may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.

PORTFOLIO HOLDINGS

The Board has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of the Fund’s shareholders, and include procedures to address conflicts between the interests of the Fund’s shareholders, on the one hand, and those of the Adviser, principal underwriter or any affiliated person of the Fund, the Adviser, or the Fund’s principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser’s Chief Compliance Officer (the “Authorized Person”) to authorize the release of the Fund’s portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person, either directly or through reports by the Trust’s Chief Compliance Officer, reports quarterly to the Board regarding the operation and administration of such policies and procedures.

Pursuant to applicable law, the Fund is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each March 31, June 30, September 30 and December 31). The Fund will disclose a complete or summary schedule of investments (which includes the Fund’s 10 largest holdings in unaffiliated issuers and each investment in unaffiliated issuers that exceeds one percent of the Fund’s net asset value (“Summary Schedule”)) in its Semi-Annual and Annual Reports which are distributed to Fund shareholders. The Fund’s complete schedule of investments following the first and third fiscal quarters will be available in quarterly holdings reports filed with the SEC as exhibits to Form N-PORT, and the Fund’s complete schedule of investments following the second and fourth fiscal quarters will be available in shareholder reports filed with the SEC on Form N-CSR.

Complete schedules of investments filed with the SEC on Form N-CSR and as exhibits to Form N-PORT are not distributed to Fund shareholders but are available, free of charge, on the SEC’s website at www.sec.gov. Should the Fund include only a Summary Schedule rather than a complete schedule of investments in its Semi-Annual and Annual Reports, its complete schedule of investments will be available without charge, upon request, by calling [XX].

In addition to information provided to shareholders and the general public, portfolio holdings information may be disclosed as frequently as daily to the Fund's Adviser, Administrator, Custodian, Transfer Agent, financial printer, pricing vendors, liquidity analytics vendors and other vendors that provide the Adviser with various middle office, back office, client reporting and portfolio analytics services in connection with their services to the Fund. From time to time rating and ranking organizations, such as S&P, Lipper and Morningstar, Inc., may request non-public portfolio holdings information in connection with rating the Fund. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants or other third-parties may request portfolio holdings information in order to assess the risks of the Fund’s portfolio along with related performance attribution statistics. The lag time for such disclosures will vary. The Fund believes that these third parties have legitimate objectives in requesting such portfolio holdings information.

The Fund’s policies and procedures provide that the Authorized Person may authorize disclosure of non-public portfolio holdings information to such parties at differing times and/or with different lag times. Prior to making any disclosure to a third party, the Authorized Person must determine that such disclosure serves a reasonable business purpose, is in the best interests of the Fund’s shareholders and that to the extent conflicts between the interests of the Fund’s shareholders and those of the Adviser, principal underwriter, or any affiliated person of the Fund exist, such conflicts are addressed. Portfolio holdings information may be disclosed no more frequently than monthly to ratings agencies, consultants and other qualified financial professionals or individuals. The disclosures will not be made sooner than three days after the date of the information. The Trust’s Chief Compliance Officer will regularly review these arrangements and will make periodic reports to the Board regarding disclosure pursuant to such arrangements.

With the exception of disclosures to rating and ranking organizations as described above, the Fund requires any third party receiving non-public holdings information to enter into a confidentiality agreement with the Adviser. The confidentiality agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that the recipient has a duty not to trade on the non-public information and will use such information solely to analyze and rank the Fund, or to perform due diligence and asset allocation, depending on the recipient of the information.

The Trust’s policies and procedures prohibit any compensation or other consideration from being paid to or received by any party in connection with the disclosure of portfolio holdings information, including the Fund, the Adviser and their affiliates or recipients of the Fund’s portfolio holdings information.

The Adviser may manage other accounts that are not subject to these policies and procedures with investment objectives and strategies that are substantially similar to those of the Fund. Because the portfolio holdings of such accounts may be substantially similar, and in some cases nearly identical, to those of the Fund, an investor in such an account may be able to infer the portfolio holdings of the Fund from the portfolio holdings of the account.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in that fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees may create additional series or classes of shares. All consideration received by the Trust for shares of any additional fund and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Fund’s shares, when issued, are fully paid and non-assessable.

LIMITATION OF TRUSTEES’ LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Trust shall indemnify each person who is, or has been, a Trustee, officer, employee or agent of the Trust, and any person who is serving or has served at the Trust’s request as a Trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the By-Laws. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy voting policies and procedures, which are included in Appendix B to this SAI.

The Trust is required to disclose annually the Fund’s complete proxy voting record during the most recent 12-month period ended June 30 on Form N-PX. This voting record is available: (i) without charge, upon request, by calling [XX]; and (ii) on the SEC’s website at http://www.sec.gov.

CODES OF ETHICS

The Board, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser, the Administrator and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees (“Access Persons”). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under each Code of Ethics, Access Persons are permitted to invest in securities, including securities that may be purchased or held by the Fund, but are required to report their personal securities transactions for monitoring purposes. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PRINCIPAL SHAREHOLDERS AND CONTROL PERSONS

Because the Fund is new, as of the date of this SAI, the Fund did not have any principal shareholders or control persons to report.

APPENDIX A

DESCRIPTION OF RATINGS

Description of Ratings

The following descriptions of securities ratings have been published by Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s (“S&P”), and Fitch Ratings (“Fitch”), respectively.

Description of Moody's Global Ratings

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Description of Moody’s Global Long-Term Ratings

Aaa Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B Obligations rated B are considered speculative and are subject to high credit risk.

Caa Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Hybrid Indicator (hyb)

The hybrid indicator (hyb) is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Description of Moody’s Global Short-Term Ratings

P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Description of Moody’s U.S. Municipal Short-Term Obligation Ratings

The Municipal Investment Grade (“MIG”) scale is used to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels-MIG 1 through MIG 3-while speculative grade short-term obligations are designated SG.

Moody’s U.S. municipal short-term obligation ratings are as follows:

MIG 1 This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Demand Obligation Ratings

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale.

Moody’s demand obligation ratings are as follows:

VMIG 1 This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of S&P’s Issue Credit Ratings

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

The likelihood of payment-the capacity and willingness of the obligor to meet its financial commitments on a financial obligation in accordance with the terms of the obligation;

The nature of and provisions of the financial obligation; and the promise S&P imputes; and

The protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

NR indicates that a rating has not been assigned or is no longer assigned.

Description of S&P’s Long-Term Issue Credit Ratings*

AAA An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor's inadequate capacity to meet its financial commitments on the obligation.

B An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitments on the obligation.

CCC An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

*	Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Description of S&P’s Short-Term Issue Credit Ratings

A-1 A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments on these obligations is extremely strong.

A-2 A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3 A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor's inadequate capacity to meet its financial commitments.

C A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Description of S&P’s Municipal Short-Term Note Ratings

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P’s municipal short-term note ratings are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

D ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Description of Fitch’s Credit Ratings

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings relating to securities and obligations of an issuer can include a recovery expectation. Credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested.

The terms “investment grade” and “speculative grade” have established themselves over time as shorthand to describe the categories ‘AAA’ to ‘BBB’ (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms investment grade and speculative grade are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. Investment grade categories indicate relatively low to moderate credit risk, while ratings in the speculative categories either signal a higher level of credit risk or that a default has already occurred.

For the convenience of investors, Fitch may also include issues relating to a rated issuer that are not and have not been rated on its webpage. Such issues are denoted ‘NR.’

Fitch’s credit ratings do not directly address any risk other than credit risk. In particular, ratings do not deal with the risk of a market value loss on a rated security due to changes in interest rates, liquidity and other market considerations. However, in terms of payment obligation on the rated liability, market risk may be considered to the extent that it influences the ability of an issuer to pay upon a commitment. Ratings nonetheless do not reflect market risk to the extent that they influence the size or other conditionality of the obligation to pay upon a commitment (for example, in the case of index-linked bonds).

In the default components of ratings assigned to individual obligations or instruments, the agency typically rates to the likelihood of non-payment or default in accordance with the terms of that instrument’s documentation. In limited cases, Fitch may include additional considerations (i.e. rate to a higher or lower standard than that implied in the obligation’s documentation).

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1’, a ‘+’ may be appended.

Description of Fitch’s Long-Term Corporate Finance Obligations Ratings

AAA Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C Exceptionally high levels of credit risk. ‘C’ ratings indicate exceptionally high levels of credit risk.

Ratings in the categories of ‘CCC’, ‘CC’ and ‘C’ can also relate to obligations or issuers that are in default. In this case, the rating does not opine on default risk but reflects the recovery expectation only.

Defaulted obligations typically are not assigned ‘RD’ or ‘D’ ratings, but are instead rated in the ‘CCC’ to ‘C’ rating categories, depending on their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Description of Fitch’s Short-Term Ratings

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Fitch’s short-term ratings are as follows:

F1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C High short-term default risk. Default is a real possibility.

RD Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

APPENDIX B

PROXY VOTING POLICIES AND PROCEDURES

The voting of proxies shall be the responsibility of the Investments Division in those cases where Chevy Chase Trust Company ("CCT") has chosen to vote proxies on behalf of a client. A primary objective for CCT, in its fiduciary capacity, is to represent and vote for the best long-term interest of its beneficiaries, exercising care, skill, prudence and diligence. For those clients for whom CCT has undertaken to vote proxies, CCT retains the final authority and responsibility for such voting. On behalf of our clients, CCT:

1.	provides the client with a written proxy voting policy upon their request;
2.	applies the proxy voting policy consistently;
3.	documents the reasons for voting;
4.	maintains records of voting activities for clients and regulating authorities; and
5.	monitors voting activity for potential conflicts of interest.

Proxies voted on behalf of clients for which CCT serves as investment adviser will generally follow Institutional Shareholder Services’ (“ISS”) Domestic Guidelines. After a detailed analysis of each proxy vote, ISS provides recommendations, which are believed to be in the best interest of shareholders, to CCT for approval. After notifying CCT of these recommendations, if CCT does not instruct ISS otherwise, ISS will vote the ballots and document all voting activity. CCT will generally accept ISS’ recommendations unless otherwise specified by the client in writing, or CCT may vote contrary to these recommendations when it is in the best interest of the client. In cases where CCT is voting shares of an affiliate, CCT will rely on client direction or third party direction. In the unlikely event that CCT has a conflict of interest with the issue on the proxy ballot, CCT will always vote in accordance with the ISS guidelines, and will not exercise its option to vote contrary to these guidelines.

United States Proxy Voting Guidelines

Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2019

Published December 6, 2018

U.S. Proxy Voting Guidelines

Table of Contents

COVERAGE		8
1.	BOARD OF DIRECTORS	9
	VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS	9
	Independence	9
	ISS Classification of Directors – U.S.	10
	Composition	12
	Responsiveness	13
	Accountability	13
	VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS	17
	Vote-No Campaigns	17
	Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections	17
	OTHER BOARD-RELATED PROPOSALS	17
	Adopt Anti-Hedging/Pledging/Speculative Investments Policy	17
	Age/Term Limits	17
	Board Size	18
	Classification/Declassification of the Board	18
	CEO Succession Planning	18
	Cumulative Voting	18
	Director and Officer Indemnification and Liability Protection	18
	Establish/Amend Nominee Qualifications	19
	Establish Other Board Committee Proposals	19
	Filling Vacancies/Removal of Directors	19
	Independent Chair (Separate Chair/CEO)	19
	Majority of Independent Directors/Establishment of Independent Committees	20
	Majority Vote Standard for the Election of Directors	20
	Proxy Access	21
	Require More Nominees than Open Seats	21
	Shareholder Engagement Policy (Shareholder Advisory Committee)	21
2.	AUDIT-RELATED	22
	Auditor Indemnification and Limitation of Liability	22
	Auditor Ratification	22
	Shareholder Proposals Limiting Non-Audit Services	22
	Shareholder Proposals on Audit Firm Rotation	23
3.	SHAREHOLDER RIGHTS & DEFENSES	24
	Advance Notice Requirements for Shareholder Proposals/Nominations	24
	Amend Bylaws without Shareholder Consent	24
	Control Share Acquisition Provisions	24
	Control Share Cash-Out Provisions	24
	Disgorgement Provisions	25
	Fair Price Provisions	25

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	Freeze-Out Provisions	25
	Greenmail	25
	Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)	25
	Net Operating Loss (NOL) Protective Amendments	26
	POISON PILLS (SHAREHOLDER RIGHTS PLANS)	26
	Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy	26
	Management Proposals to Ratify a Poison Pill	27
	Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)	27
	Proxy Voting Disclosure, Confidentiality, and Tabulation	27
	Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions	28
	Reimbursing Proxy Solicitation Expenses	28
	Reincorporation Proposals	28
	Shareholder Ability to Act by Written Consent	28
	Shareholder Ability to Call Special Meetings	29
	Stakeholder Provisions	29
	State Antitakeover Statutes	29
	Supermajority Vote Requirements	29
4.	CAPITAL/RESTRUCTURING	31
	CAPITAL	31
	Adjustments to Par Value of Common Stock	31
	Common Stock Authorization	31
	Dual Class Structure	32
	Issue Stock for Use with Rights Plan	32
	Preemptive Rights	32
	Preferred Stock Authorization	32
	Recapitalization Plans	33
	Reverse Stock Splits	33
	Share Repurchase Programs	33
	Stock Distributions: Splits and Dividends	33
	Tracking Stock	33
	RESTRUCTURING	34
	Appraisal Rights	34
	Asset Purchases	34
	Asset Sales	34
	Bundled Proposals	34
	Conversion of Securities	34
	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans	35
	Formation of Holding Company	35
	Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)	35
	Joint Ventures	36
	Liquidations	36

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	Mergers and Acquisitions	36
	Private Placements/Warrants/Convertible Debentures	37
	Reorganization/Restructuring Plan (Bankruptcy)	38
	Special Purpose Acquisition Corporations (SPACs)	38
	Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions	39
	Spin-offs	39
	Value Maximization Shareholder Proposals	39
5.	COMPENSATION	40
	EXECUTIVE PAY EVALUATION	40
	Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)	40
	Pay-for-Performance Evaluation	41
	Problematic Pay Practices	41
	Compensation Committee Communications and Responsiveness	42
	Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")	43
	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale	43
	EQUITY-BASED AND OTHER INCENTIVE PLANS	44
	Shareholder Value Transfer (SVT)	45
	Three-Year Burn Rate	45
	Egregious Factors	45
	Liberal Change in Control Definition	45
	Repricing Provisions	45
	Problematic Pay Practices or Significant Pay-for-Performance Disconnect	46
	Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))	46
	Specific Treatment of Certain Award Types in Equity Plan Evaluations	47
	Dividend Equivalent Rights	47
	Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)	47
	OTHER COMPENSATION PLANS	47
	401(k) Employee Benefit Plans	47
	Employee Stock Ownership Plans (ESOPs)	47
	Employee Stock Purchase Plans—Qualified Plans	47
	Employee Stock Purchase Plans—Non-Qualified Plans	47
	Option Exchange Programs/Repricing Options	48
	Stock Plans in Lieu of Cash	48
	Transfer Stock Option (TSO) Programs	49
	DIRECTOR COMPENSATION	49
	Shareholder Ratification of Director Pay Programs	49
	Equity Plans for Non-Employee Directors	50
	Non-Employee Director Retirement Plans	50
	SHAREHOLDER PROPOSALS ON COMPENSATION	50
	Bonus Banking/Bonus Banking “Plus”	50
	Compensation Consultants—Disclosure of Board or Company’s Utilization	50
	Disclosure/Setting Levels or Types of Compensation for Executives and Directors	51

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	Golden Coffins/Executive Death Benefits	51
	Hold Equity Past Retirement or for a Significant Period of Time	51
	Non-Deductible Compensation	51
	Pay Disparity	51
	Pay for Performance/Performance-Based Awards	52
	Pay for Superior Performance	52
	Pre-Arranged Trading Plans (10b5-1 Plans)	53
	Prohibit Outside CEOs from Serving on Compensation Committees	53
	Recoupment of Incentive or Stock Compensation in Specified Circumstances	53
	Severance Agreements for Executives/Golden Parachutes	53
	Share Buyback Proposals	54
	Supplemental Executive Retirement Plans (SERPs)	54
	Tax Gross-Up Proposals	54
	Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity54
6.	ROUTINE/MISCELLANEOUS	56
	Adjourn Meeting	56
	Amend Quorum Requirements	56
	Amend Minor Bylaws	56
	Change Company Name	56
	Change Date, Time, or Location of Annual Meeting	56
	Other Business	56
7.	SOCIAL AND ENVIRONMENTAL ISSUES	57
	GLOBAL APPROACH	57
	ENDORSEMENT OF PRINCIPLES	57
	ANIMAL WELFARE	57
	Animal Welfare Policies	57
	Animal Testing	58
	Animal Slaughter	58
	CONSUMER ISSUES	58
	Genetically Modified Ingredients	58
	Reports on Potentially Controversial Business/Financial Practices	58
	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation	59
	Product Safety and Toxic/Hazardous Materials	59
	Tobacco-Related Proposals	59
	CLIMATE CHANGE	60
	Climate Change/Greenhouse Gas (GHG) Emissions	60
	Energy Efficiency	61
	Renewable Energy	61
	DIVERSITY	61
	Board Diversity	61
	Equality of Opportunity	62
	Gender Identity, Sexual Orientation, and Domestic Partner Benefits	62

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	Gender Pay Gap	62
	ENVIRONMENT AND SUSTAINABILITY	62
	Facility and Workplace Safety	62
	General Environmental Proposals and Community Impact Assessments	63
	Hydraulic Fracturing	63
	Operations in Protected Areas	63
	Recycling	63
	Sustainability Reporting	64
	Water Issues	64
	GENERAL CORPORATE ISSUES	64
	Charitable Contributions	64
	Data Security, Privacy, and Internet Issues	64
	Environmental, Social, and Governance (ESG) Compensation-Related Proposals	64
	HUMAN RIGHTS, LABOR ISSUES, AND INTERNATIONAL OPERATIONS	65
	Human Rights Proposals	65
	Operations in High Risk Markets	65
	Outsourcing/Offshoring	66
	Weapons and Military Sales	66
	POLITICAL ACTIVITIES	66
	Lobbying	66
	Political Contributions	66
	Political Ties	67
8.	MUTUAL FUND PROXIES	68
	Election of Directors	68
	Converting Closed-end Fund to Open-end Fund	68
	Proxy Contests	68
	Investment Advisory Agreements	68
	Approving New Classes or Series of Shares	68
	Preferred Stock Proposals	68
	1940 Act Policies	69
	Changing a Fundamental Restriction to a Nonfundamental Restriction	69
	Change Fundamental Investment Objective to Nonfundamental	69
	Name Change Proposals	69
	Change in Fund's Subclassification	69
	Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value	69
	Disposition of Assets/Termination/Liquidation	70
	Changes to the Charter Document	70
	Changing the Domicile of a Fund	70
	Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval	70
	Distribution Agreements	71
	Master-Feeder Structure	71

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Mergers	71
SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS	71
Establish Director Ownership Requirement	71
Reimburse Shareholder for Expenses Incurred	71
Terminate the Investment Advisor	71

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

›	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
›	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
›	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and

› For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.

In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned”

market coverage.

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1.	BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

›	Independent directors comprise 50 percent or less of the board;
›	The non-independent director serves on the audit, compensation, or nominating committee;
›	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
›	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

[1]	In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

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ISS Classification of Directors – U.S.

1.	Executive Director
1.1.	Current employee or current officer[1] of the company or one of its affiliates[2].

2.	Non-Independent Non-Executive Director

Board Identification

2.1.	Director identified as not independent by the board. Controlling/Significant Shareholder
2.2.	Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Former CEO/Interim Officer

2.3.	Former CEO of the company. [3,4]
2.4.	Former CEO of an acquired company within the past five years.[4]
2.5.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]

Non-CEO Executives

2.6.	Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.
2.7.	Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.8.	Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9.	Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.10.	Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11.	Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of

$10,000 per year.

2.12.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.13.	Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.14.	Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.15.	Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].

Other Relationships

2.16.	Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.17.	Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]
2.18.	Founder[11] of the company but not currently an employee.
2.19.	Any material[12] relationship with the company.

3.	Independent Director
3.1.	No material[12] connection to the company other than a board seat.

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Footnotes:

1. The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2. “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3. Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4. When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5. ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6. “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7. Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8. A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9. Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10. Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11.  The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12.  For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

› Medical issues/illness;

› Family emergencies; and

› Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

› Sit on more than five public company boards; or

› Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. For 2019 meetings, no adverse vote recommendations will be made due to a lack of gender diversity.

For companies in the Russell 3000 or S&P 1500 indices, effective for meetings on or after Feb. 1, 2020, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies when there are no women on the company's board. Mitigating factors include:

› A firm commitment, as stated in the proxy statement, to appoint at least one female to the board in the near term;

› The presence of a female on the board at the preceding annual meeting; or

› Other relevant factors as applicable.

[2]	New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
[3]	Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

›	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.
›	The board failed to act on takeover offers where the majority of shares are tendered;
›	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

›	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:

› The company's response, including:

›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
›	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-by-case) for the following:

Problematic Takeover Defenses/Governance Structure

[4]	A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-by-case) if:

›	The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
›	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

›	A classified board structure;
›	A supermajority vote requirement;
›	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
›	The inability of shareholders to call special meetings;
›	The inability of shareholders to act by written consent;
›	A multi-class capital structure; and/or
›	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

›	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
›	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
›	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
›	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
›	The company's ownership structure;
›	The company's existing governance provisions;
›	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
›	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

[5]	Public shareholders only, approval prior to a company’s becoming public is insufficient.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

›	Classified the board;
›	Adopted supermajority vote requirements to amend the bylaws or charter; or
›	Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

›	The level of impairment of shareholders' rights;
›	The disclosed rationale;
›	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
›	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
›	Any reasonable sunset provision; and
›	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board's rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders' rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company's ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

›	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

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›	The non-audit fees paid to the auditor are excessive;
›	The company receives an adverse opinion on the company’s financial statements from its auditor; or
›	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

›	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices; or
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

›	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
›	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

›	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
›	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
›	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
›	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
›	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

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›	Material failures of governance, stewardship, risk oversight[6], or fiduciary responsibilities at the company;
›	Failure to replace management as appropriate; or
›	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

›	Long-term financial performance of the company relative to its industry;
›	Management’s track record;
›	Background to the contested election;
›	Nominee qualifications and any compensatory arrangements;
›	Strategic plan of dissident slate and quality of the critique against management;
›	Likelihood that the proposed goals and objectives can be achieved (both slates); and
›	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

6	Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

›	The reasonableness/scope of the request; and
›	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

›	The company has proxy access[7], thereby allowing shareholders to nominate directors to the company’s ballot; and
›	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

›	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
›	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
›	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

7	A proxy access right that meets the recommended guidelines.

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Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

›	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
›	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

›	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
›	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
›	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
›	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

›	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
›	Level of disclosure regarding the issue for which board oversight is sought;
›	Company performance related to the issue for which board oversight is sought;
›	Board committee structure compared to that of other companies in its industry sector; and
›	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

›	The scope of the proposal;
›	The company's current board leadership structure;
›	The company's governance structure and practices;

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›	Company performance; and
›	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to, poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three-, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of Independent Director (See ISS' Classification of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access. Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

›	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
›	Effectively disclosed information with respect to this structure to its shareholders;
›	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
›	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

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2.	AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

›	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
›	The motivation and rationale for establishing the agreements;
›	The quality of the company’s disclosure; and
›	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

›	An auditor has a financial interest in or association with the company, and is therefore not independent;
›	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
›	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
›	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

›	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

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Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

›	The tenure of the audit firm;
›	The length of rotation specified in the proposal;
›	Any significant audit-related issues at the company;
›	The number of Audit Committee meetings held each year;
›	The number of financial experts serving on the committee; and
›	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3.	SHAREHOLDER RIGHTS & DEFENSES

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

›	Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
›	The company's ownership structure and historical voting turnout;
›	Whether the board could amend bylaws adopted by shareholders; and
›	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions. Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

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General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

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›	The company's stated rationale for adopting such a provision;
›	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
›	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
›	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
›	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

›	Shareholders have approved the adoption of the plan; or
›	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

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Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

›	No lower than a 20 percent trigger, flip-in or flip-over;
›	A term of no more than three years;
›	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;
›	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

›	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
›	The value of the NOLs;
›	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
›	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

› Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

›	The scope and structure of the proposal;
›	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
›	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
›	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
›	Any recent controversies or concerns related to the company's proxy voting mechanics;
›	Any unintended consequences resulting from implementation of the proposal; and

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› Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

›	The presence of a shareholder proposal addressing the same issue on the same ballot;
›	The board's rationale for seeking ratification;
›	Disclosure of actions to be taken by the board should the ratification proposal fail;
›	Disclosure of shareholder engagement regarding the board’s ratification request;
›	The level of impairment to shareholders' rights caused by the existing provision;
›	The history of management and shareholder proposals on the provision at the company’s past meetings;
›	Whether the current provision was adopted in response to the shareholder proposal;
›	The company's ownership structure; and
›	Previous use of ratification proposals to exclude shareholder proposals.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

›	The election of fewer than 50 percent of the directors to be elected is contested in the election;
›	One or more of the dissident’s candidates is elected;
›	Shareholders are not permitted to cumulate their votes for directors; and
›	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

›	Reasons for reincorporation;
›	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
›	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

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Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

›	Shareholders' current right to act by written consent;
›	The consent threshold;
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

›	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
›	A majority vote standard in uncontested director elections;
›	No non-shareholder-approved pill; and
›	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

›	Shareholders’ current right to call special meetings;
›	Minimum ownership threshold necessary to call special meetings (10 percent preferred);
›	The inclusion of exclusionary or prohibitive language;
›	Investor ownership structure; and
›	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

[8]	"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

›	Ownership structure;
›	Quorum requirements; and
›	Vote requirements.

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4.	CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes of the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
›	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

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If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

›	The company discloses a compelling rationale for the dual-class capital structure, such as:
›	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
›	The new class of shares will be transitory;
›	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
›	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

›	The size of the company;
›	The shareholder base; and
›	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

›	Past Board Performance:
›	The company's use of authorized preferred shares during the last three years;

›	The Current Request:
›	Disclosure in the proxy statement of the specific purposes for the proposed increase;
›	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
›	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
›	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

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Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

›	More simplified capital structure;
›	Enhanced liquidity;
›	Fairness of conversion terms;
›	Impact on voting power and dividends;
›	Reasons for the reclassification;
›	Conflicts of interest; and
›	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split if:

›	The number of authorized shares will be proportionately reduced; or
›	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

›	Stock exchange notification to the company of a potential delisting;
›	Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;
›	The company's rationale; or
›	Other factors as applicable.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

›	Adverse governance changes;
›	Excessive increases in authorized capital stock;
›	Unfair method of distribution;
›	Diminution of voting rights;
›	Adverse conversion features;

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›	Negative impact on stock option plans; and
›	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

›	Purchase price;
›	Fairness opinion;
›	Financial and strategic benefits;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives for the business;
›	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

›	Impact on the balance sheet/working capital;
›	Potential elimination of diseconomies;
›	Anticipated financial and operating benefits;
›	Anticipated use of funds;
›	Value received for the asset;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

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Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

›	Dilution to existing shareholders' positions;
›	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
›	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
›	Management's efforts to pursue other alternatives;
›	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
›	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

›	The reasons for the change;
›	Any financial or tax benefits;
›	Regulatory benefits;
›	Increases in capital structure; and
›	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

›	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
›	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

›	Offer price/premium;
›	Fairness opinion;
›	How the deal was negotiated;
›	Conflicts of interest;
›	Other alternatives/offers considered; and
›	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

›	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

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›	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
›	Are all shareholders able to participate in the transaction?
›	Will there be a liquid market for remaining shareholders following the transaction?
›	Does the company have strong corporate governance?
›	Will insiders reap the gains of control following the proposed transaction?
›	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

›	Percentage of assets/business contributed;
›	Percentage ownership;
›	Financial and strategic benefits;
›	Governance structure;
›	Conflicts of interest;
›	Other alternatives; and
›	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

›	Management’s efforts to pursue other alternatives;
›	Appraisal value of assets; and
›	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

›	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
›	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
›	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
›	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in

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certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

›	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

›	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

›	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

›	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

›	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

›	Financial issues:
›	The company's financial condition;
›	Degree of need for capital;
›	Use of proceeds;
›	Effect of the financing on the company's cost of capital;
›	Current and proposed cash burn rate;
›	Going concern viability and the state of the capital and credit markets.

›	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

›	Control issues:
›	Change in management;
›	Change in control;
›	Guaranteed board and committee seats;
›	Standstill provisions;
›	Voting agreements;
›	Veto power over certain corporate actions; and
›	Minority versus majority ownership and corresponding minority discount or majority control premium.

›	Conflicts of interest:
›	Conflicts of interest should be viewed from the perspective of the company and the investor.

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›	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
›	Market reaction:
›	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

›	Estimated value and financial prospects of the reorganized company;
›	Percentage ownership of current shareholders in the reorganized company;
›	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
›	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
›	Existence of a superior alternative to the plan of reorganization; and
›	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

›	Valuation - Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
›	Market reaction - How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
›	Deal timing - A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
›	Negotiations and process - What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
›	Conflicts of interest - How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 perecnt of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
›	Voting agreements - Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
›	Governance - What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

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Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

›	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.
›	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
›	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
›	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

›	Tax and regulatory advantages;
›	Planned use of the sale proceeds;
›	Valuation of spinoff;
›	Fairness opinion;
›	Benefits to the parent company;
›	Conflicts of interest;
›	Managerial incentives;
›	Corporate governance changes;
›	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

›	Hiring a financial advisor to explore strategic alternatives;
›	Selling the company; or
›	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

›	Prolonged poor performance with no turnaround in sight;
›	Signs of entrenched board and management (such as the adoption of takeover defenses);
›	Strategic plan in place for improving value;
›	Likelihood of receiving reasonable value in a sale or dissolution; and
›	The company actively exploring its strategic options, including retaining a financial advisor.

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5.	COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

›	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
›	The company maintains significant problematic pay practices;
›	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

›	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
›	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
›	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
›	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

›	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
›	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
›	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

›	The ratio of performance- to time-based incentive awards;
›	The overall ratio of performance-based compensation;
›	The completeness of disclosure and rigor of performance goals;
›	The company's peer group benchmarking practices;
›	Actual results of financial/operational metrics, both absolute and relative to peers;
›	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
›	Realizable pay[12] compared to grant pay; and
›	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

›	Problematic practices related to non-performance-based compensation elements;
›	Incentives that may motivate excessive risk-taking or present a windfall risk; and
›	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

[9]	The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
[10]	The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
[11]	Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
[12]	ISS research reports include realizable pay for S&P1500 companies.

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Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

›	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
›	Extraordinary perquisites or tax gross-ups;
›	New or materially amended agreements that provide for:
›	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
›	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
›	CIC excise tax gross-up entitlements (including "modified" gross-ups);
›	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
›	Liberal CIC definition combined with any single-trigger CIC benefits;
›	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
›	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

›	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
›	Duration of options backdating;
›	Size of restatement due to options backdating;
›	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
›	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

›	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
›	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
›	The company's response, including:
›	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

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›	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
›	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
›	Other recent compensation actions taken by the company;
›	Whether the issues raised are recurring or isolated;
›	The company's ownership structure; and
›	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

›	Single- or modified-single-trigger cash severance;
›	Single-trigger acceleration of unvested equity awards;
›	Full acceleration of equity awards granted shortly before the change in control;
›	Acceleration of performance awards above the target level of performance without compelling rationale;
›	Excessive cash severance (generally >3x base salary and bonus);
›	Excise tax gross-ups triggered and payable;
›	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
›	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
›	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans

Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[13] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Quality of disclosure around vesting upon a change in control (CIC);
›	Discretionary vesting authority;
›	Liberal share recycling on various award types;
›	Lack of minimum vesting period for grants made under the plan;
›	Dividends payable prior to award vesting.

›	Grant Practices:
›	The company’s three-year burn rate relative to its industry/market cap peers;
›	Vesting requirements in CEO's recent equity grants (3-year look-back);
›	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
›	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
›	Whether the company maintains a sufficient claw-back policy;
›	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

›	Awards may vest in connection with a liberal change-of-control definition;
›	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
›	The plan is excessively dilutive to shareholders' holdings; or
›	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on certain EPSC Factors:

[13]	Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

›	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
›	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;
›	The cancellation of underwater options in exchange for stock awards; or
›	Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

[14]	For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

›	Severity of the pay-for-performance misalignment;
›	Whether problematic equity grant practices are driving the misalignment; and/or
›	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Addresses administrative features only; or
›	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Classification of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

›	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Classification of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

›	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
›	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
›	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

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In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

›	Purchase price is at least 85 percent of fair market value;
›	Offering period is 27 months or less; and
›	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

›	Purchase price is less than 85 percent of fair market value; or
›	Offering period is greater than 27 months; or
›	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

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›	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
›	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
›	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and
›	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, ISS may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

›	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
›	Rationale for the re-pricing--was the stock price decline beyond management's control?;
›	Is this a value-for-value exchange?;
›	Are surrendered stock options added back to the plan reserve?;
›	Timing--repricing should occur at least one year out from any precipitous drop in company's stock price;
›	Option vesting--does the new option vest immediately or is there a black-out period?;
›	Term of the option--the term should remain the same as that of the replaced option;
›	Exercise price--should be set at fair market or a premium to market;
›	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.

Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered

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using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

›	Executive officers and non-employee directors are excluded from participating;
›	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and
›	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

›	Eligibility;
›	Vesting;
›	Bid-price;
›	Term of options;
›	Cost of the program and impact of the TSOs on company’s total option expense; and
›	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

›	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
›	An assessment of the following qualitative factors:
›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;

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›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

›	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
›	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
›	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

›	The relative magnitude of director compensation as compared to companies of a similar profile;
›	The presence of problematic pay practices relating to director compensation;
›	Director stock ownership guidelines and holding requirements;
›	Equity award vesting schedules;
›	The mix of cash and equity-based compensation;
›	Meaningful limits on director compensation;
›	The availability of retirement benefits or perquisites; and
›	The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors. Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

›	The company’s past practices regarding equity and cash compensation;
›	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
›	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

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Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

›	The percentage/ratio of net shares required to be retained;
›	The time period required to retain the shares;
›	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
›	Whether the company has any other policies aimed at mitigating risk taking by executives;
›	Executives' actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
›	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

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›	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
›	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
›	The level of shareholder support for the company's pay programs.

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

›	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

›	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

›	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
›	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
›	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
›	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
›	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

›	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
›	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

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›	Can shareholders assess the correlation between pay and performance based on the current disclosure?
›	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

›	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
›	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
›	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
›	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
›	An executive may not trade in company stock outside the 10b5-1 Plan;
›	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

›	If the company has adopted a formal recoupment policy;
›	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
›	Whether the company has chronic restatement history or material financial problems;
›	Whether the company’s policy substantially addresses the concerns raised by the proponent;
›	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
›	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

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Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

›	The triggering mechanism should be beyond the control of management;
›	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
›	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote case-by-case on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

›	The frequency and timing of the company's share buybacks;
›	The use of per-share metrics in incentive plans;
›	The effect of recent buybacks on incentive metric results and payouts; and
›	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not poviding tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company's current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

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›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	ROUTINE/MISCELLANEOUS

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7.	SOCIAL AND ENVIRONMENTAL ISSUES

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

›	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
›	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
›	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
›	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;
›	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
›	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally vote against proposals seeking a company's endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.

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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing, unless:

›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

›	The potential impact of such labeling on the company's business;
›	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
›	Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

›	Whether the company has adequately disclosed mechanisms in place to prevent abuses;
›	Whether the company has adequately disclosed the financial risks of the products/practices in question;

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›	Whether the company has been subject to violations of related laws or serious controversies; and
›	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

›	The potential for reputational, market, and regulatory risk exposure;
›	Existing disclosure of relevant policies;
›	Deviation from established industry norms;
›	Relevant company initiatives to provide research and/or products to disadvantaged consumers;
›	Whether the proposal focuses on specific products or geographic regions;
›	The potential burden and scope of the requested report;
›	Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company. Generally vote against resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

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General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products, considering:

›	Recent related fines, controversies, or significant litigation;
›	Whether the company complies with relevant laws and regulations on the marketing of tobacco;
›	Whether the company’s advertising restrictions deviate from those of industry peers;
›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and
›	Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

›	Whether the company complies with all laws and regulations;
›	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and
›	The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;

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›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;
›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or
›	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company's current level of disclosure on renewable energy use and GHG emissions; and
›	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

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›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

›	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;
›	The company already publicly discloses comprehensive workforce diversity data; and
›	The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company's workplace health and safety performance relative to industry peers.

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Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

›	The company’s compliance with applicable regulations and guidelines;
›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

›	The company's current level of disclosure of relevant policies and oversight mechanisms;
›	The company's current level of such disclosure relative to its industry peers;
›	Potential relevant local, state, or national regulatory developments; and
›	Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

›	Operations in the specified regions are not permitted by current laws or regulations;
›	The company does not currently have operations or plans to develop operations in these protected regions; or
›	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

›	The nature of the company’s business;
›	The current level of disclosure of the company's existing related programs;
›	The timetable and methods of program implementation prescribed by the proposal;
›	The company’s ability to address the issues raised in the proposal; and
›	How the company's recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›	Applicable market-specific laws or regulations that may be imposed on the company; and
›	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;

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›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›	The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

›	The degree to which existing relevant policies and practices are disclosed;
›	Whether or not existing relevant policies are consistent with internationally recognized standards;
›	Whether company facilities and those of its suppliers are monitored and how;
›	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
›	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
›	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
›	The scope of the request; and
›	Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
›	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

›	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
›	Current disclosure of applicable risk assessment(s) and risk management procedures;
›	Compliance with U.S. sanctions and laws;
›	Consideration of other international policies, standards, and laws; and

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›	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.

Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

›	Controversies surrounding operations in the relevant market(s);
›	The value of the requested report to shareholders;
›	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and
›	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

›	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
›	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
›	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

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›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8.	MUTUAL FUND PROXIES

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

›	Past performance as a closed-end fund;
›	Market in which the fund invests;
›	Measures taken by the board to address the discount; and
›	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

›	Past performance relative to its peers;
›	Market in which the fund invests;
›	Measures taken by the board to address the issues;
›	Past shareholder activism, board activity, and votes on related proposals;
›	Strategy of the incumbents versus the dissidents;
›	Independence of directors;
›	Experience and skills of director candidates;
›	Governance profile of the company;
›	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

›	Proposed and current fee schedules;
›	Fund category/investment objective;
›	Performance benchmarks;
›	Share price performance as compared with peers;
›	Resulting fees relative to peers;
›	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

›	Stated specific financing purpose;
›	Possible dilution for common shares;

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›	Whether the shares can be used for antitakeover purposes.

1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

›	Potential competitiveness;
›	Regulatory developments;
›	Current and potential returns; and
›	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

›	The fund's target investments;
›	The reasons given by the fund for the change; and
›	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

›	Political/economic changes in the target market;
›	Consolidation in the target market; and
›	Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

›	Potential competitiveness;
›	Current and potential returns;
›	Risk of concentration;
›	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

›	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

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›	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
›	The company has demonstrated responsible past use of share issuances by either:
›	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
›	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

›	Strategies employed to salvage the company;
›	The fund’s past performance;
›	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

›	The degree of change implied by the proposal;
›	The efficiencies that could result;
›	The state of incorporation;
›	Regulatory standards and implications.

Vote against any of the following changes:

›	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
›	Removal of shareholder approval requirement for amendments to the new declaration of trust;
›	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
›	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
›	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
›	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

›	Regulations of both states;
›	Required fundamental policies of both states;
›	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

›	Fees charged to comparably sized funds with similar objectives;
›	The proposed distributor’s reputation and past performance;
›	The competitiveness of the fund in the industry;
›	The terms of the agreement.

Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

›	Resulting fee structure;
›	Performance of both funds;
›	Continuity of management personnel;
›	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

›	Performance of the fund’s Net Asset Value (NAV);
›	The fund’s history of shareholder relations;
›	The performance of other funds under the advisor’s management.

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PART C: OTHER INFORMATION

ITEM 28. EXHIBITS:

(a)(1) The Advisors’ Inner Circle Fund III’s (the “Registrant”) Certificate of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(1) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the U.S. Securities and Exchange Commission (the “SEC”) via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(a)(2) Registrant’s Agreement and Declaration of Trust, dated December 4, 2013, is incorporated herein by reference to Exhibit (a)(2) of the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-13-000669 on December 13, 2013.

(b) Registrant’s Amended and Restated By-Laws, dated September 18, 2014, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(c) See Article III and Article V of the Agreement and Declaration of Trust, which has been incorporated by reference in Exhibit (a)(2) to this Registration Statement.

(d)(1)(i) Investment Advisory Agreement, dated December 5, 2016, between the Registrant and Fiera Capital Inc. (“Fiera”), relating to the Fiera Capital Diversified Alternatives Fund, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(ii) Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife Investment Management, LLC (“MetLife”), relating to the MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund (together, the “MetLife Funds”), is incorporated herein by reference to Exhibit (d)(1)(iv) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(d)(1)(iii) Amendment, dated July 1, 2019, to the Investment Advisory Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(1)(iii) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(d)(1)(iv) Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”), relating to the Knights of Columbus Core Bond Fund (formerly, Catholic Investor Core Bond Fund), Knights of Columbus Limited Duration Fund (formerly, Catholic Investor Limited Duration Fund), Knights of Columbus Large Cap Growth Fund (formerly, Catholic Investor Large Cap Growth Fund), Knights of Columbus Large Cap Value Fund (formerly, Catholic Investor Large Cap Value Fund), Knights of Columbus Small Cap Fund (formerly, Catholic Investor Small Cap Fund) and Knights of Columbus International Equity Fund (formerly, Catholic Investor International Equity Fund), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 24 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000079 on February 26, 2015.

(d)(1)(v) Amended Schedule A, dated September 4, 2019, to the Investment Advisory Agreement, dated February 26, 2015, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Core Bond Fund (formerly, Catholic Investor Core Bond Fund), Knights of Columbus Limited Duration Fund (formerly, Catholic Investor Limited Duration Fund), Knights of Columbus Large Cap Growth Fund (formerly, Catholic Investor Large Cap Growth Fund), Knights of Columbus Large Cap Value Fund (formerly, Catholic Investor Large Cap Value Fund), Knights of Columbus Small Cap Fund (formerly, Catholic Investor Small Cap Fund), Knights of Columbus International Equity Fund (formerly, Catholic Investor International Equity Fund), Knights of Columbus Long/Short Equity Fund (formerly, Catholic Investor Long/Short Equity Fund), Knights of Columbus U.S. All Cap Index Fund (formerly, Catholic Investor U.S. All Cap Index Fund) and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund) (the “Knights of Columbus Funds”), is incorporated herein by reference to Exhibit (d)(1)(v) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(1)(vi) Investment Advisory Agreement, dated February 28, 2020, between the Registrant and Chiron Investment Management, LLC (“Chiron”), relating to the Chiron SMid Opportunities Fund and Chiron Capital Allocation Fund (the “Chiron Funds”), is incorporated herein by reference to Exhibit (d)(1)(vi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(vii) Investment Advisory Agreement, dated October 30, 2015, between the Registrant and PineBridge Investments LLC (“PineBridge”), relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(1)(viii) Investment Advisory Agreement, dated September 22, 2016, between the Registrant and Strategic Global Advisors, LLC (“Strategic Global Advisors”), relating to the SGA International Equity Fund, SGA International Equity Plus Fund, SGA International Small-Mid Cap Equity Fund (formerly, SGA International Small Cap Equity Fund) and SGA Global Equity Fund (together, the “Strategic Global Advisors Funds”), is incorporated herein by reference to Exhibit (d)(1)(viii) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(d)(1)(ix) Investment Advisory Agreement, dated November 1, 2016, between the Registrant and RWC Asset Advisors (US) LLC (“RWC”), relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(ix) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(x) Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners LLC (“GQG Partners”), relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(1)(xi) Amended Schedule A, dated March 31, 2020, to the Investment Advisory Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund (the “GQG Funds”), is incorporated herein by reference to Exhibit (d)(1)(xi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xii) Investment Advisory Agreement, dated March 31, 2020, between the Registrant and Ninety One North America, Inc. (“Ninety One”), relating to the Ninety One Global Franchise Fund (formerly, Investec Global Franchise Fund) and Ninety One Emerging Markets Equity Fund (formerly, Investec Emerging Markets Equity Fund) (the “Ninety One Funds”), is incorporated herein by reference to Exhibit (d)(1)(xii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(1)(xiii) Investment Advisory Agreement, dated May 18, 2018, between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund (formerly, Penn Mutual AM Unconstrained Bond Fund), is incorporated herein by reference to Exhibit (d)(1)(xvii) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(1)(xiv) Amended Schedule A, dated May 1, 2019, to the Investment Advisory Agreement, dated May 18, 2018, between the Registrant and PMAM, relating to the Penn Mutual AM Strategic Income Fund (formerly, Penn Mutual AM Unconstrained Bond Fund), is incorporated herein by reference to Exhibit (d)(1)(xvii) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007372 on April 30, 2019.

(d)(1)(xv) Amended Schedule A, dated [XX], 2020, to the Investment Advisory Agreement, dated [XX], between the Registrant and Penn Mutual Asset Management, LLC (“PMAM”), relating to the Penn Mutual AM Strategic Income Fund and the Penn Mutual AM 1847 Income Fund (together, the “Penn Mutual Funds”), to be filed by amendment.

(d)(1)(xvi) Investment Advisory Agreement, dated September 21, 2018, between the Registrant and KBI Global Investors (North America) Ltd (“KBI”), relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(1)(xix) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(1)(xvii) Investment Advisory Agreement, dated November 16, 2018, between the Registrant and Mesirow Financial Investment Management, Inc. (“MFIM”), relating to the Mesirow Financial Enhanced Core Plus Fund (formerly, Mesirow Financial Core Bond Fund), Mesirow Financial High Yield Fund and Mesirow Financial Small Cap Value Sustainability Fund (formerly, Mesirow Financial Small Cap Value Fund) (together, the “Mesirow Financial Funds”), is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(1)(xviii) Amended Schedule A, dated July 10, 2019, to the Investment Advisory Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(1)(xxi) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(1)(xix) Third Amended and Restated Investment Advisory Agreement, dated December 13, 2019, between the Registrant and Aperture Investors, LLC (“Aperture”), relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(1)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(1)(xx) Fourth Amended and Restated Investment Advisory Agreement, dated [XX], between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and the Aperture International Equity Fund (together, the “Aperture Funds”), to be filed by amendment.

(d)(1)(xxi) Investment Advisory Agreement, dated January 3, 2019, between the Registrant and Nicholas Investment Partners, L.P. (“Nicholas”), relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(1)(xxii) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(1)(xxii) Investment Advisory Agreement, dated March 14, 2019, between the Registrant and Aegon USA Investment Management, LLC (“Aegon”), relating to the Aegon Emerging Markets Debt Fund, Aegon Market Neutral Income Fund and Aegon Short Duration High Yield Fund (together, the “Aegon Funds”), is incorporated herein by reference to Exhibit (d)(1)(xxv) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(d)(1)(xxiii) Investment Advisory Agreement, dated October 1, 2019, between the Registrant and Levin Easterly Partners LLC (“Levin Easterly”), relating to the Levin Easterly Value Opportunities Fund, is incorporated herein by reference to Exhibit (d)(1)(xxv) of Post-Effective Amendment No. 214 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-018143 on October 18, 2019.

(d)(1)(xxiv) Investment Advisory Agreement, dated [XX], between the Registrant and Rayliant Asset Management (“Rayliant”), relating to the Rayliant Quantamental China Equity Fund, to be filed by amendment.

(d)(1)(xxv) Investment Advisory Agreement, dated [XX], between the Registrant and Chevy Chase Trust Company (“CCT”), relating to the CCT Thematic Equity Fund, to be filed by amendment.

(d)(2)(i) Investment Sub-Advisory Agreement, dated September 10, 2019, between Knights of Columbus Asset Advisors and L2 Asset Management, LLC (“L2”), is incorporated herein by reference to Exhibit (d)(2)(iii) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(ii) Investment Sub-Advisory Agreement, dated July 24, 2019, between Knights of Columbus Asset Advisors and Ranger Global Real Estate Advisors, LLC (“Ranger”), is incorporated herein by reference to Exhibit (d)(2)(iv) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(d)(2)(iii) Investment Sub-Advisory Agreement, dated September 12, 2019, between Fiera and Larch Lane Partners LLC (“Larch Lane”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(d)(2)(iv) Investment Sub-Advisory Agreement, dated January 24, 2020, between Fiera and Asset Management One USA Inc. (“AMO USA”), is incorporated herein by reference to Exhibit (d)(2)(v) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(d)(3)(i) Expense Limitation Agreement, dated December 6, 2016, between the Registrant and Fiera, relating to the Fiera Capital Diversified Alternatives Fund, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(d)(3)(ii) Expense Limitation Agreement, dated September 15, 2017, between the Registrant and MetLife, relating to the MetLife Funds, is incorporated herein by reference to Exhibit (d)(3)(iv) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(d)(3)(iii) Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (d)(3)(iii) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(3)(iv) Amended Schedule A, dated [XX], to the Amended and Restated Expense Limitation Agreement, dated December 31, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus Funds, to be filed by amendment.

(d)(3)(v) Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, relating to the Chiron Capital Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(vii) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000852 on November 23, 2015.

(d)(3)(vi) Amended and Restated Schedule A, dated February 28, 2018, to the Expense Limitation Agreement, dated October 30, 2015, between the Registrant and Chiron, relating to the Chiron Funds, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(d)(3)(vii) Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(viii) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(d)(3)(viii) Amended Schedule A, dated April 26, 2019, to the Expense Limitation Agreement, dated December 23, 2015, between the Registrant and PineBridge, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 184 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007386 on April 30, 2019.

(d)(3)(ix) Expense Limitation Agreement, dated September 22, 2016, between the Registrant and Strategic Global Advisors, relating to the Strategic Global Advisors Funds, is incorporated herein by reference to Exhibit (d)(3)(ix) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(d)(3)(x) Expense Limitation Agreement, dated November 1, 2016, between the Registrant and RWC, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(x) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(xi) Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Partners Emerging Markets Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xii) of Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001937 on December 28, 2016.

(d)(3)(xii) Amended Schedule A, dated March 31, 2020, to the Expense Limitation Agreement, dated December 15, 2016, between the Registrant and GQG Partners, relating to the GQG Funds, is incorporated herein by reference to Exhibit (d)(3)(xi) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(d)(3)(xiii) Expense Limitation Agreement, dated July 17, 2017, between the Registrant and Ninety One, relating to the Ninety One Global Franchise Fund (formerly, Investec Global Franchise Fund), is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(d)(3)(xiv) Amended Schedule A, dated March 1, 2019, to the Expense Limitation Agreement, dated July 17, 2017, between the Registrant and Ninety One, relating to the Ninety One Funds, is incorporated herein by reference to Exhibit (d)(3)(xvii) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(d)(3)(xv) Expense Limitation Agreement, dated May 18, 2018, between the Registrant and PMAM, relating to the Penn Mutual AM Strategic Income Fund (formerly, Penn Mutual AM Unconstrained Bond Fund), is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(d)(3)(xvi) Amended Schedule A, dated [XX], 2020 to the Expense Limitation Agreement, dated [XX], between the Registrant and PMAM, relating to the Penn Mutual Funds, to be filed by amendment.

(d)(3)(xvii) Expense Limitation Agreement, dated September 21, 2018, between the Registrant and KBI, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(d)(3)(xviii) Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(d)(3)(xix) Amended Schedule A, dated July 10, 2019, to the Expense Limitation Agreement, dated November 16, 2018, between the Registrant and MFIM relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (d)(3)(xxii) of Post-Effective Amendment No. 196 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-013145 on July 30, 2019.

(d)(3)(xx) Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiii) of Post-Effective Amendment No. 167 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-018671 on December 28, 2018.

(d)(3)(xxi) Amended Schedule A, dated December 13, 2019, to the Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (d)(3)(xx) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(d)(3)(xxii) Amended Schedule A, dated [XX], to the Expense Limitation Agreement, dated December 26, 2018, between the Registrant and Aperture, relating to the Aperture International Equity Fund, to be filed by amendment.

(d)(3)(xxiii) Expense Limitation Agreement, dated January 3, 2019, between the Registrant and Nicholas, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(d)(3)(xxiv) Expense Limitation Agreement, dated March 14, 2019, between the Registrant and Aegon, relating to the Aegon Funds, is incorporated herein by reference to Exhibit (d)(3)(xxvi) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(d)(3)(xxv) Expense Limitation Agreement, dated October 1, 2019, between the Registrant and Levin Easterly, related to the Levin Easterly Value Opportunities Fund, is incorporated herein by reference to Exhibit (d)(3)(xxiv) of Post-Effective Amendment No. 214 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-018143 on October 18, 2019.

(d)(3)(xxvi) Expense Limitation Agreement, dated [XX], between the Registrant and Rayliant, related to the Rayliant Quantamental China Equity Fund, to be filed by amendment.

(d)(3)(xxvii) Expense Limitation Agreement, dated [XX], between the Registrant and CCT, related to the CCT Thematic Equity Fund, to be filed by amendment.

(e)(1)(i) Distribution Agreement, dated February 12, 2014, between the Registrant and SEI Investments Distribution Co. (“SIDCO”), is incorporated herein by reference to Exhibit (e) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(e)(1)(ii) Amendment No. 1, dated December 7, 2017, to the Distribution Agreement, dated February 12, 2014, between the Registrant and SIDCO, is incorporated herein by reference to Exhibit (e)(1)(ii) of Post-Effective Amendment No. 120 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-18-000054 on January 26, 2018.

(f) Not Applicable.

(g)(1)(i) Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(g)(1)(ii) Amended Schedule I, dated October 1, 2014, to the Custodian Agreement, dated February 19, 2014, between the Registrant and MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.) is incorporated herein by reference to Exhibit (g)(1)(ii) of Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-14-000692 on November 4, 2014.

(g)(2)(i) Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co. is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 45 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(g)(2)(ii) Amendment, dated October 30, 2018, to the Custodian Agreement, dated November 25, 2014, between the Registrant and Brown Brothers Harriman & Co., is incorporated herein by reference to Exhibit (g)(2)(vii) of Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-016867 on November 21, 2018.

(g)(3)(i) Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(i) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(g)(3)(ii) Amended Appendix A, dated December 31, 2019, to the Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, is incorporated herein by reference to Exhibit (g)(3)(iii) of Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-001402 on January 28, 2020.

(g)(3)(iii) Amended Appendix A, dated [XX], to the Custodian Agreement, dated November 16, 2018, between the Registrant and State Street Bank and Trust Company, to be filed by amendment.

(h)(1)(i) Amended and Restated Administration Agreement, dated November 16, 2018, between the Registrant and SEI Investments Global Funds Services (“SEI GFS”), is incorporated herein by reference to Exhibit (h)(1)(i) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i) Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(4) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(h)(2)(i)(a) Amendment No. 1, dated April 30, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(a) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(b) Amendment, dated June 19, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(b) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(c) Amendment, dated June 26, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(c) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(i)(d) Advisor Complex Schedule relating to the Fiera Capital Diversified Alternatives Fund, dated July 25, 2014, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(b) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(i)(e) Advisor Complex Schedule relating to the MetLife Funds, dated December 18, 2014, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(d) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(i)(f) Advisor Complex Schedule relating to the Knights of Columbus Funds, dated January 21, 2015, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(e) of Post-Effective Amendment No. 88 to the Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 001135428-17-000150 on February 28, 2017.

(h)(2)(i)(g) Advisor Complex Schedule relating to the Strategic Global Advisors Funds, dated September 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(f) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001808 on October 28, 2016.

(h)(2)(i)(h) Advisor Complex Schedule relating to the RWC Global Emerging Equity Fund, dated December 30, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(g) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(i) Advisor Complex Schedule relating to the GQG Funds, dated December 28, 2016, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000062 on January 27, 2017.

(h)(2)(i)(j) Advisor Complex Schedule relating to the Ninety One Funds, dated December 11, 2017, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(h) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(h)(2)(i)(k) Advisor Complex Schedule relating to the Penn Mutual AM Strategic Income Fund (formerly, Penn Mutual AM Unconstrained Bond Fund), dated July 2, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(j) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(h)(2)(i)(l) Advisor Complex Schedule relating to the Penn Mutual AM 1847 Income Fund, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(i)(m) Advisor Complex Schedule relating to the Mesirow Financial Funds, dated December 3, 2018, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(h)(2)(i)(n) Advisor Complex Schedule relating to the Aperture Funds, dated March 18, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(m) of Post-Effective Amendment No. 204 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-016580 on September 13, 2019.

(h)(2)(i)(o) Advisor Complex Schedule relating to the Nicholas Partners Small Cap Growth Fund, dated January 16, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(o) of Post-Effective Amendment No. 183 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-007372 on April 30, 2019.

(h)(2)(i)(p) Advisor Complex Schedule relating to the Aegon Funds, dated June 14, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(o) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(h)(2)(i)(q) Advisor Complex Schedule relating to the Levin Easterly Value Opportunities Fund, dated October 18, 2019, to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., is incorporated herein by reference to Exhibit (h)(2)(i)(p) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(h)(2)(i)(r) Advisor Complex Schedule relating to the Rayliant Quantamental China Equity Fund, dated [XX], to the Agency Agreement, dated March 12, 2014, between the Registrant and DST Systems, Inc., to be filed by amendment.

(h)(2)(ii) Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii) of Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000574 on August 26, 2015.

(h)(2)(ii)(a) Amendment, dated November 3, 2015, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(a) of Post-Effective Amendment No. 61 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000852 on November 23, 2015.

(h)(2)(ii)(b) Amendment No. 2, dated October 2016, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(b) of Post-Effective Amendment No. 77 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001808 on October 28, 2016.

(h)(2)(ii)(c) Amendment No. 3, dated February 22, 2017, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(c) of Post-Effective Amendment No. 90 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000186 on March 6, 2017.

(h)(2)(ii)(d) Amendment No. 4, dated May 3, 2017, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(d) of Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000529 on May 19, 2017.

(h)(2)(ii)(e) Amendment No. 5, dated July 11, 2017, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(e) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(ii)(f) Amendment No. 6, dated September 20, 2017, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(e) of Post-Effective Amendment No. 112 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000965 on September 27, 2017.

(h)(2)(ii)(g) Amendment No. 7, dated February 23, 2018, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(g) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(h)(2)(ii)(h) Amendment No. 8, dated September 24, 2018, to the Transfer Agency Services Agreement, dated August 18, 2015, between the Registrant and Atlantic Shareholder Services, LLC, is incorporated herein by reference to Exhibit (h)(2)(ii)(f) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(h)(3)(i) Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 68 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001068 on February 26, 2016.

(h)(3)(ii) Amended Exhibit A, dated December 12, 2019, to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, is incorporated herein by reference to Exhibit (h)(3)(ii) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(h)(3)(iii) Amended Exhibit A, dated [XX], to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, to be filed by amendment.

(h)(3)(iv) Amended Exhibit A, dated [XX], to the Amended and Restated Shareholder Services Plan, dated December 10, 2015, to be filed by amendment.

(h)(4) License Agreement, dated December 5, 2019, between the Registrant and Knights of Columbus Asset Advisors, relating to the Knights of Columbus U.S. All Cap Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(i) Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j) Not Applicable.

(k) Not Applicable.

(l) Initial Capital Agreement, dated March 4, 2014, is incorporated herein by reference to Exhibit (l) of the Registrant’s Pre-Effective Amendment No. 2 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000199 on March 18, 2014.

(m)(1) Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(1) of the Registrant’s Post-Effective Amendment No. 45 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000464 on July 14, 2015.

(m)(2) Amended Schedule A, dated September 12, 2019, to the Amended and Restated Distribution Plan, dated March 3, 2015, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(n)(1) Registrant’s Amended and Restated Rule 18f-3 Multiple Class Plan, dated February 12, 2014, including Schedules and Certificates of Class Designation thereto, is incorporated herein by reference to Exhibit (n) of Post-Effective Amendment No. 12 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000655 on October 7, 2014.

(n)(2) Amended and Restated Schedule D and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Knights of Columbus Funds, is incorporated herein by reference to Exhibit (n)(3) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(n)(3) Schedule F and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the PineBridge Dynamic Asset Allocation Fund, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 64 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-15-000935 on December 23, 2015.

(n)(4) Schedule G and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Strategic Global Advisors Funds, is incorporated herein by reference to Exhibit (n)(4) of Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001760 on September 28, 2016.

(n)(5) Schedule H and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the RWC Global Emerging Equity Fund, is incorporated herein by reference to Exhibit (n)(5) of Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-16-001783 on October 21, 2016.

(n)(6) Amended and Restated Schedule I and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the GQG Funds, is incorporated herein by reference to Exhibit (n)(6) of Post-Effective Amendment No. 181 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-005735 on March 28, 2019.

(n)(7) Schedule M and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the KBI Global Investors Aquarius Fund, is incorporated herein by reference to Exhibit (n)(10) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(n)(8) Amended and Restated Schedule L and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Ninety One Funds, is incorporated herein by reference to Exhibit (n)(11) of Post-Effective Amendment No. 158 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-016867 on November 21, 2018.

(n)(9) Schedule N and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Mesirow Financial Funds, is incorporated herein by reference to Exhibit (n)(12) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(n)(10) Schedule O and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Nicholas Partners Small Cap Growth Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 171 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-000717 on January 16, 2019.

(n)(11) Schedule P and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Aegon Funds, is incorporated herein by reference to Exhibit (n)(12) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(n)(12) Amended and Restated Schedule Q and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund and Aperture Discover Equity Fund, is incorporated herein by reference to Exhibit (n)(13) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(n)(13) Amended and Restated Schedule Q and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Aperture International Equity Fund, to be filed by amendment.

(n)(14) Schedule R and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Levin Easterly Value Opportunities Fund, is incorporated herein by reference to Exhibit (n)(16) of Post-Effective Amendment No. 214 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-018143 on October 18, 2019.

(n)(15) Schedule S and Certificates of Class Designation to the Registrant’s Amended and Restated Rule 18f-3 Plan, dated February 12, 2014, relating to the Rayliant Quantamental China Equity Fund, to be filed by amendment.

(o) Not Applicable.

(p)(1) Registrant’s Code of Ethics is incorporated herein by reference to Exhibit (p)(1) of the Registrant’s Pre-Effective Amendment No. 1 (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-14-000079 on February 20, 2014.

(p)(2) SIDCO Code of Ethics, dated November 26, 2018, is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(p)(3) SEI GFS Code of Ethics, dated January 2019, is incorporated herein by reference to Exhibit (p)(3) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(p)(4) Fiera Code of Ethics, dated December 2017, is incorporated herein by reference to Exhibit (p)(5) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(5) MetLife Code of Ethics, dated April 30, 2007, as amended March 16, 2017, is incorporated herein by reference to Exhibit (p)(8) of Post-Effective Amendment No. 123 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-003034 on February 28, 2018.

(p)(6) Knights of Columbus Asset Advisors Code of Ethics, dated October 1, 2019, is incorporated herein by reference to Exhibit (p)(6) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(7) Chiron Code of Ethics, dated February 2018, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(8) PineBridge Code of Ethics, dated July 2017, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 114 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001135428-17-000992 on September 29, 2017.

(p)(9) Strategic Global Advisors Code of Ethics, dated January 25, 2018, is incorporated herein by reference to Exhibit (p)(13) of Post-Effective Amendment No. 160 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017157 on November 28, 2018.

(p)(10) RWC Code of Ethics, dated August 2016, is incorporated herein by reference to Exhibit (p)(11) of Post-Effective Amendment No. 228 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-001402 on January 28, 2020.

(p)(11) GQG Partners Code of Ethics, dated October 3, 2018, is incorporated herein by reference to Exhibit (p)(14) of Post-Effective Amendment No. 181 to the Registrant’s Registration Statement of Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-005735 on March 28, 2019.

(p)(12) Ninety One Code of Ethics, dated October 2019, is incorporated herein by reference to Exhibit (p)(12) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(p)(13) PMAM Code of Ethics, dated February 22, 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 130 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-007885 on May 22, 2018.

(p)(14) KBI Code of Ethics, dated November 2017, is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 148 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-013996 on September 26, 2018.

(p)(15) MFIM Code of Ethics, dated July 2, 2018, is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 159 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-18-017044 on November 27, 2018.

(p)(16) Aperture Code of Ethics is incorporated herein by reference to Exhibit (p)(16) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(p)(17) Nicholas Code of Ethics, dated August 1, 2019, is incorporated herein by reference to Exhibit (p)(18) of Post-Effective Amendment No. 225 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-022972 on December 23, 2019.

(p)(18) Aegon Code of Ethics is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 189 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-010094 on June 5, 2019.

(p)(19) L2 Code of Ethics is incorporated herein by reference to Exhibit (p)(21) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(20) Ranger Code of Ethics is incorporated herein by reference to Exhibit (p)(22) of Post-Effective Amendment No. 208 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-017246 on September 27, 2019.

(p)(21) Levin Easterly Code of Ethics is incorporated herein by reference to Exhibit (p)(23) of Post-Effective Amendment No. 214 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-018143 on October 18, 2019.

(p)(22) Larch Lane Code of Ethics, dated July 2019, is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 220 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-19-021470 on November 27, 2019.

(p)(23) AMO USA Code of Ethics is incorporated herein by reference to Exhibit (p)(24) of Post-Effective Amendment No. 231 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-004731 on February 28, 2020.

(p)(24) Rayliant Code of Ethics to be filed by amendment.

(p)(25) CCT Code of Ethics to be filed by amendment.

(q)(1) Powers of Attorney for Messrs. Michael Beattie, William M. Doran, Jon C. Hunt, Thomas P. Lemke, Jay C. Nadel, Randall S. Yanker and Stephen Connors are incorporated herein by reference to Exhibit (q)(1) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

(q)(2) Resolution adopted by the Board of Trustees of the Registrant on March 19, 2020, is incorporated herein by reference to Exhibit (q)(2) of Post-Effective Amendment No. 235 to the Registrant’s Registration Statement on Form N-1A (File No. 333-192858), filed with the SEC via EDGAR Accession No. 0001398344-20-008819 on April 29, 2020.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 30. INDEMNIFICATION:

A Trustee, when acting in such capacity, shall not be personally liable to any Person, other than the Trust or a Shareholder to the extent provided in Article VII of the Trust’s Agreement and Declaration of Trust, for any act, omission or obligation of the Trust, of such Trustee, or of any other Trustee. A Trustee shall be liable to the Trust and to any Shareholder solely for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, investment adviser or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Trust shall indemnify each Person who is, or has been, a Trustee, officer, employee or agent of the Trust and any Person who is serving or has served at the Trust’s request as a trustee, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise to the extent and in the manner provided in the Trust’s By-Laws.

All persons extending credit to, contracting with or having any claim against the Trust or the Trustees shall look only to the assets of the appropriate Series, or, if the Trustees have yet to establish Series, of the Trust for payment under such credit, contract or claim; and neither the Trustees nor the Shareholders, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or Trustees by any of them in connection with the Trust shall conclusively be deemed to have been executed or done only in or with respect to his or their capacity as Trustee or Trustees, and such Trustee or Trustees shall not be personally liable thereon. At the Trustees’ discretion, any note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officer or officers may give notice that the Certificate of Trust is on file in the Office of the Secretary of State of the State of Delaware and that a limitation on the liability of each Series exists and such note, bond, contract, instrument, certificate or undertaking may, if the Trustees so determine, recite that the same was executed or made on behalf of the Trust or by a Trustee or Trustees in such capacity and not individually or by an officer or officers in such capacity and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only on the assets and property of the Trust or a Series thereof, and may contain such further recital as such Person or Persons may deem appropriate. The omission of any such notice or recital shall in no way operate to bind any Trustees, officers or Shareholders individually.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS:

The following lists any other business, profession, vocation or employment of a substantial nature in which each investment adviser (including sub-advisers), and each director, officer or partner of that investment adviser (or sub-adviser), is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, officer, employee, partner, or trustee. Unless noted below, none of the investment advisers (or sub-advisers) and/or directors, officers or partners of each investment adviser (or sub-adviser) is or has been engaged within the last two fiscal years in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

AEGON USA INVESTMENT MANAGEMENT, LLC

Aegon USA Investment Management, LLC (“Aegon”), serves as investment adviser for the Registrant’s Aegon Emerging Markets Debt Fund, Aegon Market Neutral Income Fund and Aegon Short Duration High Yield Fund. The principal address of Aegon is 6300 C Street SW, Cedar Rapids, Iowa 54299. Aegon is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Chris Thompson, Interim US Chief Executive Officer and Head of Distribution	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Interim US Chief Executive Officer and Head of Distribution
Stephanie Maria Phelps, Treasurer, Chief Administration Officer and Executive Vice President	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Treasurer, Chief Administration Officer and Executive Vice President
	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Chief Financial Officer and Executive Vice President
Kirk William Buese, Chief Investment Officer and Executive Vice President	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Chief Investment Officer and Executive Vice President
James K. Schaeffer, Portfolio Manager, Deputy Chief Investment Officer and Executive Vice President	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Portfolio Manager, Deputy Chief Investment Officer and Executive Vice President
	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Portfolio Manager, Co-Chief Investment Officer and Executive Vice President
Darlene R. Green, Head of Human Resources and Executive Vice President	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Head of Human Resources and Executive Vice President
James Anthony Mautino, Chief Compliance Officer	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Chief Compliance Officer
Stephanie L, Steele, Assistant Treasurer	Aegon Realty Advisors, LLC 6300 C Street SW Cedar Rapids, Iowa 54299	Assistant Treasurer

APERTURE INVESTORS, LLC

Aperture Investors, LLC (“Aperture”), serves as investment adviser for the Registrant’s Aperture New World Opportunities Fund, Aperture Endeavour Equity Fund, Aperture Discover Equity Fund and Aperture International Equity Fund. The principal address of Aperture is 250 West 55th Street, 30th Floor, New York, New York 10019. Aperture is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Timothy Blackwell, Director	Northwest Immobilien Management GmbH, Fasanenstrasse 33 10719 Berlin, Germany	Senior Advisor
Kristen Dickey, Lead Director	BlackRock, Inc. 55 East 52nd Street New York, NY 10058	Managing Director
	Marstone, Inc. 1301 6th Ave New York, NY 10019	Board of Directors
	BNY Mellon Investment Management, ETF Trust 200 Greenwich Street New York, NY 1001	Trustee
Quintin Price, Director	Leconfield Group Limited 130 Wood Street London EC2V 6DL	Chief Executive
	F&C Investment Trust Plc Exchange House Primrose Street London EC2A 2NY	Non- Executive Director
	Polar Capital Holding 16 Palace Street London SW1E 5JD	Non- Executive Director*
Michael Krieger, Director	Facebook Inc. 1601 Willow Road Menlo Park, CA 94025	CTO, Instagram*

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Carlo Trabattoni, Director	Aperture Investors SICAV, 60, avenue J.F. Kennedy, L-1855 Luxembourg Grand Duchy of Luxembourg Luxembourg B 230397	Chairman
	Generali Investment Partner S.p.A, Via Machiavelli 4, 34132 Trieste, Italy	CEO
	Generali Alpha Corp. 103 Foulk Road Wilmington, DE 19803	Sole Director
	Generali Global Infrastructure 58 bis, rue de la Boëtie, 75008 Paris	Chairman
	CM Investment Solutions Limited, 2 King Edward Street, London EC1A 1HQ	Director
	Sycamore Factory 14 Avenue Hoche 75008 Paris, France	Director
Peter Kraus, Chairman	Marstone, Inc. 1301 6th Ave New York, NY 10019	Chairman of the Board of Directors
Heidi Messer, Director	Collective(i) 130 Madison Avenue, 4th Floor New York, New York 10016	Chairman and Co-Founder
	Partnership Fund for NYC One Battery Park Plaza, 5th Floor New York, NY 10004	Board Member
	Alliance Bernstein 1345 Avenue of the Americas New York, NY 10105	Director
	New York Presbyterian Hospital 525 E 68th St New York, NY 10065	Board of Trustee
	Zokei, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Messer Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Zephir, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Private Property Services, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	World Evolved, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	CEO/Managing Member
	Real World Holdings, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member
	Celeste, LLC 130 Madison Avenue, 4th Floor New York, NY 10016	Managing Member

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John Thain, Director	Deutsche Bank AG Taunusanlage 12, 60325 Frankfurt am Main Germany	Member of Supervisory Board
	Uber Technologies, Inc. 1455 Market Street San Francisco, CA 94103	Board Member
	Enjoy Technology Inc. 171 Constitution Drive Menlo Park, CA 94025	Board Member*
	Pine Island Capital Partners One City Center 850 Tenth St NW Suite 316N Washington, DC 20001	Founder and Chairman

*	Denotes post held ended in 2019.

ASSET MANAGEMENT ONE USA INC.

Asset Management One USA Inc. (“AMO USA”) serves as investment sub-adviser for the Registrant’s Fiera Capital Diversified Alternatives Fund. The principal address of AMO USA is 757 Third Avenue, 8th Floor, New York, New York 10017. AMO USA is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Nobutaka Aoki Director	Asset Management One Co., Ltd. Tekko Building, 1-8-2 Marunouchi, Chiyoda-ku, Tokyo, 100-0005 Japan	Managing Executive Officer, Co-Head of Investment Division
Motonobu Hoshino Director	Asset Management One Co., Ltd. Tekko Building, 1-8-2 Marunouchi, Chiyoda	Managing Executive Officer, Co-Head of Investment Division
Shinichi Aizawa Director	Asset Management One Co., Ltd. Tekko Building, 1-8-2 Marunouchi, Chiyoda	Deputy President & Executive Officer, Head of Global Business Division
Akitoshi Masuda Director (till March 31, 2018)	Asset Management One Co., Ltd. Tekko Building, 1-8-2 Marunouchi, Chiyoda	Managing Director, Chief Investment Officer

CHEVY CHASE TRUST COMPANY

Chevy Chase Trust Company (“CCT”), serves as the investment adviser for the Registrant’s CCT Thematic Equity Fund. The principal address of CCT is 7501 Wisconsin Avenue, 1500W, Bethesda MD 20814. CCT is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

CHIRON INVESTMENT MANAGEMENT, LLC

Chiron Investment Management, LLC (“Chiron”) serves as investment adviser for the Registrant’s Chiron Capital Allocation Fund and Chiron SMid Opportunities Fund. The principal address of Chiron is 1350 Avenue of the Americas, Suite 700, New York, New York 10019. Chiron is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Enrico Gaglioti Chief Executive Officer	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director
Ryan Caldwell Chief Investment Officer, Portfolio Manager	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director
J.P. Armenio Chief Operating Officer	Chiron Global Opportunities Fund, a sub-fund of Chiron Funds ICAV 2nd Floor Block E Harcourt Road Dublin 2 Ireland	Director

FIERA CAPITAL INC.

Fiera Capital Inc. (“Fiera”) serves as investment adviser to the Registrant’s Fiera Capital Diversified Alternatives Fund. The principal address of Fiera is 375 Park Avenue, 8th Floor, New York, New York 10152. Fiera is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
John Valentini Member of the Board	Fiera Capital Corporation 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	President and Chief Executive Officer, Fiera Private Alternative Investments
	Fiera Private Lending Inc. 500-3131 boul. Saint-Martin O Laval (Québec) H7T2Z5 Canada	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director and Chairman of the Board
	Fiera Properties Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director and Chairman of the Board
	Fiera Comox Partners Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Director
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Fiera Private Alternative Investments Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Director and Vice President
	Fiera Holdings Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Chairman of the Board and Chief Executive Officer
	4307917 Canada Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Vice President, Finance

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	7705620 Canada Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Executive Vice President and Chief Financial Officer
	8645230 Canada Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Executive Vice President and Chief Financial Officer
	Arvestia Inc. 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	Vice President, Finance
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York NY 10152 USA	Director*
	Fiera Capital Funds Inc. 600-1 Adelaide Street East Toronto Ontario M5C2V9 Canada	Executive Vice President and Chief Financial Officer
Jean-Guy Desjardins Member of the Board	Fiera Capital Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board, President and Chief Executive Officer
	Fiera Capital (Europe) Limited St. Mary’s Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Société de services financiers Fonds FMOQ Inc. 3500 Maisonneuve W, Suite 1900, Westmount, QC H3Z 3C1	Director
	HEC Montréal 3000 Chemin de la Côte-Sainte-Catherine, Montréal, QC H3T 2A7	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Fiera Real Estate Investments Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Comox Partners Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director
	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address) 2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered off ice)	Director
	Fiera Investments Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera International Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	DJM Capital Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Holdings Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board, President and Chief Executive Officer
	Arvestia Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer and Chief Operating Officer
	8645230 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer
	7705620 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board and Chief Executive Officer
	4307917 Canada Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	President and Chief Executive Officer
	Montréal Symphony Orchestra 1600 rue Saint-Urbain Montréal (Québec) H2X0S1 Canada	Director
	CANADIAN INSTITUTE FOR ADVANCED RESEARCH (CIFAR) 3700-1000 rue De La Gauchetière O Montréal (Québec) H3B4W5 Canada	Director
	Fiera Capital Corporation 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Chairman of the Board, President and Chief Executive Officer
	Fiera Capital (Europe) Limited St. Mary’s Court, 20 Hill Street, Douglas, Isle of Man, IM1 1EU, British Isles	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
	Bel Air Investment Advisors LLC 1999 Avenue of the Stars, Suite 3200 Los Angeles, CA 90067 USA (contact address, not registered office)	Director
	Société de services financiers Fonds FMOQ Inc. 3500 Maisonneuve W, Suite 1900, Westmount, QC H3Z 3C1	Director
	HEC Montréal 3000 Chemin de la Côte-Sainte-Catherine, Montréal, QC H3T 2A7	Director
	Fiera Real Estate Investments Limited 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Comox Partners Inc. 1981 McGill College Avenue Suite 1500 Montreal (Quebec) H3A 0H5	Director
	Fiera Infrastructure Inc. 1 Adelaide Street East, Suite 2410 Toronto ON M5C 2V9 Canada	Director
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director
Ben Thompson Member of the Board	Fiera US Holding Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA (contact address) 2711 Centerville Road, Suite 400 City of Wilmington, County of New Castle, Delaware 19808 (registered office)	Officer (President) and Director
	Fiera Capital Corporation 1501 McGill College Avenue Suite 800 Montreal (Quebec) H3A 3M8	President and Chief Executive Officer, Fiera Capital Inc.
	Fiera Capital Inc. 375 Park Avenue, 8th Floor New York, NY 10152 USA	Director, President and Chief Executive Officer

*	As of December 1, 2018 John Valentini is no longer a Director of Fiera Capital Inc.

GQG Partners LLC

GQG Partners LLC (“GQG Partners”) serves as investment adviser for the Registrant’s GQG Partners Emerging Markets Equity Fund, GQG Partners US Select Quality Equity Fund and GQG Partners Global Quality Equity Fund. The principal address of GQG Partners is 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG Partners is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended July 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Timothy Carver CEO	Hycroft, LLC 100 Park Avenue, 16th Floor New York, NY 10017	Director
Melodie Zakaluk Chief Operating Officer	GQG Global UCITS ICAV 3 George’s Dock IFSC Dublin D01 X5X0 Ireland	Director
	GQG Partners (Australia) Pty Ltd Level 10, 68 Pitt Street Sydney NSW 2000	Director
Greg Lyons General Counsel	GQG Global UCITS ICAV 3 George’s Dock IFSC Dublin D01 X5X0 Ireland	Director
	GQG Partners (Australia) Pty Ltd Level 10, 68 Pitt Street Sydney NSW 2000	Director

KBI GLOBAL INVESTORS (NORTH AMERICA) LTD

KBI Global Investors (North America) Ltd (“KBI”), serves as investment adviser for the Registrant’s KBI Global Investors Aquarius Fund. The principal address of KBI is 3rd Floor, 2 Harbourmaster Place, IFSC Dublin 1, Ireland. During the fiscal years ended July 31, 2018 and 2019, no director, officer or partner of KBI engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

Knights of Columbus Asset Advisors LLC

Knights of Columbus Asset Advisors LLC (“Knights of Columbus Asset Advisors”) serves as investment adviser for the Registrant’s Knights of Columbus Core Bond Fund (formerly, Catholic Investor Core Bond Fund), Knights of Columbus Limited Duration Fund (formerly, Catholic Investor Limited Duration Fund), Knights of Columbus Large Cap Growth Fund (formerly, Catholic Investor Large Cap Growth Fund), Knights of Columbus Large Cap Value Fund (formerly, Catholic Investor Large Cap Value Fund), Knights of Columbus Small Cap Fund (formerly, Catholic Investor Small Cap Fund), Knights of Columbus International Equity Fund (formerly, Catholic Investor International Equity Fund), Knights of Columbus Long/Short Equity Fund (formerly, Catholic Investor Long/Short Equity Fund), Knights of Columbus U.S. All Cap Index Fund (formerly, Catholic Investor U.S. All Cap Index Fund) and Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Knights of Columbus Asset Advisors is One Columbus Plaza, New Haven, Connecticut 06510. Knights of Columbus Asset Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Anthony V. Minopoli, President and Chief Investment Officer	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Executive Vice President, Chief Investment Officer and Supreme Director of the Board of Directors
Michael P. Votto, Vice President and Special Counsel; formerly, Chief Compliance Officer (from 2015 to June 2016)	Knights of Columbus 1 Columbus Plaza New Haven, CT 06510	Special Counsel
Terry A. Wettergreen, Chief Compliance Officer (from January 2018 to September 2019)	Vigilant Compliance, LLC Gateway Corporate Center, Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317	Director

L2 ASSET MANAGEMENT, LLC

L2 Asset Management, LLC (“L2”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Long/Short Equity Fund (formerly, Catholic Investor Long/Short Equity Fund) and Knights of Columbus U.S. All Cap Index Fund (formerly, Catholic Investor U.S. All Cap Index Fund). The principal address of L2 is 66 Glezen Lane, Wayland, Massachusetts 01778. L2 is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Matthew Malgari Managing Member, Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
Sanjeev Bhohjraj Portfolio Manager	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Managing Member
	Samuel Curtis Johnson Graduate School of Management Cornell SC Johnson College of Business Sage Hall, 106 East Avenue Ithaca, New York 14853	Professor
Nathan Przybylo Programmer	Kailash Capital, LLC 66 Glezen Lane Wayland, MA 01778	Programmer, Member

LARCH LANE PARTNERS LLC

Larch Lane Partners LLC (“Larch Lane”) serves as investment sub-adviser for the Registrant’s Fiera Capital Diversified Alternatives Fund. The principal address of Larch Lane is 135 East 57th Street, 14th Floor, New York, New York 10022. Larch Lane is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Mark A. Jurish, CIO/Managing Member	Fiera Capital 375 Park Avenue, 8th Floor New York, New York 10152	Employee
Mario M. Covo, CCO/COO/Managing Member	Bladex Panama City, Panama	Board Member
	DanaMar LLC 1155 Park Ave New York, New York 10128	Founder, Principal
Diego J. Orlanski, Chief Risk Officer/Managing Member	Seagul Capital and Seagul Re 641 Lexington Avenue New York, New York 10022	Risk Manager

LEVIN EASTERLY PARTNERS LLC

Levin Easterly Partners LLC (“Levin Easterly”), serves as investment adviser for the Registrant’s Levin Easterly Value Opportunities Fund. The principal address of Levin Easterly is 595 Madison Avenue, 17th Floor, New York, New York 10022. Levin Easterly is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is for the fiscal years ended December 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Darrell Crate Chairman	Easterly Partners Group LLC 138 Conant Street Beverly, MA 01915	Managing Principal
	Easterly Government Properties, Inc. 2101 L Street NW Suite 650, Washington, DC 20037	Chairman of the Board of Directors
Eric Colandrea General Counsel and Chief Compliance Officer	Easterly Partners Group LLC 595 Madison Avenue, 17th Floor New York, NY 10022	General Counsel
Daniel Shea Chief Financial Officer	Woodcliff Advisors LLC 2 Minuteman Road Medfield, MA 02052	Principal

METLIFE INVESTMENT MANAGEMENT, LLC

MetLife Investment Management, LLC (“MetLife”) serves as investment adviser for the Registrant’s MetLife Core Plus Fund and MetLife Multi-Sector Fixed Income Fund. The principal address of MetLife is One Whippany Way, Whippany, New Jersey 07981. MetLife is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Steven Goulart President, Chief Executive Officer	MetLife, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Group, Inc. 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	Metropolitan Life Insurance Company 200 Park Avenue New York, NY 10166	Executive Vice President and Chief Investment Officer
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	President and Director
	MetLife EU Holding Company Limited 200 Park Avenue New York, NY 10166	Director

Joseph Pollaro Chief Operating Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	President and Chief Executive Officer
	MetLife Investment Management Limited (United Kingdom) Level 34 One Canada Square London E14 5AA United Kingdom	Chief Operating Officer Director
	MetLife Asset Management Corp. (Japan) Tokyo Garden Terrace Kioicho Kioi Tower 25F 1-3, Kioicho, Chiyoda-ku, Tokyo Japan	Chief Operating Officer Director
	MetLife Investments Asia Limited 9th Floor, One Taikoo Place 979 King’s Road, Quarry Bay Hong Kong S.A.R.	Chief Operating Officer Director
	MetLife Investment Management Holdings (Ireland) Limited 20 on Hatch Lower Hatch Street Dublin 2, Ireland	Director
	MetLife Investments Management Holdings, LLC One MetLife Way Whippany, NJ 07981	Board of Managers
	MetLife Investors Group, LLC One MetLife Way Whippany, NJ 07981	Board of Managers
Michael Yick Treasurer and Chief Financial Officer	MetLife Investments Securities, LLC One MetLife Way Whippany, NJ 07981	Treasurer and Chief Financial Officer
	MetLife Investments Management Holdings LLC One MetLife Way Whippany, NJ 07981	Treasurer
	OMI MLIC Investments Limited (Cayman Islands) One MetLife Way Whippany, NJ 07981	Chief Financial Officer
	334 Madison Euro Investments, Inc. One MetLife Way Whippany, NJ 07981	Director
	Convent Station Euro Investments Four Company One MetLife Way Whippany, NJ 07981	Director
	Park Twenty Three Investments Company One MetLife Way Whippany, NJ 07981	Director

MESIROW FINANCIAL INVESTMENT MANAGEMENT, INC.

Mesirow Financial Investment Management, Inc. (“MFIM”), serves as investment adviser for the Registrant’s Mesirow Financial Enhanced Core Plus Fund (formerly, Mesirow Financial Core Bond Fund), Mesirow Financial High Yield Fund and Mesirow Financial Small Cap Value Sustainability Fund (formerly, Mesirow Financial Small Cap Value Fund). The principal address of MFIM is 353 N. Clark Street, Chicago, Illinois 60654. MFIM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Richard Price, Chairman	CIBC Bancorp USA Inc. 120 South LaSalle Street Chicago, Illinois 60603	Board Director and Committee Member

NICHOLAS INVESTMENT PARTNERS, L.P.

Nicholas Investment Partners, L.P. (“Nicholas”), serves as investment adviser for the Registrant’s Nicholas Partners Small Cap Growth Fund. The principal address of Nicholas is 6451 El Sicomoro Street, Rancho Santa Fe, California 92067. Nicholas is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended September 30, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Arthur Nicholas, Co-Founder/Adviser	Wagonhound Land & Livestock, LLC 1061 Poison Lake Drive Douglas, WY 82633	Sole Owner

NINETY ONE NORTH AMERICA, INC.

Ninety One North America, Inc. (“Ninety One”) serves as investment adviser for the Registrant’s Ninety One Global Franchise Fund (formerly, Investec Global Franchise Fund) and Ninety One Emerging Markets Equity Fund (formerly, Investec Emerging Markets Equity Fund). The principal address of Ninety One is 666 Fifth Avenue, 37th Floor, New York, New York 10103. Ninety One is an investment adviser registered under the Investment Advisers Act of 1940, as amended. [During the fiscal years ended October 31, 2018 and 2019, no director, officer or partner of Ninety One engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.]

PENN MUTUAL ASSET MANAGEMENT, LLC

Penn Mutual Asset Management, LLC (“PMAM”) serves as investment adviser for the Registrant’s Penn Mutual AM Strategic Income Fund and Penn Mutual AM 1847 Income Fund. The principal address of PMAM is 600 Dresher Road, Suite 100, Horsham, Pennsylvania 19044. PMAM is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the fiscal years ended December 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
David M. O’Malley, Chairman and Chief Executive Officer	Penn Series Funds, Inc. Baltimore, MD	President
	The Penn Mutual Life Insurance Company Philadelphia, PA	Trustee, President and Chief Operating Officer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, President and Chief Operating Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	President
	Independence Square Properties, LLC Wilmington, DE	Director and President
	Janney Montgomery Scott LLC Philadelphia, PA	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	Vantis Life Insurance Company of New York Brewster, NY	Director
	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Director
Eileen C. McDonnell, Manager	Penn Series Funds, Inc. Baltimore, MD	Director and Chairperson of the Board
	The Penn Mutual Life Insurance Company Philadelphia, PA	Chief Executive Officer, Chairperson of the Board
	The Penn Insurance and Annuity Company Wilmington, DE	Chief Executive Officer, Director, and Chairperson of the Board
	Independence Square Properties, LLC Wilmington, DE	Director
	Vantis Life Insurance Company Windsor, Connecticut	Director
	Vantis Life Insurance Company of New York Brewster, NY	Director

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Keith G. Huckerby, President and Chief Operating Officer	Penn Mutual Asset Management Multi-Series Fund (Cayman), SPC	Chairperson and Director
David M. Raszeja, Manager	Hornor, Townsend & Kent, Inc.	Director (Board of Managers)
	The Penn Mutual Life Insurance Company Philadelphia, PA	Senior Vice President, Chief Financial Officer and Treasurer
	The Penn Insurance and Annuity Company Wilmington, DE	Director, Senior Vice President, and Chief Financial Officer
	PIA Reinsurance Company of Delaware I Horsham, PA	Director, Senior Vice President, and Chief Financial Officer
Tyler Thur, Treasurer and Controller	Penn Series Funds, Inc. Baltimore, MD	Assistant Treasurer
Steven Viola, Assistant Treasurer	Penn Series Funds, Inc. Baltimore, MD	Treasurer (Principal Financial Officer and Principal Accounting Officer)
Christopher G. Jahn, Auditor	The Penn Mutual Life Insurance Company Philadelphia, PA	Assistant Vice President, Internal Audit
	The Penn Insurance and Annuity Company Wilmington, DE	Assistant Vice President, Internal Audit
	PIA Reinsurance Company of Delaware I Horsham, PA	Assistant Vice President, Internal Audit
Anisa Bartholomew, Secretary	The Penn Mutual Life Insurance Company Philadelphia, PA	Director and Legal Counsel
Jessica Swarr, Tax Director	Independence Square Properties, LLC Wilmington, DE	Tax Director
	The Penn Insurance and Annuity Company Wilmington, DE	Tax Director
	PIA Reinsurance Company of Delaware I Horsham, PA	Tax Director
Wei Zhao, Chief Compliance Officer	Penn Series Funds, Inc. Baltimore, MD	Chief Compliance Officer

PINEBRIDGE INVESTMENTS LLC

PineBridge Investments LLC (“PineBridge”) serves as investment adviser for the Registrant’s PineBridge Dynamic Asset Allocation Fund. The principal address of PineBridge is Park Avenue Tower, 65 East 55th Street, New York, New York 10022. PineBridge is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is provided as of October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
FT Chong Managing Director	Poof-Alex Holdings LLC 10 Glenville St. Greenwich, CT 06831	Board Member

RANGER GLOBAL REAL ESTATE ADVISORS, LLC

Ranger Global Real Estate Advisors, LLC (“Ranger”) serves as investment sub-adviser for the Registrant’s Knights of Columbus Real Estate Fund (formerly, Knights of Columbus Global Real Estate Fund). The principal address of Ranger is 415 Madison Avenue, 14th Floor, New York, New York 10017. Ranger is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of October 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
F. Scott Tuck Chief Executive Officer, Managing Partner	ValueQuest Capital LLP 8th Fl, Vibgyor Towers BKC, Mumbai	Independent Fund Director
	BlackRidge Technology, Inc 5390 Kietzke Lane Suite 104 Reno, NV 89511	Advisory Board Member

Rayliant Asset Management

Rayliant Investment Research, doing business as Rayliant Asset Management (“Rayliant”), serves as the investment adviser for the Registrant’s Rayliant Quantamental China Equity Fund. The principal address of Rayliant is 11 Zephyr, Irvine, California 92602. Rayliant is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of [date]. [To be updated by amendment.]

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company

RWC Asset Advisors (US) LLC

RWC Asset Advisors (US) LLC (“RWC”) serves as investment adviser for the Registrant’s RWC Global Emerging Equity Fund. The principal address of RWC is 2640 South Bayshore Drive, Suite 201, Miami, Florida 33133. RWC is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the fiscal years ended September 30, 2018 and 2019, no director, officer or partner of RWC engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

STRATEGIC GLOBAL ADVISORS, LLC

Strategic Global Advisors, LLC (“Strategic Global Advisors”) serves as investment adviser for the Registrant’s SGA International Equity Fund, SGA International Equity Plus Fund, SGA International Small-Mid Cap Equity Fund and SGA Global Equity Fund. The principal address of Strategic Global Advisors is 100 Bayview Circle, Suite 650, Newport Beach, California 92660. Strategic Global Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information below is provided as of July 31, 2018 and 2019.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Brett Gallagher President	Nile Capital Group, LLC 2121 Avenue of the Stars, #160 Los Angeles, CA 90067	Managing Director, Research & Acquisition
	Convergence Investment Partners, LLC 3801 PGA Blvd., Suite 1001 Palm Beach Garden, FL 33410	CEO

ITEM 32. PRINCIPAL UNDERWRITERS

(a)	Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

The Registrant’s distributor, SEI Investments Distribution Co. (“SIDCO”), acts as distributor for:

SEI Daily Income Trust	July 15, 1982
SEI Tax Exempt Trust	December 3, 1982
SEI Institutional Managed Trust	January 22, 1987
SEI Institutional International Trust	August 30, 1988
The Advisors’ Inner Circle Fund	November 14, 1991
The Advisors’ Inner Circle Fund II	January 28, 1993
Bishop Street Funds	January 27, 1995
SEI Asset Allocation Trust	April 1, 1996
SEI Institutional Investments Trust	June 14, 1996
City National Rochdale Funds (f/k/a CNI Charter Funds)	April 1, 1999
Causeway Capital Management Trust	September 20, 2001
SEI Offshore Opportunity Fund II	September 1, 2005
ProShares Trust	November 14, 2005
Community Capital Trust (f/k/a Community Reinvestment Act Qualified Investment Fund)	January 8, 2007
SEI Offshore Advanced Strategy Series SPC	July 31, 2007
SEI Structured Credit Fund, LP	July 31, 2007
Global X Funds	October 24, 2008
ProShares Trust II	November 17, 2008
SEI Special Situations Fund	July 1, 2009
Exchange Traded Concepts Trust (f/k/a FaithShares Trust)	August 7, 2009
Schwab Strategic Trust	October 12, 2009
RiverPark Funds Trust	September 8, 2010
Adviser Managed Trust	December 10, 2010
SEI Core Property Fund	January 1, 2011
New Covenant Funds	March 23, 2012
Cambria ETF Trust	August 30, 2012
Highland Funds I (f/k/a Pyxis Funds I)	September 25, 2012
KraneShares Trust	December 18, 2012
SEI Insurance Products Trust	September 10, 2013
The KP Funds	September 19, 2013
SEI Catholic Values Trust	March 24, 2015
SEI Hedge Fund SPC	June 26, 2015
SEI Energy Debt Fund	June 30, 2015
Gallery Trust	January 8, 2016

Schroder Series Trust	February 10, 2017
Schroder Global Series Trust	February 10, 2017
City National Rochdale Select Strategies Fund	March 1, 2017
Metaurus Equity Component Trust	October 2, 2017
Impact Shares Trust	March 1, 2018
City National Rochdale Strategic Credit Fund	May 16, 2018
Symmetry Panoramic Trust	July 23, 2018
Frost Family of Funds	May 31, 2019

SIDCO provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services (“Funds Evaluation”) and automated execution, clearing and settlement of securities transactions (“MarketLink”).

(b)	Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 25 of Part B. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, PA 19456.

Name	Position and Office with Underwriter	Positions and Offices with Registrant
William M. Doran	Director	Trustee and Chairman of the Board
Paul F. Klauder	Director	--
Wayne M. Withrow	Director	--
Kevin P. Barr	Director, President, & Chief Executive Officer	--
Maxine J. Chou	Chief Financial Officer, Chief Operations Officer, & Treasurer	--
Jennifer H. Campisi	Chief Compliance Officer, Anti-Money Laundering Officer & Assistant Secretary	--
John C. Munch	General Counsel & Secretary	--
Mark J. Held	Senior Vice President	--
John P. Coary	Vice President & Assistant Secretary	--
Lori L. White	Vice President & Assistant Secretary	--
Judith A. Rager	Vice President	--
Jason McGhin	Vice President	--
Gary Michael Reese	Vice President	--
Robert M. Silvestri	Vice President	--

(c) Not Applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder, are maintained as follows:

(a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of the Registrant’s custodians:

MUFG Union Bank, N.A. (formerly known as Union Bank, N.A.)

350 California Street

6th Floor

San Francisco, California 94104

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109-3661

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111

(b) With respect to Rules 31a-1(a); 31a-1(b)(1), (4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of the Registrant’s administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, Pennsylvania 19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s advisers:

Aegon USA Investment Management, LLC

6300 C Street SW

Cedar Rapids, Iowa 54299

Aperture Investors, LLC

250 West 55th Street, 30th Floor

New York, New York 10019

Asset Management One USA Inc.

757 Third Avenue, 8th Floor

New York, New York 10017

Chevy Chase Trust Company

7501 Wisconsin Avenue, 1500W

Bethesda, Maryland 20814

Chiron Investment Management, LLC

1350 Avenue of the Americas

Suite 700

New York, New York 10019

Fiera Capital Inc.

375 Park Avenue

8th Floor

New York, New York 10152

GQG Partners LLC

450 East Las Olas Boulevard

Suite 750

Fort Lauderdale, Florida 33301

KBI Global Investors (North America) Ltd

3rd Floor, 2 Harbourmaster Place

IFSC

Dublin 1

Ireland

Knights of Columbus Asset Advisors LLC

One Columbus Plaza

New Haven, Connecticut 06510

L2 Asset Management, LLC

66 Glezen Lane

Wayland, Massachusetts 01778

Larch Lane Partners LLC

135 East 57th Street, 14th Floor

New York, New York 10022

Levin Easterly Partners LLC

595 Madison Avenue, 17th Floor

New York, New York 10022

MetLife Investment Management, LLC

One MetLife Way

Whippany, New Jersey 07981

Mesirow Financial Investment Management, Inc.

353 N. Clark Street

Chicago, Illinois 60654

Nicholas Investment Partners, L.P.

6451 El Sicomoro Street

Rancho Santa Fe, California 92067

Ninety One North America, Inc.

666 Fifth Avenue, 37th Floor

New York, New York 10103

Penn Mutual Asset Management, LLC

600 Dresher Road, Suite 100

Horsham, Pennsylvania 19044

PineBridge Investments LLC

Park Avenue Tower

65 East 55th Street

New York, New York 10022

Ranger Global Real Estate Advisors, LLC

415 Madison Avenue, 14th Floor

New York, New York 10017

Rayliant Asset Management

11 Zephyr

Irvine, California 92602

RWC Asset Advisors (US) LLC

2640 South Bayshore Drive, Suite 201

Miami, Florida 33133

Strategic Global Advisors, LLC

100 Bayview Circle

Suite 650

Newport Beach, California 92660

ITEM 34. MANAGEMENT SERVICES:

None.

ITEM 35. UNDERTAKINGS:

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 241 to Registration Statement No. 333-192858 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 17th day of July, 2020.

THE ADVISORS’ INNER CIRCLE FUND III

By:	*
Michael Beattie
President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

*	Trustee	July 17, 2020
William M. Doran

*	Trustee	July 17, 2020
Jon C. Hunt

*	Trustee	July 17, 2020
Thomas P. Lemke

*	Trustee	July 17, 2020
Jay C. Nadel

*	Trustee	July 17, 2020
Randall S. Yanker

*	President	July 17, 2020
Michael Beattie

*	Treasurer, Controller &	July 17, 2020
Stephen Connors	Chief Financial Officer

* By:	/s/ James Bernstein
James Bernstein
Attorney-in-Fact